Exhibit 99.1

                      GACC Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective August 14, 2007, between German American Capital Corporation, as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Twenty-four of the Mortgage Loans (the "Capmark/GACC Mortgage Loans") were purchased by the Seller pursuant to a mortgage loan purchase agreement dated and effective as of March 30, 2007 (the "Capmark/GACC Purchase Agreement") between Capmark Finance Inc., as seller, and German American Capital Corporation, as purchaser.

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to COMM 2007-C9 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Standard and Poor's Rating Services, a division of The McGraw Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Capmark Finance Inc., as the master servicer with respect to the Mortgage Loans sold to the trust by Capmark Finance Inc. and the Capmark/GACC Mortgage Loans (as defined therein) (the "Capmark Master Servicer"), KeyCorp Real Estate Capital Markets, Inc., as the master servicer with respect to the Mortgage Loans sold to the trust by German American Capital Corporation (other than the Capmark/GACC Mortgage Loans) and KeyBank National Association (the "KRECM Master Servicer"), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the DDR Portfolio Mortgage Loan (in such capacity, the "Special Servicer"), Deutsche Bank Trust Company Americas, as certificate administrator (the "Certificate Administrator") and paying agent, and Wells Fargo Bank, N.A., as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Capmark Securities Inc. ("CSI"), KeyBanc Capital Markets Inc. ("KCM"), Citigroup Global Markets Inc. ("CGM") and Morgan Stanley & Co. Incorporated ("Morgan Stanley," and collectively with KCM, DBS and CSI, in such capacity the "Underwriters") pursuant to an underwriting agreement dated August 8, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non Registered Certificates") pursuant to a certificate purchase agreement dated August 8, 2007 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. (in such capacity, the "Initial Purchaser"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the GACC Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on August 6, 2007 (the "GACC Indemnification Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 14, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the related Due Date in August 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $2,149,013,038, subject to a variance of plus or minus 5.0%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of August 1, 2007 between the KRECM Master Servicer and the Seller, (ii) that certain Servicing Rights Purchase Agreement dated as of August 1, 2007 between the Capmark Master Servicer and the Seller, (iii) the rights of the holder of the 60 Wall Street Pari Passu Loan under the 60 Wall Street Intercreditor Agreement, (iv) the rights of the holders of the DDR Portfolio Pari Passu Loans under the DDR Portfolio Intercreditor Agreement, (v) the rights of the holder of the Ritz-Carlton Key Biscayne B Loan under the Ritz-Carlton Key Biscayne Intercreditor Agreement, (vi) the rights of the holders of the USFS Industrial Distribution Portfolio Pari Passu Loans under the USFS Industrial Distribution Portfolio Intercreditor Agreement, (vii) the rights of the holder of the 85 Tenth Avenue Pari Passu Loan under the 85 Tenth Avenue Intercreditor Agreement, (viii) the rights of the holders of the Georgian Towers Pari Passu Loan under the Georgian Towers Intercreditor Agreement and
(ix) the rights of the holder of the Mission Mayfield Downs B Loan under the Mission Mayfield Downs Intercreditor Agreement. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller. In addition, with respect to the Capmark/GACC Mortgage Loans, the Seller hereby assigns to the Purchaser its rights and interests under the Capmark/GACC Purchase Agreement, including the right to enforce directly against Capmark Finance Inc. all repurchase and other obligations described in
Section 6 of the Capmark/GACC Purchase Agreement. A copy of the Capmark/GACC Purchase Agreement is attached hereto as Exhibit E.

            On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of the recorded original of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Master Servicer.

            (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            (d) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and
(xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the applicable Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the applicable Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the applicable Master Servicer) in order for the applicable Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the applicable Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the applicable Master Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the applicable Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (e) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (f) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the applicable Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the applicable Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the applicable Master Servicer.

            (g) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (h) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

            (i) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the GACC Indemnification Agreement, and with respect to the Capmark/GACC Mortgage Loans, the Capmark Indeminfication Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C with respect to each Mortgage Loan (other than the Capmark/GACC Mortgage Loans) subject to the exceptions set forth in Schedule C-1 to Exhibit C. With respect to the Capmark/GACC Mortgage Loans, the Seller has assigned to the Purchaser its rights and interest under the Capmark/GACC Purchase Agreement, and any representations made to GACC thereunder (subject to any exceptions thereunder) are hereby assigned to the Purchaser. A copy of the Capmark/GACC Purchase Agreement is attached hereto as Exhibit E.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans (other than the Capmark/GACC Mortgage Loans) or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans (other than the Capmark/GACC Mortgage Loans), the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GACC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans (other than the Capmark/GACC Mortgage Loans) and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the GACC Indemnification Agreement), the Memorandum (as defined in the GACC Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the GACC Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above (or the corresponding section in the Capmark/GACC Purchase Agreement) which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C (or the corresponding section in the Capmark/GACC Purchase Agreement) which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and with respect to the Capmark/GACC Mortgage Loans, the Seller and Capmark and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii),
(vii), (xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the applicable Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the applicable Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section
2.02 of the Pooling and Servicing Agreement, the related Mortgage Loan Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period, (ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the applicable Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the applicable Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the applicable Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the applicable Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the applicable Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the applicable Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the applicable Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and (2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the applicable Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the applicable Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the applicable Master Servicer and remitted by the applicable Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the applicable Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the applicable Master Servicer of such deposit.

            Notwithstanding anything herein to the contrary, in connection with a Defect or Breach with respect to a Capmark/GACC Mortgage Loan, Section 6 of the Capmark/GACC Purchase Agreement shall govern with respect to repurchases and substitutions and any party required to deliver notice hereunder, shall be required to deliver such notice to Capmark.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

            (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the applicable Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 504-6822, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005,
Attention: Lainie Kaye, facsimile no. (212) 797-4487 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 9 and the GACC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       GERMAN AMERICAN CAPITAL CORPORATION



                                       By:/s/ Charles Y. Lee
                                          Name: Charles Y. Lee
                                          Title: Vice President



                                       By /s/ Boris Zhuravel
                                          Name: Boris Zhuravel
                                          Title: Vice President


                                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                          CORPORATION



                                       By:/s/ Charles Y. Lee
                                          Name: Charles Y. Lee
                                          Title: Vice President



                                       By:/s/ Boris Zhuravel
                                          Name: Boris Zhuravel
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Servicing Fee Rate;

            (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xi) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xii) the Revised Rate of such Mortgage Loan, if any;

            (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

            (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.

COMM 2007-C9

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES


MORTGAGE LOAN SCHEDULE

MORTGAGE LOANS SOLD BY GERMAN AMERICAN CAPITAL CORPORATION


                                                             % of                         % of Applicable                 Mortgage
                                                             Initial Pool    Loan Group   Loan Group         # of         Loan
Loan No.   Property Name                                     Balance         1 or 2       Balance            Properties   Seller (1)
--------   -----------------------------------------------   ------------    ----------   ---------------    ----------   ----------
       1   60 Wall Street                                            9.88%            1             10.84%            1   GACC
       2   DDR Portfolio                                             7.67%            1              8.42%           52   GACC
    2.01   Hilltop Plaza                                             0.33%                           0.36%            1   GACC
    2.02   Largo Town Center                                         0.31%                           0.35%            1   GACC
    2.03   Midway Plaza                                              0.30%                           0.33%            1   GACC
    2.04   Riverstone Plaza                                          0.29%                           0.32%            1   GACC
    2.05   Highland Grove                                            0.29%                           0.32%            1   GACC
    2.06   Riverdale Shops                                           0.28%                           0.31%            1   GACC
    2.07   Skyview Plaza                                             0.26%                           0.28%            1   GACC
    2.08   Apple Blossom Corners                                     0.25%                           0.28%            1   GACC
    2.09   Fayetteville Pavilion                                     0.24%                           0.27%            1   GACC
    2.10   Creekwood Crossing                                        0.23%                           0.25%            1   GACC
    2.11   Flamingo Falls                                            0.22%                           0.24%            1   GACC
    2.12   Harundale Plaza                                           0.21%                           0.24%            1   GACC
    2.13   Meadowmont Village Center                                 0.21%                           0.23%            1   GACC
    2.14   Springfield Commons                                       0.21%                           0.23%            1   GACC
    2.15   Northlake Commons                                         0.18%                           0.20%            1   GACC
    2.16   Village Square at Golf                                    0.17%                           0.19%            1   GACC
    2.17   Oviedo Park Crossing                                      0.17%                           0.19%            1   GACC
    2.18   Shoppes of Golden Acres                                   0.17%                           0.18%            1   GACC
    2.19   Bardmoor Shopping Center                                  0.17%                           0.18%            1   GACC
    2.20   Rosedale Shopping Center                                  0.15%                           0.17%            1   GACC
    2.21   Casselberry Commons                                       0.15%                           0.16%            1   GACC
    2.22   Shoppes at New Tampa                                      0.15%                           0.16%            1   GACC
    2.23   Crossroads Plaza                                          0.13%                           0.14%            1   GACC
    2.24   Plaza Del Paraiso                                         0.12%                           0.13%            1   GACC
    2.25   North Pointe Plaza                                        0.12%                           0.13%            1   GACC
    2.26   Melbourne Shopping Center                                 0.12%                           0.13%            1   GACC
    2.27   Market Square                                             0.11%                           0.12%            1   GACC
    2.28   Shoppes of Lithia                                         0.11%                           0.12%            1   GACC
    2.29   West Oaks Towne Center                                    0.11%                           0.12%            1   GACC
    2.30   Sharon Greens                                             0.10%                           0.11%            1   GACC
    2.31   Lakewood Ranch                                            0.10%                           0.11%            1   GACC
    2.32   Cofer Crossing                                            0.10%                           0.11%            1   GACC
    2.33   Clayton Corners                                           0.10%                           0.11%            1   GACC
    2.34   Clearwater Crossing                                       0.10%                           0.11%            1   GACC
    2.35   Shoppes at Paradise Pointe                                0.10%                           0.11%            1   GACC
    2.36   Killearn Shopping Center                                  0.10%                           0.11%            1   GACC
    2.37   Conway Plaza                                              0.09%                           0.10%            1   GACC
    2.38   River Run Shopping Center                                 0.09%                           0.10%            1   GACC
    2.39   Aberdeen Square                                           0.09%                           0.10%            1   GACC
    2.40   Chickasaw Trails Shopping Center                          0.09%                           0.09%            1   GACC
    2.41   Derby Square                                              0.09%                           0.09%            1   GACC
    2.42   Shoppes at Lake Dow                                       0.08%                           0.09%            1   GACC
    2.43   Shoppes of Ellenwood                                      0.08%                           0.08%            1   GACC
    2.44   Shops at Oliver's Crossing                                0.07%                           0.08%            1   GACC
    2.45   Southwood Village Shopping Center                         0.07%                           0.08%            1   GACC
    2.46   Paraiso Plaza                                             0.07%                           0.08%            1   GACC
    2.47   Sheridan Square                                           0.07%                           0.08%            1   GACC
    2.48   Countryside Shopping Center                               0.07%                           0.07%            1   GACC
    2.49   Shoppes of Citrus Hills                                   0.07%                           0.07%            1   GACC
    2.50   Crystal Springs Shopping Center                           0.06%                           0.07%            1   GACC
    2.51   Sexton Commons                                            0.06%                           0.07%            1   GACC
    2.52   Hairston Crossing                                         0.06%                           0.06%            1   GACC
       3   Waterview                                                 7.28%            1              7.99%            1   GACC
       4   Ritz-Carlton Key Biscayne                                 5.54%            1              6.09%            1   GACC
       5   85 Tenth Avenue                                           5.20%            1              5.71%            1   GACC
       9   USFS Industrial Distribution Portfolio (27)               3.11%            1              3.42%           38   GACC
    9.01   15155 Northam Street                                      0.30%                           0.33%            1   GACC
    9.02   120 Longs Pond Road                                       0.18%                           0.20%            1   GACC
    9.03   7004 East Hanna Avenue                                    0.16%                           0.17%            1   GACC
    9.04   1685 West Cheyenne Avenue                                 0.15%                           0.17%            1   GACC
    9.05   7801 Statesville Road                                     0.15%                           0.16%            1   GACC
    9.06   300 Lawrence Drive                                        0.14%                           0.16%            1   GACC
    9.07   4550 West Buckeye Road                                    0.14%                           0.15%            1   GACC
    9.08   8024 Telegraph Road                                       0.13%                           0.14%            1   GACC
    9.09   10211 North IH 35                                         0.13%                           0.14%            1   GACC
    9.10   7598 NW 6th Avenue                                        0.12%                           0.14%            1   GACC
    9.11   11994 Livingston Road                                     0.12%                           0.13%            1   GACC
    9.12   1500 NC Hwy 39                                            0.11%                           0.12%            1   GACC
    9.13   28001 Napier Road                                         0.09%                           0.10%            1   GACC
    9.14   11955 East Peakview Avenue                                0.08%                           0.09%            1   GACC
    9.15   12301 Cumberland Road                                     0.08%                           0.09%            1   GACC
    9.16   1899 N US Hwy 1                                           0.08%                           0.08%            1   GACC
    9.17   222 Otrobando Avenue P.O. Box 103                         0.07%                           0.08%            1   GACC
    9.18   9605 54th Avenue North                                    0.07%                           0.08%            1   GACC
    9.19   W137 N9245 Highway 45                                     0.07%                           0.08%            1   GACC
    9.20   950 South Shiloh Road & 1992 Forest Lane                  0.07%                           0.07%            1   GACC
    9.21   111 Alliant Drive                                         0.07%                           0.07%            1   GACC
    9.22   40 Fort Lewis Boulevard                                   0.06%                           0.06%            1   GACC
    9.23   755 Pierce Road                                           0.06%                           0.06%            1   GACC
    9.24   8000 Bavaria Road                                         0.05%                           0.06%            1   GACC
    9.25   10410 South 50th Place                                    0.05%                           0.06%            1   GACC
    9.26   1 Quality Lane                                            0.05%                           0.05%            1   GACC
    9.27   2850 Selma Highway                                        0.05%                           0.05%            1   GACC
    9.28   5445 Spellmire Drive                                      0.04%                           0.04%            1   GACC
    9.29   1350/1400 North 10th Street                               0.04%                           0.04%            1   GACC
    9.30   1044/1045 Garden Street                                   0.04%                           0.04%            1   GACC
    9.31   4601 32nd Avenue South                                    0.03%                           0.04%            1   GACC
    9.32   5353 Nathan Lane North                                    0.03%                           0.03%            1   GACC
    9.33   125 Gardenville Parkway West                              0.03%                           0.03%            1   GACC
    9.34   6315 John J Pershing Drive                                0.02%                           0.02%            1   GACC
    9.35   3500 Saratoga Avenue                                      0.02%                           0.02%            1   GACC
    9.36   333-340 North Claremont Avenue                            0.02%                           0.02%            1   GACC
    9.37   2575 Virginia Avenue                                      0.02%                           0.02%            1   GACC
    9.38   345 Kino Drive                                            0.01%                           0.01%            1   GACC
      10   135 East 57th Street                                      2.41%            1              2.64%            1   GACC
      11   Congressional Village                                     1.54%            1              1.69%            1   GACC
      12   Jefferson at Congressional                                0.81%            1              0.89%            1   GACC
      13   Georgian Towers                                           2.32%            2             26.01%            1   GACC
      14   Doubletree - Charleston                                   1.73%            1              1.90%            1   GACC
      15   Siemens Office Building                                   1.39%            1              1.53%            1   GACC
      16   Walgreens Portfolio III                                   1.17%            1              1.29%            8   GACC
   16.01   Walgreens (San Antonio)                                   0.26%                           0.29%            1   GACC
   16.02   Walgreens (Lubbock)                                       0.14%                           0.16%            1   GACC
   16.03   Walgreens (Houma)                                         0.14%                           0.15%            1   GACC
   16.04   Walgreens (Whiteville)                                    0.14%                           0.15%            1   GACC
   16.05   Walgreens (Salisbury)                                     0.13%                           0.14%            1   GACC
   16.06   Walgreens (Delavan)                                       0.13%                           0.14%            1   GACC
   16.07   Walgreens (Sulphur)                                       0.12%                           0.14%            1   GACC
   16.08   Walgreens (Kokomo)                                        0.11%                           0.12%            1   GACC
      18   Silverado & Grand Canyon                                  1.09%            1              1.20%            2   GACC
   18.01   Silverado Ranch Place (Buildings A & D)                   0.66%                           0.72%            1   GACC
   18.02   Grand Canyon Parkway (Buildings A & D)                    0.44%                           0.48%            1   GACC
      19   AFRT Bank Branch Portfolio (Pool D)                       1.08%            1              1.19%           16   GACC
   19.01   Sawgrass                                                  0.20%                           0.22%            1   GACC
   19.02   Deerfield Beach                                           0.19%                           0.21%            1   GACC
   19.03   Altamonte Crossing Office                                 0.10%                           0.11%            1   GACC
   19.04   Stonehenge Office                                         0.09%                           0.09%            1   GACC
   19.05   El Dorado Hills Branch                                    0.07%                           0.08%            1   GACC
   19.06   Bradenton City                                            0.07%                           0.07%            1   GACC
   19.07   47th Terrace                                              0.06%                           0.07%            1   GACC
   19.08   Centerville                                               0.05%                           0.06%            1   GACC
   19.09   Vero-West                                                 0.04%                           0.05%            1   GACC
   19.10   Brandon                                                   0.04%                           0.05%            1   GACC
   19.11   Lilburn Office                                            0.04%                           0.04%            1   GACC
   19.12   Holly Hill Office                                         0.03%                           0.04%            1   GACC
   19.13   Cordova Office                                            0.03%                           0.03%            1   GACC
   19.14   Simpsonville Main Office                                  0.03%                           0.03%            1   GACC
   19.15   Sutter Creek                                              0.02%                           0.03%            1   GACC
   19.16   Banner Elk                                                0.02%                           0.02%            1   GACC
      20   AFRT Bank Branch Portfolio (Pool B)                       1.04%            1              1.14%           16   GACC
   20.01   New Citrus Park                                           0.12%                           0.13%            1   GACC
   20.02   Cypress Lake Drive                                        0.10%                           0.11%            1   GACC
   20.03   East Commercial Boulevard                                 0.09%                           0.10%            1   GACC
   20.04   Lake Community Bank                                       0.09%                           0.09%            1   GACC
   20.05   Roseville                                                 0.08%                           0.09%            1   GACC
   20.06   Largo Office                                              0.07%                           0.07%            1   GACC
   20.07   Harbison Office                                           0.06%                           0.07%            1   GACC
   20.08   Providence Square                                         0.06%                           0.07%            1   GACC
   20.09   Woodstock Crossing                                        0.06%                           0.07%            1   GACC
   20.10   Virginia Beach Shore Drive                                0.06%                           0.06%            1   GACC
   20.11   Ashley Village                                            0.06%                           0.06%            1   GACC
   20.12   The Avenues                                               0.05%                           0.06%            1   GACC
   20.13   Hamilton Square                                           0.05%                           0.05%            1   GACC
   20.14   West Market Street                                        0.04%                           0.05%            1   GACC
   20.15   New Smyrna Beach East                                     0.04%                           0.04%            1   GACC
   20.16   Valley Springs                                            0.03%                           0.03%            1   GACC
      21   Fountain Glen at Kentlands Apartments                     0.97%            2             10.87%            1   GACC
      23   Grants Pass Shopping Center                               0.87%            1              0.95%            1   GACC
      25   Hilton Garden Inn - Tysons Corner                         0.81%            1              0.89%            1   GACC
      26   65 Sprague Street                                         0.80%            1              0.88%            1   GACC
      29   Spring Hill Suites                                        0.74%            1              0.81%            1   GACC
      30   Hilton Garden Inn - JFK                                   0.73%            1              0.80%            1   GACC
      31   Intercontinental Center                                   0.71%            1              0.78%            1   GACC
      32   West Volusia                                              0.71%            1              0.78%            1   GACC
      33   Best Western Ocean View Resort                            0.69%            1              0.76%            1   GACC
      34   Southlake Medical II                                      0.65%            1              0.71%            1   GACC
      35   The Springs Resort                                        0.64%            1              0.70%            1   GACC
      36   Silver Lake Office                                        0.62%            1              0.68%            1   GACC
      38   The Inn at Little Washington                              0.61%            1              0.67%            1   GACC
      39   Sheraton Petaluma                                         0.60%            1              0.66%            1   GACC
      41   Staybridge Suites - New Orleans                           0.58%            1              0.63%            1   GACC
      42   Mission Mayfield Downs                                    0.53%            2              5.92%            1   GACC
      44   Pullman Portfolio                                         0.52%            1              0.57%           11   GACC
   44.01   Coffeehouse                                               0.14%                           0.16%            1   GACC
   44.02   Grandview Park                                            0.07%                           0.07%            1   GACC
   44.03   Campus Ridge                                              0.07%                           0.07%            1   GACC
   44.04   Greystone Church                                          0.06%                           0.07%            1   GACC
   44.05   Cougar Place                                              0.05%                           0.05%            1   GACC
   44.06   Cougar Tower                                              0.04%                           0.04%            1   GACC
   44.07   915/917 & 920 NE C Street                                 0.03%                           0.04%            1   GACC
   44.08   450 & 520 NE Oak Street, 820 NE Colorado Street           0.02%                           0.03%            1   GACC
   44.09   510 Oak Street                                            0.02%                           0.03%            1   GACC
   44.10   925/927 Maple Street                                      0.01%                           0.01%            1   GACC
   44.11   945/965 Maple Street                                      0.01%                           0.01%            1   GACC
      45   The Village at Mayfield Apartments                        0.51%            2              5.73%            1   GACC
      46   Brentmoor Apartments                                      0.50%            2              5.63%            1   GACC
      48   510 Township Road                                         0.49%            1              0.53%            1   GACC
      51   380 Lafayette Street                                      0.45%            1              0.49%            1   GACC
      52   Bob's Red Mill Industrial Building                        0.45%            1              0.49%            1   GACC
      53   Regency North Whole Foods Center                          0.44%            1              0.49%            1   GACC
      54   Hampton Inn at Bellingham Airport                         0.42%            1              0.46%            1   GACC
      55   199 Lafayette Street                                      0.40%            1              0.44%            1   GACC
      57   Vanowen Apartments                                        0.38%            2              4.30%            1   GACC
      58   Marina Del Rey Shopping Center                            0.38%            1              0.42%            1   GACC
      59   99 Sutton Street                                          0.36%            2              4.04%            1   GACC
      61   Rolando Plaza                                             0.35%            1              0.38%            1   GACC
      65   Walgreens Portfolio III - Pool 2                          0.31%            1              0.34%            2   GACC
   65.01   Walgreens (Baton Rouge)                                   0.16%                           0.17%            1   GACC
   65.02   Walgreens (Richmond)                                      0.15%                           0.17%            1   GACC
      68   Boardwalk Shopping Center                                 0.29%            1              0.32%            1   GACC
      70   25 Jay Street                                             0.28%            2              3.18%            1   GACC
      73   Beverly Boulevard                                         0.27%            1              0.30%            2   GACC
   73.01   8150 Beverly Boulevard                                    0.19%                           0.21%            1   GACC
   73.02   7407 Beverly Boulevard                                    0.08%                           0.08%            1   GACC
      76   599 3rd Street                                            0.25%            2              2.85%            1   GACC
      77   233 Norman Avenue                                         0.25%            1              0.27%            1   GACC
      78   Kedzie Plaza Shopping Center                              0.24%            1              0.27%            1   GACC
      84   Sure Lock Self Storage                                    0.20%            1              0.22%            1   GACC
      86   1165 Broadway & 2136 3rd Avenue                           0.19%            1              0.20%            2   GACC
   86.01   1165 Broadway                                             0.11%                           0.12%            1   GACC
   86.02   2136 3rd Avenue                                           0.08%                           0.08%            1   GACC
      88   Gloversville Shopping Center                              0.18%            1              0.20%            1   GACC
      89   Crown Office Village                                      0.18%            1              0.20%            1   GACC
      90   Lincoln Plaza Center                                      0.17%            1              0.19%            1   GACC
      93   Pacific Boulevard Retail                                  0.16%            1              0.17%            1   GACC
      94   Avalon MHP                                                0.15%            2              1.71%            1   GACC
      96   Satterfield Landing Shopping Center                       0.15%            1              0.16%            1   GACC
      98   100 Enterprise Place                                      0.14%            1              0.15%            1   GACC
     100   Garden Ridge Apartments                                   0.12%            2              1.36%            1   GACC
     101   Verona                                                    0.12%            2              1.32%            1   GACC
     106   Portola Centre                                            0.10%            1              0.11%            1   GACC
           Congressional Rollup                                      2.36%            1              2.59%            2   GACC


                                                             % of                         % of Applicable                 Mortgage
                                                             Initial Pool    Loan Group   Loan Group         # of         Loan
Loan No.   Property Name                                     Balance         1 or 2       Balance            Properties   Seller (1)
--------   -----------------------------------------------   ------------    ----------   ---------------    ----------   ----------
           135 East 57th Street -  Subordinate Non-Pooled
           Portion                                                                                           1            GACC




                          Cut-off                         General                Detailed
           Original       Date           Maturity / ARD   Property               Property                    Interest
Loan No.   Balance        Balance        Balance          Type                   Type                        Rate
--------   ------------   ------------   --------------   --------------------   -------------------------   --------
       1   $285,000,000   $285,000,000     $285,000,000   Office                 CBD                           5.7710%
       2    221,250,000    221,250,000      221,250,000   Retail                 Anchored                      5.6000%
    2.01      9,527,500      9,527,500                    Retail                 Anchored
    2.02      9,067,500      9,067,500                    Retail                 Anchored
    2.03      8,652,500      8,652,500                    Retail                 Anchored
    2.04      8,495,000      8,495,000                    Retail                 Anchored
    2.05      8,382,500      8,382,500                    Retail                 Anchored
    2.06      8,082,500      8,082,500                    Retail                 Anchored
    2.07      7,382,500      7,382,500                    Retail                 Anchored
    2.08      7,305,000      7,305,000                    Retail                 Anchored
    2.09      7,000,000      7,000,000                    Retail                 Anchored
    2.10      6,667,500      6,667,500                    Retail                 Anchored
    2.11      6,272,500      6,272,500                    Retail                 Anchored
    2.12      6,177,500      6,177,500                    Retail                 Anchored
    2.13      6,132,500      6,132,500                    Retail                 Anchored
    2.14      6,017,500      6,017,500                    Retail                 Anchored
    2.15      5,275,000      5,275,000                    Retail                 Anchored
    2.16      4,937,500      4,937,500                    Retail                 Anchored
    2.17      4,922,500      4,922,500                    Retail                 Anchored
    2.18      4,787,500      4,787,500                    Retail                 Anchored
    2.19      4,762,500      4,762,500                    Retail                 Anchored
    2.20      4,382,500      4,382,500                    Retail                 Anchored
    2.21      4,325,000      4,325,000                    Retail                 Anchored
    2.22      4,200,000      4,200,000                    Retail                 Anchored
    2.23      3,762,500      3,762,500                    Retail                 Anchored
    2.24      3,360,000      3,360,000                    Retail                 Anchored
    2.25      3,335,000      3,335,000                    Retail                 Anchored
    2.26      3,335,000      3,335,000                    Retail                 Anchored
    2.27      3,175,000      3,175,000                    Retail                 Anchored
    2.28      3,150,000      3,150,000                    Retail                 Anchored
    2.29      3,095,000      3,095,000                    Retail                 Anchored
    2.30      3,017,500      3,017,500                    Retail                 Anchored
    2.31      3,000,000      3,000,000                    Retail                 Anchored
    2.32      2,985,000      2,985,000                    Retail                 Anchored
    2.33      2,937,500      2,937,500                    Retail                 Anchored
    2.34      2,875,000      2,875,000                    Retail                 Anchored
    2.35      2,765,000      2,765,000                    Retail                 Anchored
    2.36      2,762,500      2,762,500                    Retail                 Anchored
    2.37      2,700,000      2,700,000                    Retail                 Anchored
    2.38      2,652,500      2,652,500                    Retail                 Anchored
    2.39      2,540,000      2,540,000                    Retail                 Anchored
    2.40      2,477,500      2,477,500                    Retail                 Anchored
    2.41      2,477,500      2,477,500                    Retail                 Anchored
    2.42      2,342,500      2,342,500                    Retail                 Anchored
    2.43      2,230,000      2,230,000                    Retail                 Anchored
    2.44      2,142,500      2,142,500                    Retail                 Anchored
    2.45      2,127,500      2,127,500                    Retail                 Anchored
    2.46      2,117,500      2,117,500                    Retail                 Anchored
    2.47      2,062,500      2,062,500                    Retail                 Anchored
    2.48      1,905,000      1,905,000                    Retail                 Anchored
    2.49      1,905,000      1,905,000                    Retail                 Anchored
    2.50      1,872,500      1,872,500                    Retail                 Anchored
    2.51      1,785,000      1,785,000                    Retail                 Anchored
    2.52      1,602,500      1,602,500                    Retail                 Anchored
       3    210,000,000    210,000,000      210,000,000   Office                 CBD                           5.7600%
       4    160,000,000    160,000,000      160,000,000   Hotel                  Full Service                  6.0932%
       5    150,000,000    150,000,000      150,000,000   Office                 CBD                           5.6155%
       9     89,754,335     89,754,335       89,754,335   Various                Various                       6.3830%
    9.01      8,621,250      8,621,250                    Industrial             Warehouse/Distribution
    9.02      5,272,500      5,272,500                    Industrial             Warehouse/Distribution
    9.03      4,503,000      4,503,000                    Industrial             Warehouse/Distribution
    9.04      4,417,500      4,417,500                    Industrial             Warehouse/Distribution
    9.05      4,307,775      4,307,775                    Industrial             Warehouse/Distribution
    9.06      4,089,750      4,089,750                    Industrial             Warehouse/Distribution
    9.07      3,964,350      3,964,350                    Industrial             Warehouse/Distribution
    9.08      3,762,000      3,762,000                    Industrial             Warehouse/Distribution
    9.09      3,719,250      3,719,250                    Industrial             Warehouse/Distribution
    9.10      3,562,500      3,562,500                    Industrial             Warehouse/Distribution
    9.11      3,405,750      3,405,750                    Industrial             Warehouse/Distribution
    9.12      3,184,875      3,184,875                    Industrial             Warehouse/Distribution
    9.13      2,565,000      2,565,000                    Industrial             Warehouse/Distribution
    9.14      2,436,750      2,436,750                    Industrial             Warehouse/Distribution
    9.15      2,351,250      2,351,250                    Industrial             Warehouse/Distribution
    9.16      2,208,750      2,208,750                    Industrial             Warehouse/Distribution
    9.17      2,137,500      2,137,500                    Industrial             Warehouse/Distribution
    9.18      2,137,500      2,137,500                    Industrial             Warehouse/Distribution
    9.19      2,023,500      2,023,500                    Industrial             Warehouse/Distribution
    9.20      1,923,750      1,923,750                    Industrial             Warehouse/Distribution
    9.21      1,881,000      1,881,000                    Industrial             Warehouse/Distribution
    9.22      1,681,500      1,681,500                    Industrial             Warehouse/Distribution
    9.23      1,681,500      1,681,500                    Industrial             Warehouse/Distribution
    9.24      1,574,625      1,574,625                    Industrial             Warehouse/Distribution
    9.25      1,447,800      1,447,800                    Office                 Suburban
    9.26      1,382,250      1,382,250                    Industrial             Warehouse/Distribution
    9.27      1,309,575      1,309,575                    Industrial             Warehouse/Distribution
    9.28      1,130,025      1,130,025                    Industrial             Warehouse/Distribution
    9.29      1,058,062      1,058,062                    Industrial             Warehouse/Distribution
    9.30      1,034,550      1,034,550                    Industrial             Warehouse/Distribution
    9.31      1,008,187      1,008,187                    Industrial             Warehouse/Distribution
    9.32        794,437        794,437                    Industrial             Warehouse/Distribution
    9.33        755,250        755,250                    Industrial             Warehouse/Distribution
    9.34        612,750        612,750                    Industrial             Warehouse/Distribution
    9.35        548,625        548,625                    Industrial             Warehouse/Distribution
    9.36        513,000        513,000                    Industrial             Warehouse/Distribution
    9.37        513,000        513,000                    Industrial             Warehouse/Distribution
    9.38        233,700        233,700                    Industrial             Warehouse/Distribution
      10     69,500,000     69,500,000       64,503,249   Office                 CBD                           5.4300%
      11     44,500,000     44,500,000       41,186,963   Retail                 Shadow Anchored               6.3600%
      12     23,500,000     23,500,000       23,500,000   Land                   Land                          6.3600%
      13     67,000,000     67,000,000       67,000,000   Multifamily            Conventional                  6.1400%
      14     50,000,000     50,000,000       50,000,000   Hotel                  Full Service                  5.6500%
      15     40,200,000     40,170,093       34,499,763   Office                 Suburban                      6.4000%
      16     33,850,000     33,850,000       33,850,000   Retail                 Anchored                      5.6600%
   16.01      7,536,325      7,536,325                    Retail                 Anchored
   16.02      4,125,146      4,125,146                    Retail                 Anchored
   16.03      4,022,018      4,022,018                    Retail                 Anchored
   16.04      3,934,755      3,934,755                    Retail                 Anchored
   16.05      3,776,096      3,776,096                    Retail                 Anchored
   16.06      3,728,498      3,728,498                    Retail                 Anchored
   16.07      3,553,972      3,553,972                    Retail                 Anchored
   16.08      3,173,190      3,173,190                    Retail                 Anchored
      18     31,500,000     31,500,000       30,745,737   Retail                 Shadow Anchored               5.8900%
   18.01     18,936,416     18,936,416                    Retail                 Shadow Anchored
   18.02     12,563,584     12,563,584                    Retail                 Shadow Anchored
      19     31,275,000     31,275,000       28,153,681   Office                 Suburban                      5.8000%
   19.01      5,723,000      5,723,000                    Office                 Suburban
   19.02      5,391,000      5,391,000                    Office                 Suburban
   19.03      2,796,000      2,796,000                    Office                 Suburban
   19.04      2,474,000      2,474,000                    Office                 Suburban
   19.05      1,972,000      1,972,000                    Office                 Suburban
   19.06      1,915,000      1,915,000                    Office                 Suburban
   19.07      1,854,000      1,854,000                    Office                 Suburban
   19.08      1,525,000      1,525,000                    Office                 Suburban
   19.09      1,240,000      1,240,000                    Office                 Suburban
   19.10      1,196,000      1,196,000                    Office                 Suburban
   19.11      1,113,000      1,113,000                    Office                 Suburban
   19.12        988,000        988,000                    Office                 Suburban
   19.13        904,000        904,000                    Office                 Suburban
   19.14        896,000        896,000                    Office                 Suburban
   19.15        672,000        672,000                    Office                 Suburban
   19.16        616,000        616,000                    Office                 Suburban
      20     30,009,000     30,009,000       27,014,030   Office                 Suburban                      5.8000%
   20.01      3,326,000      3,326,000                    Office                 Suburban
   20.02      2,772,000      2,772,000                    Office                 Suburban
   20.03      2,513,000      2,513,000                    Office                 Suburban
   20.04      2,453,000      2,453,000                    Office                 Suburban
   20.05      2,239,000      2,239,000                    Office                 Suburban
   20.06      1,909,000      1,909,000                    Office                 Suburban
   20.07      1,796,000      1,796,000                    Office                 Suburban
   20.08      1,793,000      1,793,000                    Office                 Suburban
   20.09      1,781,000      1,781,000                    Office                 Suburban
   20.10      1,699,000      1,699,000                    Office                 Suburban
   20.11      1,630,000      1,630,000                    Office                 Suburban
   20.12      1,477,000      1,477,000                    Office                 Suburban
   20.13      1,352,000      1,352,000                    Office                 Suburban
   20.14      1,268,000      1,268,000                    Office                 Suburban
   20.15      1,107,000      1,107,000                    Office                 Suburban
   20.16        894,000        894,000                    Office                 Suburban
      21     28,000,000     28,000,000       25,245,506   Multifamily            Conventional                  5.8800%
      23     25,000,000     25,000,000       22,476,345   Retail                 Anchored                      5.7340%
      25     23,500,000     23,500,000       22,128,896   Hotel                  Full Service                  6.5000%
      26     23,000,000     23,000,000       23,000,000   Industrial             Warehouse/Distribution        5.5900%
      29     21,375,000     21,314,322       16,424,920   Hotel                  Limited Service               5.7660%
      30     21,000,000     21,000,000       18,911,902   Hotel                  Full Service                  5.8200%
      31     20,500,000     20,500,000       18,591,019   Office                 Suburban                      6.1800%
      32     20,400,000     20,400,000       18,310,081   Retail                 Anchored                      5.6500%
      33     20,000,000     20,000,000       17,926,534   Hotel                  Full Service                  6.5100%
      34     18,640,000     18,640,000       17,413,959   Office                 Medical                       5.9000%
      35     18,455,000     18,455,000       16,822,232   Hotel                  Full Service                  6.4500%
      36     18,000,000     18,000,000       16,834,553   Office                 Suburban                      5.9800%
      38     17,500,000     17,500,000       15,827,604   Hotel                  Full Service                  6.0500%
      39     17,415,000     17,415,000       15,562,526   Hotel                  Full Service                  6.3700%
      41     16,625,000     16,625,000       14,365,819   Hotel                  Extended Stay                 5.8400%
      42     15,250,000     15,250,000       14,170,838   Multifamily            Conventional                  5.5160%
      44     15,100,000     15,100,000       13,746,234   Multifamily            Student Housing               6.3800%
   44.01      4,111,106      4,111,106                    Multifamily            Student Housing
   44.02      1,968,473      1,968,473                    Multifamily            Student Housing
   44.03      1,879,362      1,879,362                    Multifamily            Student Housing
   44.04      1,761,902      1,761,902                    Multifamily            Student Housing
   44.05      1,409,522      1,409,522                    Multifamily            Student Housing
   44.06      1,174,602      1,174,602                    Multifamily            Student Housing
   44.07        939,682        939,682                    Multifamily            Student Housing
   44.08        704,761        704,761                    Multifamily            Student Housing
   44.09        704,761        704,761                    Multifamily            Student Housing
   44.10        234,920        234,920                    Multifamily            Student Housing
   44.11        210,908        210,908                    Multifamily            Student Housing
      45     14,750,000     14,750,000       14,750,000   Multifamily            Conventional                  5.5400%
      46     14,500,000     14,500,000       14,140,326   Multifamily            Conventional                  5.7200%
      48     14,000,000     14,000,000       13,044,475   Office                 Suburban                      5.7060%
      51     13,000,000     13,000,000       12,214,302   Office                 CBD                           6.3340%
      52     12,900,000     12,900,000       11,386,086   Industrial             Flex                          5.8200%
      53     12,800,000     12,800,000       12,800,000   Retail                 Anchored                      5.4400%
      54     12,200,000     12,191,174       10,499,617   Hotel                  Limited Service               6.5000%
      55     11,550,000     11,550,000       10,688,760   Retail                 Unanchored                    6.3520%
      57     11,070,000     11,070,000       11,070,000   Multifamily            Conventional                  5.7500%
      58     11,000,000     11,000,000        9,796,849   Retail                 Unanchored                    6.2200%
      59     10,400,000     10,400,000       10,400,000   Multifamily            Conventional                  5.7700%
      61     10,000,000     10,000,000        8,646,043   Retail                 Anchored                      5.8600%
      65      8,900,000      8,900,000        8,900,000   Retail                 Anchored                      5.6600%
   65.01      4,493,666      4,493,666                    Retail                 Anchored
   65.02      4,406,334      4,406,334                    Retail                 Anchored
      68      8,500,000      8,500,000        7,749,408   Mixed Use              Office/Retail                 6.4600%
      70      8,200,000      8,200,000        8,200,000   Multifamily            Multifamily/Retail            5.7700%
      73      7,755,000      7,755,000        6,936,091   Mixed Use              Various                       6.4100%
   73.01      5,544,145      5,544,145                    Office                 CBD
   73.02      2,210,855      2,210,855                    Mixed Use              Retail/Office
      76      7,350,000      7,350,000        7,112,869   Multifamily            Conventional                  6.5600%
      77      7,100,000      7,100,000        7,100,000   Industrial             Flex                          5.7700%
      78      7,000,000      6,976,520        6,221,191   Retail                 Unanchored                    5.6600%
      84      5,840,000      5,840,000        5,261,347   Self Storage           Self Storage                  5.8500%
      86      5,375,000      5,375,000        4,760,459   Retail                 Unanchored                    5.9700%
   86.01      3,195,946      3,195,946                    Retail                 Unanchored
   86.02      2,179,054      2,179,054                    Retail                 Unanchored
      88      5,250,000      5,250,000        4,559,491   Retail                 Anchored                      6.0300%
      89      5,200,000      5,200,000        4,664,165   Office                 Medical                       5.6200%
      90      5,000,000      4,969,829        4,224,180   Mixed Use              Office/Retail                 5.8750%
      93      4,500,000      4,496,826        3,882,545   Retail                 Retail/Office/Multifamily     6.5900%
      94      4,400,000      4,400,000        4,400,000   Manufactured Housing   Manufactured Housing          6.1600%
      96      4,250,000      4,235,885        3,652,248   Retail                 Anchored                      6.4500%
      98      4,000,000      4,000,000        3,743,010   Industrial             Flex                          6.0200%
     100      3,500,000      3,500,000        3,081,614   Multifamily            Conventional                  5.7200%
     101      3,400,000      3,400,000        3,099,192   Multifamily            Student Housing               6.4500%
     106      2,900,000      2,895,054        2,482,189   Mixed Use              Office/Retail                 6.3100%
             68,000,000     68,000,000       64,686,963   Various                Various                       6.3600%


                          Cut-off                         General                Detailed
           Original       Date           Maturity / ARD   Property               Property                    Interest
Loan No.   Balance        Balance        Balance          Type                   Type                        Rate
--------   ------------   ------------   --------------   --------------------   -------------------------   --------
             15,500,000     15,500,000       14,385,617   Office                 CBD                           5.4300%




                             Interest     Original           Stated Remaining   Original       Remaining      First       Maturity
           Administrative    Accrual      Term to Maturity   Term to Maturity   Amortization   Amortization   Payment     Date
Loan No.   Fee Rate (2)      Basis        or ARD (mos.)      or ARD (mos.)      Term (mos.)    Term (mos.)    Date        or ARD
--------   --------------    ----------   ----------------   ----------------   ------------   ------------   ---------   ---------
       1          0.03061%   Actual/360                120                119              0              0   8/1/2007    7/1/2017
       2          0.03061%   Actual/360                120                119              0              0   8/5/2007    7/5/2017
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
       3          0.03061%   Actual/360                120                118              0              0   7/1/2007    6/1/2017
       4          0.03061%   Actual/360                121                118              0              0   6/1/2007    6/1/2017
       5          0.03061%   Actual/360                120                118              0              0   7/1/2007    6/1/2017
       9          0.03061%   Actual/360                120                120              0              0   9/1/2007    8/1/2017
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
    9.14
    9.15
    9.16
    9.17
    9.18
    9.19
    9.20
    9.21
    9.22
    9.23
    9.24
    9.25
    9.26
    9.27
    9.28
    9.29
    9.30
    9.31
    9.32
    9.33
    9.34
    9.35
    9.36
    9.37
    9.38
      10          0.03061%   Actual/360                120                116            360            360   5/1/2007    4/1/2017
      11          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      12          0.03061%   Actual/360                120                119              0              0   8/1/2007    7/1/2017
      13          0.03061%   Actual/360                 60                 55              0              0   4/1/2007    3/1/2012
      14          0.02061%   Actual/360                120                116              0              0   5/1/2007    4/1/2017
      15          0.03061%   Actual/360                120                119            360            359   8/1/2007    7/1/2017
      16          0.02061%   Actual/360                120                116              0              0   5/1/2007    4/1/2017
   16.01
   16.02
   16.03
   16.04
   16.05
   16.06
   16.07
   16.08
      18          0.03061%   Actual/360                 60                 58            360            360   7/1/2007    6/1/2012
   18.01
   18.02
      19          0.03061%   Actual/360                120                118            360            360   7/5/2007    6/5/2017
   19.01
   19.02
   19.03
   19.04
   19.05
   19.06
   19.07
   19.08
   19.09
   19.10
   19.11
   19.12
   19.13
   19.14
   19.15
   19.16
      20          0.03061%   Actual/360                120                118            360            360   7/5/2007    6/5/2017
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
   20.09
   20.10
   20.11
   20.12
   20.13
   20.14
   20.15
   20.16
      21          0.03061%   Actual/360                120                118            360            360   7/1/2007    6/1/2017
      23          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      25          0.02061%   Actual/360                120                113            360            360   2/1/2007    1/1/2017
      26          0.02061%   Actual/360                120                116              0              0   5/1/2007    4/1/2017
      29          0.03061%   Actual/360                120                118            300            298   7/1/2007    6/1/2017
      30          0.02061%   Actual/360                120                116            360            360   5/1/2007    4/1/2017
      31          0.03061%   Actual/360                120                118            360            360   7/1/2007    6/1/2017
      32          0.02061%   Actual/360                120                115            360            360   4/1/2007    3/1/2017
      33          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      34          0.03061%   Actual/360                120                117            360            360   6/1/2007    5/1/2017
      35          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      36          0.02061%   Actual/360                 84                 79            360            360   4/1/2007    3/1/2014
      38          0.02061%   Actual/360                120                114            360            360   3/1/2007    2/1/2017
      39          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      41          0.02061%   Actual/360                120                114            360            360   3/1/2007    2/1/2017
      42          0.03061%   Actual/360                120                118            360            360   7/1/2007    6/1/2017
      44          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
   44.01
   44.02
   44.03
   44.04
   44.05
   44.06
   44.07
   44.08
   44.09
   44.10
   44.11
      45          0.02061%   Actual/360                120                116              0              0   5/1/2007    4/1/2017
      46          0.02061%   Actual/360                 60                 56            360            360   5/1/2007    4/1/2012
      48          0.03061%   Actual/360                120                117            360            360   6/1/2007    5/1/2017
      51          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      52          0.02061%   Actual/360                120                116            360            360   5/1/2007    4/1/2017
      53          0.02061%   Actual/360                 84                 80              0              0   5/1/2007    4/1/2014
      54          0.03061%   Actual/360                120                119            360            359   8/1/2007    7/1/2017
      55          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      57          0.02061%   Actual/360                120                115              0              0   4/1/2007    3/1/2017
      58          0.03061%   Actual/360                120                120            360            360   9/1/2007    8/1/2017
      59          0.03061%   Actual/360                 60                 57              0              0   6/1/2007    5/1/2012
      61          0.03061%   Actual/360                120                117            360            360   6/1/2007    5/1/2017
      65          0.02061%   Actual/360                120                116              0              0   5/1/2007    4/1/2017
   65.01
   65.02
      68          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
      70          0.03061%   Actual/360                 60                 57              0              0   6/1/2007    5/1/2012
      73          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
   73.01
   73.02
      76          0.03061%   Actual/360                 60                 59            360            360   8/1/2007    7/1/2012
      77          0.03061%   Actual/360                 60                 57              0              0   6/1/2007    5/1/2012
      78          0.02061%   Actual/360                120                115            420            415   4/1/2007    3/1/2017
      84          0.02061%   Actual/360                120                114            360            360   3/1/2007    2/1/2017
      86          0.03061%   Actual/360                120                118            360            360   7/1/2007    6/1/2017
   86.01
   86.02
      88          0.02061%   Actual/360                120                115            360            360   4/1/2007    3/1/2017
      89          0.02061%   Actual/360                120                116            360            360   5/1/2007    4/1/2017
      90          0.02061%   Actual/360                120                114            360            354   3/1/2007    2/1/2017
      93          0.03061%   Actual/360                120                119            360            359   8/1/2007    7/1/2017
      94          0.02061%   Actual/360                 60                 55              0              0   4/1/2007    3/1/2012
      96          0.02061%   Actual/360                120                116            360            356   5/1/2007    4/1/2017
      98          0.02061%   Actual/360                 84                 79            360            360   4/1/2007    3/1/2014
     100          0.02061%   Actual/360                120                111            360            360   12/1/2006   11/1/2016
     101          0.03061%   Actual/360                120                119            360            360   8/1/2007    7/1/2017
     106          0.03061%   Actual/360                120                118            360            358   7/1/2007    6/1/2017
                  0.03061%   Actual/360                120                119   Various        Various        8/1/2007    7/1/2017


                             Interest     Original           Stated Remaining   Original       Remaining      First       Maturity
           Administrative    Accrual      Term to Maturity   Term to Maturity   Amortization   Amortization   Payment     Date
Loan No.   Fee Rate (2)      Basis        or ARD (mos.)      or ARD (mos.)      Term (mos.)    Term (mos.)    Date        or ARD
--------   --------------    ----------   ----------------   ----------------   ------------   ------------   ---------   ---------
                  0.03061%   Actual/360                120                116            360            360   5/1/2007    4/1/2017



           Annual        Monthly       Remaining                                Crossed
           Debt          Debt          Interest Only                 ARD        With                    Related     DSCR(3)(5)(6)
Loan No.   Service (3)   Service (3)   Period (mos.)   Lockbox (4)   (Yes/No)   Other Loans             Borrower        (7)(8)(9)
--------   -----------   -----------   -------------   -----------   --------   ---------------------   --------    -------------
       1   $16,675,785    $1,389,649             119   Hard          No         No                      Yes - A              1.31
       2    12,562,083     1,046,840             119   None          No         No                                           1.49
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
       3    12,264,000     1,022,000             118   Hard          No         No                      Yes - A              1.60
       4     9,884,443       823,704             118   Hard          No         No                                           1.59
       5     8,540,240       711,687             118   Hard          No         No                                           1.28
       9     5,808,589       484,049             120   Hard          No         No                                           1.60
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
    9.14
    9.15
    9.16
    9.17
    9.18
    9.19
    9.20
    9.21
    9.22
    9.23
    9.24
    9.25
    9.26
    9.27
    9.28
    9.29
    9.30
    9.31
    9.32
    9.33
    9.34
    9.35
    9.36
    9.37
    9.38
      10     4,698,797       391,566              56   Hard          No         No                                           1.56
      11     3,326,228       277,186              47   Hard          No         Yes - Ronald J. Cohen   Yes - B              1.04
      12     1,515,358       126,280             119   Hard          No         Yes - Ronald J. Cohen   Yes - B              1.10
      13     4,170,936       347,578              55   Hard          No         No                                           1.83
      14     2,864,236       238,686             116   Soft          No         No                                           1.86
      15     3,017,441       251,453                   Hard          No         No                                           1.10
      16     1,942,520       161,877             116   None          No         No                      Yes - D              1.37
   16.01                                                                                                Yes - D
   16.02                                                                                                Yes - D
   16.03                                                                                                Yes - D
   16.04                                                                                                Yes - D
   16.05                                                                                                Yes - D
   16.06                                                                                                Yes - D
   16.07                                                                                                Yes - D
   16.08                                                                                                Yes - D
      18     2,239,638       186,636              34   None          No         No                                           1.20
   18.01
   18.02
      19     2,202,084       183,507              34   Hard          No         No                      Yes - C              1.16
   19.01                                                                                                Yes - C
   19.02                                                                                                Yes - C
   19.03                                                                                                Yes - C
   19.04                                                                                                Yes - C
   19.05                                                                                                Yes - C
   19.06                                                                                                Yes - C
   19.07                                                                                                Yes - C
   19.08                                                                                                Yes - C
   19.09                                                                                                Yes - C
   19.10                                                                                                Yes - C
   19.11                                                                                                Yes - C
   19.12                                                                                                Yes - C
   19.13                                                                                                Yes - C
   19.14                                                                                                Yes - C
   19.15                                                                                                Yes - C
   19.16                                                                                                Yes - C
      20     2,112,945       176,079              34   Hard          No         No                      Yes - C              1.15
   20.01                                                                                                Yes - C
   20.02                                                                                                Yes - C
   20.03                                                                                                Yes - C
   20.04                                                                                                Yes - C
   20.05                                                                                                Yes - C
   20.06                                                                                                Yes - C
   20.07                                                                                                Yes - C
   20.08                                                                                                Yes - C
   20.09                                                                                                Yes - C
   20.10                                                                                                Yes - C
   20.11                                                                                                Yes - C
   20.12                                                                                                Yes - C
   20.13                                                                                                Yes - C
   20.14                                                                                                Yes - C
   20.15                                                                                                Yes - C
   20.16                                                                                                Yes - C
      21     1,988,641       165,720              34   None          No         No                                           1.13
      23     1,747,670       145,639              35   None          No         No                                           1.14
      25     1,782,432       148,536              53   Soft          No         No                                           1.39
      26     1,303,557       108,630             116   None          No         No                                           1.81
      29     1,616,139       134,678                   None          No         No                                           1.35
      30     1,481,829       123,486              32   Soft          No         No                                           1.63
      31     1,503,483       125,290              34   Soft          No         No                      Yes - E              1.22
      32     1,413,073       117,756              31   None          No         No                                           1.19
      33     1,518,542       126,545              23   None          No         No                                           1.30
      34     1,326,728       110,561              57   Springing     No         No                                           1.08
      35     1,392,504       116,042              35   None          No         No                                           1.35
      36     1,292,253       107,688              19   None          No         No                      Yes - J              1.27
      38     1,265,815       105,485              30   Soft          No         No                                           1.57
      39     1,303,080       108,590              23   Soft          No         No                                           1.25
      41     1,175,659        97,972               6   None          No         No                                           1.77
      42     1,040,892        86,741              58   Springing     No         No                                           1.15
      44     1,131,045        94,254              35   None          No         No                                           1.13
   44.01
   44.02
   44.03
   44.04
   44.05
   44.06
   44.07
   44.08
   44.09
   44.10
   44.11
      45       828,499        69,042             116   None          No         No                                           1.54
      46     1,012,103        84,342              32   None          No         No                                           1.15
      48       975,712        81,309              57   Soft          No         No                      Yes - E              1.11
      51       969,058        80,755              59   None          No         No                                           1.22
      52       910,266        75,856              20   None          No         No                                           1.24
      53       705,991        58,833              80   None          No         No                                           1.32
      54       925,348        77,112                   Soft          No         No                                           1.34
      55       862,600        71,883              47   None          No         No                                           1.02
      57       645,366        53,780             115   None          No         No                                           1.39
      58       810,173        67,514              24   None          No         No                                           1.16
      59       608,414        50,701              57   None          No         No                      Yes - G              1.34
      61       708,695        59,058               9   None          No         No                                           1.12
      65       510,736        42,561             116   None          No         No                      Yes - D              1.38
   65.01                                                                                                Yes - D
   65.02                                                                                                Yes - D
      68       642,028        53,502              35   None          No         No                                           1.17
      70       479,711        39,976              57   None          No         No                      Yes - G              1.37
      73       582,705        48,559              23   None          No         No                                           1.15
   73.01
   73.02
      76       560,969        46,747              23   None          No         No                                           1.10
      77       415,360        34,613              57   None          No         No                      Yes - G              1.23
      78       459,936        38,328                   None          No         No                                           1.30
      84       413,431        34,453              30   None          No         No                                           1.14
      86       385,467        32,122              22   None          No         No                                           1.17
   86.01
   86.02
      88       378,933        31,578               7   None          No         No                                           1.38
      89       359,013        29,918              32   None          No         No                      Yes - L              1.33
      90       354,923        29,577                   Soft          No         No                                           1.31
      93       344,519        28,710                   None          No         No                                           1.23
      94       274,804        22,900              55   None          No         No                                           1.35
      96       320,679        26,723                   Soft          No         No                                           1.22
      98       288,402        24,033              19   None          No         No                      Yes - J              1.68
     100       244,301        20,358              15   None          No         No                                           1.52
     101       256,544        21,379              35   None          No         No                                           1.15
     106       215,629        17,969                   None          No         No                                           1.38
             4,841,586       403,466   Various         Hard          No         Yes - Ronald J. Cohen   Yes - B              1.06


           Annual        Monthly       Remaining                                Crossed
           Debt          Debt          Interest Only                 ARD        With                    Related         DSCR(3)(5)
Loan No.   Service (3)   Service (3)   Period (mos.)   Lockbox (4)   (Yes/No)   Other Loans             Borrower            (7)(8)
--------   -----------   -----------   -------------   -----------   --------   ---------------------   --------        ----------
             1,047,933        87,328              56   Hard          No         No                                           1.27


                                                                Cut-Off
           Grace    Payment   Appraised        Appraisal        Date LTV             LTV Ratio at
Loan No.   Period   Date      Value(10)        As-of Date(10)   Ratio(6)(7)(8)(9)    Maturity/ARD(6)(8)(9)
--------   ------   -------   --------------   --------------   -----------------    ---------------------
       1        5         1   $1,250,000,000   6/1/2007                      74.0%                    74.0%
       2        1         5    1,395,900,000   Various                       63.4%                    63.4%
    2.01                          60,800,000   3/11/2007
    2.02                          57,100,000   6/1/2007
    2.03                          52,900,000   6/1/2007
    2.04                          52,500,000   3/27/2007
    2.05                          53,100,000   6/1/2007
    2.06                          50,900,000   6/1/2007
    2.07                          48,000,000   6/1/2007
    2.08                          46,000,000   6/1/2007
    2.09                          41,000,000   6/1/2007
    2.10                          43,600,000   6/1/2007
    2.11                          39,500,000   6/1/2007
    2.12                          38,900,000   6/1/2007
    2.13                          39,000,000   6/1/2007
    2.14                          37,900,000   6/1/2007
    2.15                          39,200,000   6/1/2007
    2.16                          29,800,000   6/1/2007
    2.17                          30,000,000   6/1/2007
    2.18                          32,100,000   6/1/2007
    2.19                          29,300,000   6/1/2007
    2.20                          27,900,000   6/1/2007
    2.21                          31,300,000   6/1/2007
    2.22                          26,900,000   6/1/2007
    2.23                          21,600,000   6/1/2007
    2.24                          19,200,000   6/1/2007
    2.25                          21,300,000   6/1/2007
    2.26                          21,000,000   6/1/2007
    2.27                          19,900,000   3/28/2007
    2.28                          19,000,000   6/1/2007
    2.29                          20,500,000   6/1/2007
    2.30                          19,100,000   3/27/2007
    2.31                          20,800,000   6/1/2007
    2.32                          18,600,000   4/5/2007
    2.33                          19,000,000   6/1/2007
    2.34                          18,050,000   3/27/2007
    2.35                          15,800,000   6/1/2007
    2.36                          17,300,000   6/1/2007
    2.37                          17,500,000   6/1/2007
    2.38                          16,700,000   6/1/2007
    2.39                          15,700,000   6/1/2007
    2.40                          15,700,000   6/1/2007
    2.41                          15,600,000   4/1/2007
    2.42                          14,100,000   3/19/2007
    2.43                          14,050,000   4/5/2007
    2.44                          13,100,000   3/19/2007
    2.45                          13,300,000   6/1/2007
    2.46                          12,100,000   6/1/2007
    2.47                          13,700,000   6/1/2007
    2.48                          12,000,000   6/1/2007
    2.49                          11,500,000   6/1/2007
    2.50                          11,800,000   6/1/2007
    2.51                          10,200,000   3/26/2007
    2.52                          10,000,000   4/5/2007
       3        5         1      441,000,000   2/1/2008                      47.6%                    47.6%
       4        0         1      252,600,000   5/21/2007                     63.3%                    63.3%
       5        5         1      445,000,000   4/1/2007                      60.7%                    60.7%
       9        0         1      629,855,000   Various                       75.0%                    75.0%
    9.01                          60,500,000   5/30/2007
    9.02                          37,000,000   5/29/2007
    9.03                          31,600,000   5/21/2007
    9.04                          31,000,000   5/29/2007
    9.05                          30,230,000   5/22/2007
    9.06                          28,700,000   5/24/2007
    9.07                          27,820,000   5/21/2007
    9.08                          26,400,000   5/25/2007
    9.09                          26,100,000   5/21/2007
    9.10                          25,000,000   5/28/2007
    9.11                          23,900,000   5/30/2007
    9.12                          22,350,000   5/25/2007
    9.13                          18,000,000   5/21/2007
    9.14                          17,100,000   5/21/2007
    9.15                          16,500,000   5/29/2007
    9.16                          15,500,000   5/25/2007
    9.17                          15,000,000   5/28/2007
    9.18                          15,000,000   5/22/2007
    9.19                          14,200,000   5/23/2007
    9.20                          13,500,000   5/23/2007
    9.21                          13,200,000   5/24/2007
    9.22                          11,800,000   5/26/2007
    9.23                          11,800,000   5/21/2007
    9.24                          11,050,000   5/21/2007
    9.25                          10,160,000   5/21/2007
    9.26                           9,700,000   5/24/2007
    9.27                           9,190,000   5/30/2007
    9.28                           7,930,000   5/21/2007
    9.29                           7,425,000   5/21/2007
    9.30                           7,260,000   5/25/2007
    9.31                           7,075,000   5/23/2007
    9.32                           5,575,000   5/22/2007
    9.33                           5,300,000   5/22/2007
    9.34                           4,300,000   5/25/2007
    9.35                           3,850,000   5/24/2007
    9.36                           3,600,000   5/25/2007
    9.37                           3,600,000   5/21/2007
    9.38                           1,640,000   5/21/2007
      10        5         1      290,000,000   3/1/2007                      24.0%                    22.2%
      11        5         1       60,500,000   5/7/2007                      73.6%                    68.1%
      12        5         1       27,550,000   5/7/2007                      85.3%                    85.3%
      13        0         1      226,700,000   2/28/2007                     55.1%                    55.1%
      14        5         1       73,300,000   2/1/2007                      68.2%                    68.2%
      15        5         1       52,500,000   4/4/2007                      76.5%                    65.7%
      16        5         1       42,670,000   Various                       79.3%                    79.3%
   16.01                           9,500,000   1/19/2007
   16.02                           5,200,000   1/18/2007
   16.03                           5,070,000   1/10/2007
   16.04                           4,960,000   1/13/2007
   16.05                           4,760,000   1/11/2007
   16.06                           4,700,000   1/17/2007
   16.07                           4,480,000   1/10/2007
   16.08                           4,000,000   1/12/2007
      18        5         1       51,900,000   Various                       60.7%                    59.2%
   18.01                          31,200,000   3/20/2007
   18.02                          20,700,000   3/28/2007
      19        1         5       43,680,000   Various                       71.6%                    64.5%
   19.01                           8,270,000   3/16/2007
   19.02                           7,420,000   3/16/2007
   19.03                           3,940,000   3/15/2007
   19.04                           3,620,000   3/18/2007
   19.05                           2,550,000   3/4/2007
   19.06                           2,860,000   3/15/2007
   19.07                           2,680,000   3/15/2007
   19.08                           2,200,000   3/10/2007
   19.09                           1,550,000   3/16/2007
   19.10                           1,690,000   3/6/2007
   19.11                           1,500,000   3/17/2007
   19.12                           1,380,000   3/16/2007
   19.13                           1,260,000   3/16/2007
   19.14                           1,120,000   3/18/2007
   19.15                             870,000   3/4/2007
   19.16                             770,000   3/18/2007
      20        1         5       41,240,000   Various                       72.8%                    65.5%
   20.01                           4,910,000   3/16/2007
   20.02                           3,830,000   3/15/2007
   20.03                           3,390,000   3/16/2007
   20.04                           3,180,000   3/10/2007
   20.05                           2,900,000   3/10/2007
   20.06                           2,710,000   3/15/2007
   20.07                           2,420,000   3/18/2007
   20.08                           2,400,000   3/17/2007
   20.09                           2,480,000   3/17/2007
   20.10                           2,500,000   3/11/2007
   20.11                           2,190,000   3/18/2007
   20.12                           2,060,000   3/16/2007
   20.13                           1,690,000   3/11/2007
   20.14                           1,830,000   3/18/2007
   20.15                           1,590,000   3/16/2007
   20.16                           1,160,000   3/11/2007
      21        5         1       35,000,000   4/11/2007                     71.4%                    63.6%
      23        5         1       32,400,000   3/23/2007                     61.7%                    53.9%
      25        5         1       35,200,000   7/25/2006                     66.8%                    62.9%
      26        5         1       35,600,000   1/25/2007                     64.6%                    64.6%
      29        5         1       28,500,000   3/1/2007                      74.8%                    57.6%
      30        5         1       33,500,000   1/1/2007                      62.7%                    56.5%
      31        5         1       25,095,000   4/10/2007                     71.7%                    64.1%
      32        5         1       25,500,000   10/19/2006                    80.0%                    71.8%
      33        5         1       28,300,000   4/4/2007                      70.7%                    63.3%
      34        5         1       23,300,000   12/1/2007                     80.0%                    74.7%
      35        5         1       32,000,000   3/5/2007                      57.7%                    52.6%
      36        5         1       24,000,000   12/13/2006                    75.0%                    70.1%
      38        5         1       26,400,000   12/7/2006                     66.3%                    60.0%
      39        5         1       28,900,000   5/1/2007                      60.3%                    53.8%
      41        5         1       27,500,000   9/19/2006                     60.5%                    52.2%
      42        5         1       20,400,000   4/26/2007                     74.8%                    69.5%
      44        5         1       19,400,000   5/5/2007                      73.7%                    66.7%
   44.01                           5,281,818   5/5/2007
   44.02                           2,529,032   5/5/2007
   44.03                           2,414,545   5/5/2007
   44.04                           2,263,636   5/5/2007
   44.05                           1,810,909   5/5/2007
   44.06                           1,509,091   5/5/2007
   44.07                           1,207,273   5/5/2007
   44.08                             905,455   5/5/2007
   44.09                             905,455   5/5/2007
   44.10                             301,818   5/5/2007
   44.11                             270,968   5/5/2007
      45        5         1       19,000,000   2/12/2007                     77.6%                    77.6%
      46        5         1       18,500,000   2/13/2007                     78.4%                    76.4%
      48        5         1       17,500,000   3/23/2007                     80.0%                    74.5%
      51        5         1       23,000,000   6/6/2007                      56.5%                    53.1%
      52        0         1       17,450,000   9/1/2007                      73.9%                    65.2%
      53        5         1       16,000,000   2/26/2007                     80.0%                    80.0%
      54        5         1       15,800,000   4/30/2007                     77.2%                    66.5%
      55        5         1       16,900,000   3/21/2007                     68.3%                    63.2%
      57        0         1       14,800,000   1/12/2007                     74.8%                    74.8%
      58        5         1       15,900,000   3/1/2007                      69.2%                    61.6%
      59        5         1       13,200,000   3/5/2007                      78.8%                    78.8%
      61        5         1       14,300,000   3/9/2007                      69.9%                    60.5%
      65        5         1       11,210,000   Various                       79.4%                    79.4%
   65.01                           5,660,000   1/10/2007
   65.02                           5,550,000   1/12/2007
      68        5         1       10,610,000   4/12/2007                     68.5%                    61.5%
      70        5         1       11,300,000   3/5/2007                      72.6%                    72.6%
      73        5         1       11,400,000   3/30/2007                     68.0%                    60.8%
   73.01                           8,150,000   3/30/2007
   73.02                           3,250,000   3/30/2007
      76        5         1       14,900,000   4/18/2007                     49.3%                    47.7%
      77        5         1        9,100,000   3/5/2007                      78.0%                    78.0%
      78        5         1        9,300,000   1/27/2007                     75.0%                    66.9%
      84        0         1        7,300,000   12/1/2006                     80.0%                    72.1%
      86        5         1        7,400,000   Various                       72.6%                    64.3%
   86.01                           4,400,000   3/20/2007
   86.02                           3,000,000   3/28/2007
      88        5         1        7,400,000   11/9/2006                     70.9%                    61.6%
      89        0         1        6,550,000   2/12/2007                     79.4%                    71.2%
      90        5         1        6,800,000   12/1/2006                     73.1%                    62.1%
      93        5         1        5,850,000   4/18/2007                     76.9%                    66.4%
      94        0         1        5,830,000   12/15/2006                    75.5%                    75.5%
      96        5         1        5,450,000   2/3/2007                      77.7%                    67.0%
      98        5         1        6,100,000   12/13/2006                    65.6%                    61.4%
     100        5         1        5,000,000   9/6/2006                      70.0%                    61.6%
     101        5         1        5,400,000   8/15/2007                     63.0%                    57.4%
     106        5         1        5,180,000   12/12/2006                    55.9%                    47.9%
                5         1       88,050,000   5/7/2007                      77.2%                    73.5%


                                                                Cut-Off
           Grace    Payment   Appraised        Appraisal        Date LTV             LTV Ratio at
Loan No.   Period   Date      Value(15)        As-of Date(15)   Ratio(6)(7)(8)       Maturity/ARD(6)(8)
--------   ------   -------   --------------   --------------   -----------------    ---------------------
                5         1      290,000,000   3/1/2007                      29.3%                    27.2%





Loan No.   Address                                                    City                 County                State     Zip Code
--------   --------------------------------------------------------   ------------------   -------------------   -------   --------
       1   60 Wall Street                                             New York             New York              NY           10005
       2   Various                                                    Various              Various               Various   Various
    2.01   3200-4200 Klose Way & 3401 Blume Drive                     Richmond             Contra Costa          CA           94806
    2.02   950 Largo Center Drive                                     Largo                Prince George's       MD           20774
    2.03   5701-5881 North University Drive                           Tamarac              Broward               FL           33321
    2.04   1351-1455 Riverstone Parkway                               Canton               Cherokee              GA           30114
    2.05   10143-10451 Indianapolis Boulevard                         Highland             Lake                  IN           46322
    2.06   935-1053 Riverdale Street                                  West Springfield     Hampden               MA           01089
    2.07   7609-8001 South Orange Blossom Trail                       Orlando              Orange                FL           32809
    2.08   1950-2198 South Pleasant Valley Road                       Winchester           Winchester City       VA           22601
    2.09   2047-2071 Skibo Road                                       Fayetteville         Cumberland            NC           28314
    2.10   7303-7385 52nd Place East                                  Bradenton            Manatee               FL           34203
    2.11   2000-2300 North Flamingo Road                              Pembroke Pines       Broward               FL           33028
    2.12   7440 Ritchie Highway                                       Glen Burnie          Anne Arundel          MD           21061
    2.13   603 Meadowmont Village Circle & West Barbee Chapel Road    Chapel Hill          Durham                NC           27517
    2.14   Airport Highway & South Holland Sylvania Road              Holland              Lucas                 OH           43528
    2.15   3804-3890 Northlake Boulevard & I-95                       Palm Beach Gardens   Palm Beach            FL           33403
    2.16   11040-11098 Military Trail & 3411-3861 Woolbright Road     Boynton Beach        Palm Beach            FL           33436
    2.17   1115 Vidina Place                                          Oviedo               Seminole              FL           32765
    2.18   9760-9906 Little Road                                      New Port Richey      Pasco                 FL           34654
    2.19   10801 Starkey Road                                         Largo                Pinellas              FL           33777
    2.20   9943 Gilead Road                                           Huntersville         Mecklenburg           NC           28078
    2.21   1455 South Semoran Boulevard                               Casselberry          Seminole              FL           32707
    2.22   1734-1950 Bruce B. Downs Boulevard                         Wesley Chapel        Pasco                 FL           33544
    2.23   1520 Route 38                                              Lumberton            Burlington            NJ           08048
    2.24   10260-12100 SW 127th Avenue & 12700 SW 120th Street        Miami                Miami-Dade            FL           33186
    2.25   15001-15241 North Dale Mabry Highway                       Tampa                Hillsborough          FL           33618
    2.26   1301-1441 South Babcock Street                             Melbourne            Brevard               FL           32901
    2.27   9559 Highway 5                                             Douglasville         Douglas               GA           30135
    2.28   3425-3461 Lithia-Pinecrest Road                            Valrico              Hillsborough          FL           33596
    2.29   9557 West Colonial Drive                                   Ocoee                Orange                FL           34761
    2.30   1595 Peachtree Parkway                                     Cumming              Forsyth               GA           30041
    2.31   1715-1795 Lakewood Ranch Boulevard                         Bradenton            Manatee               FL           34211
    2.32   4349-4375 Lawrencville Highway                             Tucker               Dekalb                GA           30084
    2.33   Shotwell Road & 11601-11841 US-70                          Clayton              Johnston              NC           27520
    2.34   7380 Spout Springs Road                                    Flowery Branch       Hall                  GA           30542
    2.35   247-263 Miracle Strip Parkway                              Fort Walton Beach    Okaloosa              FL           32548
    2.36   3475-3499 Thomasville Road                                 Tallahassee          Leon                  FL           32309
    2.37   4400-4507 Curry Ford Road                                  Orlando              Orange                FL           32812
    2.38   9909-9981 Miramar Parkway                                  Miramar              Broward               FL           33025
    2.39   South Military Trail & 4966 Le Chalet Boulevard            Boynton Beach        Palm Beach            FL           33436
    2.40   2160-2328 South Chickasaw Trail                            Orlando              Orange                FL           32825
    2.41   2165-2233 Stringtown Road                                  Grove City           Franklin              OH           43123
    2.42   920 & 938 Highway 81 East                                  McDonough            Henry                 GA           30252
    2.43   2828-2844 East Atlanta Road                                Ellenwood            Henry                 GA           30294
    2.44   5034 Peters Creek Parkway                                  Winston-Salem        Forsyth               NC           27127
    2.45   3551 Blair Stone Road                                      Tallahassee          Leon                  FL           32301
    2.46   3300-3350 West 80th Street                                 Hialeah              Miami-Dade            FL           33018
    2.47   400-437 East Sheridan Street                               Dania                Broward               FL           33004
    2.48   4026 Santa Barbara Boulevard                               Naples               Collier               FL           34104
    2.49   2601-2699 North Forest Ridge Boulevard                     Hernando             Citrus                FL           34442
    2.50   6738-6784 West Gulf to Lake Highway                        Crystal River        Citrus                FL           34429
    2.51   1436 North Main Street                                     Fuquay Varina        Wake                  NC           27526
    2.52   2071-2079 South Hairston Road                              Decatur              Dekalb                GA           30035
       3   1919 North Lynn Street                                     Rosslyn              Arlington             VA           22209
       4   455 Grand Bay Drive                                        Key Biscayne         Miami-Dade            FL           33149
       5   85 10th Avenue                                             New York             New York              NY           10011
       9   Various                                                    Various              Various               Various   Various
    9.01   15155 Northam Street                                       La Mirada            Los Angeles           CA           90638
    9.02   120 Longs Pond Road                                        Lexington            Lexington             SC           29072
    9.03   7004 East Hanna Avenue                                     Tampa                Hillsborough          FL           33610
    9.04   1685 West Cheyenne Avenue                                  North Las Vegas      Clark                 NV           89032
    9.05   7801 Statesville Road                                      Charlotte            Mecklenburg           NC           28269
    9.06   300 Lawrence Drive                                         Livermore            Alameda               CA           94551
    9.07   4550 West Buckeye Road                                     Phoenix              Maricopa              AZ           85043
    9.08   8024 Telegraph Road                                        Severn               Anne Arundel          MD           21144
    9.09   10211 North IH 35                                          Oklahoma City        Oklahoma              OK           73131
    9.10   7598 NW 6th Avenue                                         Boca Raton           Palm Beach            FL           33487
    9.11   11994 Livingston Road                                      Manassas             Prince William        VA           20109
    9.12   1500 NC Hwy 39                                             Zebulon              Wake                  NC           27597
    9.13   28001 Napier Road                                          Wixom                Oakland               MI           48393
    9.14   11955 East Peakview Avenue                                 Centennial           Arapahoe              CO           80111
    9.15   12301 Cumberland Road                                      Fishers              Hamilton              IN           46038
    9.16   1899 N US Hwy 1                                            Ormond Beach         Volusia               FL           32174
    9.17   222 Otrobando Avenue P.O. Box 103                          Yantic               New London            CT           06389
    9.18   9605 54th Avenue North                                     Plymouth             Hennepin              MN           55442
    9.19   W137 N9245 Highway 45                                      Menomonee Falls      Waukesha              WI           53051
    9.20   950 South Shiloh Road & 1992 Forest Lane                   Garland              Dallas                TX           75042
    9.21   111 Alliant Drive                                          Houston              Harris                TX           77032
    9.22   40 Fort Lewis Boulevard                                    Salem                Salem                 VA           24153
    9.23   755 Pierce Road                                            Clifton Park         Saratoga              NY           12065
    9.24   8000 Bavaria Road                                          Twinsburg            Summit                OH           44087
    9.25   10410 South 50th Place                                     Phoenix              Maricopa              AZ           85044
    9.26   1 Quality Lane                                             Streator             Livingston            IL           61364
    9.27   2850 Selma Highway                                         Montgomery           Montgomery            AL           36108
    9.28   5445 Spellmire Drive                                       Cincinnati           Butler                OH           45246
    9.29   1350/1400 North 10th Street                                Paducah              McCraken              KY           42001
    9.30   1044/1045 Garden Street                                    Greensburg           Westmoreland          PA           15601
    9.31   4601 32nd Avenue South                                     Grand Forks          Grand Forks           ND           58201
    9.32   5353 Nathan Lane North                                     Plymouth             Hennepin              MN           55442
    9.33   125 Gardenville Parkway West                               Cheektowaga          Erie                  NY           14224
    9.34   6315 John J Pershing Drive                                 Omaha                Douglas               NE           68110
    9.35   3500 Saratoga Avenue                                       Bismarck             Burleigh              ND           58503
    9.36   333-340 North Claremont Avenue                             Chicago              Cook                  IL           60612
    9.37   2575 Virginia Avenue                                       Hurricane            Putnam                WV           25526
    9.38   345 Kino Drive                                             Tucson               Pima                  AZ           85719
      10   135 East 57th Street                                       New York             New York              NY           10022
      11   1701 Rockville Pike                                        Rockville            Montgomery            MD           20852
      12   198 Halpine Road                                           Rockville            Montgomery            MD           20852
      13   8750 Georgia Avenue                                        Silver Spring        Montgomery            MD           20910
      14   181 Church Street and 35 Hayne Street                      Charleston           Charleston            SC           29401
      15   4400 Alafaya Trail                                         Orlando              Orange                FL           32826
      16   Various                                                    Various              Various               Various   Various
   16.01   7019 South Zarzamora Street                                San Antonio          Bexar                 TX           78224
   16.02   6420 82nd Street                                           Lubbock              Lubbock               TX           79424
   16.03   5831 West Park Avenue                                      Houma                Terrebonne            LA           70364
   16.04   803 North JK Powell Boulevard                              Whiteville           Columbus              NC           28472
   16.05   705 Jake Alexander Boulevard West                          Salisbury            Rowan                 NC           28147
   16.06   445 South Wright Street                                    Delavan              Walworth              WI           53115
   16.07   107 South Cities Service Highway                           Sulphur              Calcasieu             LA           70663
   16.08   2345 East Markland Avenue                                  Kokomo               Howard                IN           46901
      18   Various                                                    Las Vegas            Clark                 NV        Various
   18.01   1263 East Silverado Ranch & 9890 Maryland Parkway          Las Vegas            Clark                 NV           89183
   18.02   4115 & 4145 South Grand Canyon Drive                       Las Vegas            Clark                 NV           89147
      19   Various                                                    Various              Various               Various   Various
   19.01   12396 West Sunrise Boulevard                               Plantation           Broward               FL           33323
   19.02   3325 West Hillsboro Boulevard                              Deerfield Beach      Broward               FL           33442
   19.03   151 North State Road 434                                   Altamonte Springs    Seminole              FL           32714
   19.04   7541 Creedmoor Road                                        Raleigh              Wake                  NC           27613
   19.05   3880 El Dorado Hills Boulevard                             El Dorado Hills      El Dorado             CA           95762
   19.06   921 Manatee Avenue West                                    Bradenton            Manatee               FL           34205
   19.07   1645 Southeast 47th Terrace                                Cape Coral           Lee                   FL           33904
   19.08   27 Broad Street                                            Manakin-Sabot        Goochland             VA           23103
   19.09   4000 20th Street                                           Vero Beach           Indian River          FL           32960
   19.10   510 Oakfield Drive                                         Brandon              Hillsborough          FL           33511
   19.11   4354 Lawrenceville Highway                                 Lilburn              Gwinnett              GA           30047
   19.12   555 Ridgewood Avenue                                       Holly Hill           Volusia               FL           32117
   19.13   4710 Bayou Boulevard                                       Pensacola            Escambia              FL           32503
   19.14   116 Northeast Main Street                                  Simpsonville         Greenville            SC           29681
   19.15   11 Ridge Road                                              Sutter Creek         Amador                CA           95685
   19.16   1667 NC Highway 184                                        Banner Elk           Avery                 NC           28604
      20   Various                                                    Various              Various               Various   Various
   20.01   7919 Gunn Highway                                          Tampa                Hillsborough          FL           33626
   20.02   7750 Cypress Lake Drive                                    Fort Myers           Lee                   FL           33907
   20.03   2660 East Commercial Boulevard                             Fort Lauderdale      Broward               FL           33308
   20.04   805 11th Street                                            Lakeport             Lake                  CA           95453
   20.05   1801 Douglas Boulevard                                     Roseville            Placer                CA           95661
   20.06   13175 Walsingham Road                                      Largo                Pinellas              FL           33774
   20.07   149 Columbiana Drive                                       Irmo                 Lexington             SC           29063
   20.08   4209 Roswell Road Northeast                                Marietta             Cobb                  GA           30062
   20.09   2255 Towne Lake Parkway                                    Woodstock            Cherokee              GA           30189
   20.10   2993 Shore Drive                                           Virginia Beach       Virginia Beach City   VA           23451
   20.11   7210 Tryon Road                                            Cary                 Wake                  NC           27518
   20.12   10625 Philips Highway                                      Jacksonville         Duval                 FL           32256
   20.13   3659 Nottingham Way                                        Hamilton Square      Mercer                NJ           08690
   20.14   4636 West Market Street                                    Greensboro           Guilford              NC           27407
   20.15   763 East 3rd Avenue                                        New Smyrna Beach     Volusia               FL           32169
   20.16   87 Highway 26                                              Valley Springs       Calaveras             CA           95252
      21   217-221 Booth Street                                       Gaithersburg         Montgomery            MD           20878
      23   1101 Northeast D Street                                    Grants Pass          Josephine             OR           97526
      25   8301 Boone Boulevard                                       Vienna               Fairfax               VA           22182
      26   63-101 Sprague Street                                      Boston               Suffolk               MA           02136
      29   22595 Shaw Road                                            Sterling             Loudoun               VA           20166
      30   148-18 134th Street                                        Jamaica              Queens                NY           11430
      31   15600 John F. Kennedy Boulevard                            Houston              Harris                TX           77032
      32   2601 South Woodland Boulevard                              Deland               Volusia               FL           32720
      33   414 North Prom                                             Seaside              Clatsop               OR           97138
      34   1545 East Southlake Boulevard                              Southlake            Tarrant               TX           76092
      35   165 Hot Springs Boulevard                                  Pagosa Springs       Archuleta             CO           81147
      36   800, 802, 820, 821, 841 & 861 Walker Road                  Dover                Kent                  DE           19904
      38   309 Middle Street                                          Washington           Rappahannock          VA           22747
      39   745 Baywood Drive                                          Petaluma             Sonoma                CA           94954
      41   501 Tchoupitoulas Street                                   New Orleans          Orleans               LA           70130
      42   2901 Mayfield Road                                         Grand Prairie        Tarrant               TX           75052
      44   Various                                                    Pullman              Whitman               WA           99163
   44.01   1000 SE Latah Street                                       Pullman              Whitman               WA           99163
   44.02   955 NE Maple Street                                        Pullman              Whitman               WA           99163
   44.03   605 NE Ruby Street                                         Pullman              Whitman               WA           99163
   44.04   430 NE Maple Street                                        Pullman              Whitman               WA           99163
   44.05   850 NE C Street                                            Pullman              Whitman               WA           99163
   44.06   818 NE C Street                                            Pullman              Whitman               WA           99163
   44.07   915/917 & 920 NE C Street                                  Pullman              Whitman               WA           99163
   44.08   450 & 520 NE Oak Street, 820 NE Colorado Street            Pullman              Whitman               WA           99163
   44.09   510 Oak Street                                             Pullman              Whitman               WA           99163
   44.10   925/927 Maple Street                                       Pullman              Whitman               WA           99163
   44.11   945/965 Maple Street                                       Pullman              Whitman               WA           99163
      45   919 Aintree Park Drive                                     Mayfield Village     Cuyahoga              OH           44143
      46   2080 Brentmoor Drive                                       Raleigh              Wake                  NC           27604
      48   510 East Township Line Road                                Blue Bell            Montgomery            PA           19422
      51   380 Lafayette Street                                       New York             New York              NY           10003
      52   13521 SE Pheasant Court                                    Milwaukie            Clackamas             OR           97222
      53   7401 West 91st Street                                      Overland Park        Johnson               KS           66212
      54   3985 Bennett Drive                                         Bellingham           Whatcom               WA           98225
      55   199 Lafayette Street                                       New York             New York              NY           10012
      57   21021 Vanowen Street                                       Canoga Park          Los Angeles           CA           91303
      58   510 Washington Boulevard                                   Marina Del Rey       Los Angeles           CA           90292
      59   99 Sutton Street                                           Brooklyn             Kings                 NY           11222
      61   6411-6535 University Avenue                                San Diego            San Deigo             CA           92115
      65   Various                                                    Various              Various               Various   Various
   65.01   5955 Airline Highway                                       Baton Rouge          East Baton Rouge      LA           70805
   65.02   3700 National Road East                                    Richmond             Wayne                 IN           47374
      68   23535 West Interstate Highway 10                           San Antonio          Bexar                 TX           78257
      70   25 Jay Street                                              Brooklyn             Kings                 NY           11201
      73   Various                                                    Los Angeles          Los Angeles           CA        Various
   73.01   8150 Beverly Boulevard, 139 North Kilkea Drive             Los Angeles          Los Angeles           CA           90048
   73.02   7407 Beverly Boulevard                                     Los Angeles          Los Angeles           CA           90036
      76   599 3rd Street                                             San Francisco        San Francisco         CA           94107
      77   233 Norman Avenue                                          Brooklyn             Kings                 NY           11222
      78   4812 South Kedzie Avenue                                   Chicago              Cook                  IL           60632
      84   8335 Highway 74                                            Fairburn             Fulton                GA           30213
      86   Various                                                    Various              Various               NY        Various
   86.01   1165 Broadway                                              Brooklyn             Kings                 NY           11221
   86.02   2136 3rd Avenue                                            New York             New York              NY           10035
      88   Southwest Corner NYS Route 30A & Fifth Avenue Extension    Gloversville         Fulton                NY           12078
      89   1403-1479 East 12 Mile Road                                Madison Heights      Oakland               MI           48071
      90   145 East 1300 South                                        Salt Lake City       Salt Lake             UT           84115
      93   6217-6223 Pacific Boulevard & 2569-2575 Clarendon Avenue   Huntington Park      Los Angeles           CA           90255
      94   3319 Avalon Street                                         Riverside            Riverside             CA           92509
      96   2210 S. Croatan Highway                                    Nags Head            Dare                  NC           27959
      98   100 Enterprise Place                                       Dover                Kent                  DE           19904
     100   6517 Melody Lane                                           Dallas               Dallas                TX           75231
     101   3029 Shrine Place                                          Los Angeles          Los Angeles           CA           90007
     106   74040 Highway 111 & 74050 Alessandro Drive                 Palm Desert          Riverside             CA           92260
           Various                                                    Rockville            Montgomery            MD           20852



Loan No.   Address                                                    City                 County                State     Zip Code
--------   --------------------------------------------------------   ------------------   -------------------   -------   --------
           135 East 57th Street                                       New York             New York              NY           10022




                                                                                          Net
                                                                                          Rentable Area           Units
           Year                                       Year                                SF/rooms/units/holes/   of
Loan No.   Built                                      Renovated                           pads(11)(12)(13)(14)    Measure
--------   ----------------------------------------   ---------------------------------   ---------------------   -------
       1                                       1988                                                   1,625,483   Sq. Ft.
       2                                    Various                             Various               7,239,096   Sq. Ft.
    2.01                                  1997-2002                                                     245,774   Sq. Ft.
    2.02                                       1991                                                     260,797   Sq. Ft.
    2.03                                       1985                                2006                 227,209   Sq. Ft.
    2.04                                       1998                                                     302,131   Sq. Ft.
    2.05                                       1996                                                     312,546   Sq. Ft.
    2.06                                       1985                                2003                 273,307   Sq. Ft.
    2.07                                       1994                                1998                 281,244   Sq. Ft.
    2.08                                       1990                                2004                 240,560   Sq. Ft.
    2.09                                       1998                                                     272,385   Sq. Ft.
    2.10                                       2001                                                     180,746   Sq. Ft.
    2.11                                       2001                                                     108,565   Sq. Ft.
    2.12                                 1958, 1999                                                     217,619   Sq. Ft.
    2.13                                       2002                                                     132,745   Sq. Ft.
    2.14                                       1999                                2000                 271,729   Sq. Ft.
    2.15                                       1987                                2003                 149,658   Sq. Ft.
    2.16                                       1983                                2005                 126,486   Sq. Ft.
    2.17                                  1999-2001                                2004                 186,212   Sq. Ft.
    2.18                                       2002                                2006                 130,609   Sq. Ft.
    2.19                                       1981                                1991                 152,667   Sq. Ft.
    2.20                                       2000                                                     119,197   Sq. Ft.
    2.21                                       1973                                1998                 243,176   Sq. Ft.
    2.22                                       2002                                                     158,222   Sq. Ft.
    2.23                                       2003                                                      89,627   Sq. Ft.
    2.24                                       2003                                                      82,441   Sq. Ft.
    2.25                                       1990                                2004                 104,460   Sq. Ft.
    2.26                                       1959                                2005                 204,218   Sq. Ft.
    2.27                                       1974                                2003                 121,766   Sq. Ft.
    2.28                                       2003                                                      71,430   Sq. Ft.
    2.29                                       2000                                2004                  66,539   Sq. Ft.
    2.30                                       2001                                                      98,317   Sq. Ft.
    2.31                                       2001                                                      69,471   Sq. Ft.
    2.32                                       1999                                2003                 130,832   Sq. Ft.
    2.33                                       1999                                                     125,653   Sq. Ft.
    2.34                                       2003                                                      90,566   Sq. Ft.
    2.35                                       1987                                2000                  83,929   Sq. Ft.
    2.36                                       1980                                                      95,229   Sq. Ft.
    2.37                                       1985                                1999                 117,723   Sq. Ft.
    2.38                                       1989                                                      93,643   Sq. Ft.
    2.39                                       1990                                                      70,555   Sq. Ft.
    2.40                                       1994                                                      75,492   Sq. Ft.
    2.41                                 1989, 1991                                2006                 128,210   Sq. Ft.
    2.42                                       2002                                                      73,271   Sq. Ft.
    2.43                                       2003                                                      67,721   Sq. Ft.
    2.44                                       2003                                                      76,512   Sq. Ft.
    2.45                                       2003                                                      62,840   Sq. Ft.
    2.46                                       1997                                                      60,712   Sq. Ft.
    2.47                                       1991                                                      67,475   Sq. Ft.
    2.48                                       1997                                                      73,986   Sq. Ft.
    2.49                                       1994                                2002                  68,927   Sq. Ft.
    2.50                                       1994                                2002                  66,986   Sq. Ft.
    2.51                                       2002                                                      49,097   Sq. Ft.
    2.52                                       2002                                                      57,884   Sq. Ft.
       3                                       2007                                                     633,908   Sq. Ft.
       4                                       2001                                2007                     402   Units
       5                                       1913                                2002                 601,548   Sq. Ft.
       9                                    Various                             Various               9,042,097   Sq. Ft.
    9.01                                       1995                          2000, 2005                 436,739   Sq. Ft.
    9.02                                       1988                          1992, 2004                 504,627   Sq. Ft.
    9.03                                       1989                                2006                 336,634   Sq. Ft.
    9.04                                       1997                                                     307,790   Sq. Ft.
    9.05                                       1992                                1997                 427,894   Sq. Ft.
    9.06                                       1992                                2002                 330,250   Sq. Ft.
    9.07                                       1989                                1998                 313,900   Sq. Ft.
    9.08                                       1989                                1998                 346,271   Sq. Ft.
    9.09                                       1999                                2007                 321,769   Sq. Ft.
    9.10                                       1993                                                     172,200   Sq. Ft.
    9.11                                       1985                    1995, 1998, 2007                 287,080   Sq. Ft.
    9.12                                       1996                                2007                 394,065   Sq. Ft.
    9.13                                       1999                                                     286,800   Sq. Ft.
    9.14                                       1987                                1998                 381,032   Sq. Ft.
    9.15                                       1998                                                     229,062   Sq. Ft.
    9.16                                  1986-1998                                                     202,143   Sq. Ft.
    9.17                                 1950, 1995                                1999                 240,609   Sq. Ft.
    9.18                                       1986                                                     219,530   Sq. Ft.
    9.19                                       1982                                1988                 172,826   Sq. Ft.
    9.20                                       1989                                2007                 357,370   Sq. Ft.
    9.21                                       2001                                                     167,939   Sq. Ft.
    9.22                                       1972                                2002                 356,178   Sq. Ft.
    9.23                                       1986                                1996                 150,000   Sq. Ft.
    9.24                                       1991                                2005                 167,575   Sq. Ft.
    9.25                                       1985                                                      62,388   Sq. Ft.
    9.26                                       1978                                1995                 155,100   Sq. Ft.
    9.27                                       1965                                1999                 304,112   Sq. Ft.
    9.28                                       1988                                                     203,958   Sq. Ft.
    9.29                                       1976                                1998                 155,994   Sq. Ft.
    9.30                                       1956                                2006                 323,900   Sq. Ft.
    9.31                                       1994                                2004                 119,220   Sq. Ft.
    9.32                                       1990                                2007                  79,855   Sq. Ft.
    9.33                                       1970                          1988, 1998                 150,104   Sq. Ft.
    9.34                                       1990                                2003                 107,000   Sq. Ft.
    9.35                                       1996                          2005, 2006                  65,800   Sq. Ft.
    9.36                                       1960                                                      47,700   Sq. Ft.
    9.37                                       1969   1977, 1980, 1981, 1988, 1997-2001                 137,337   Sq. Ft.
    9.38                                       1960                                2001                  19,346   Sq. Ft.
      10                                       1988                                                     427,483   Sq. Ft.
      11                                 1967, 1984                                2004                 100,336   Sq. Ft.
      12                                        NAP                                                     317,180   Sq. Ft.
      13                                       1968                                2006                     890   Units
      14                                       1991                                1998                     212   Rooms
      15                                       1983                                                     278,000   Sq. Ft.
      16                                    Various                                                     117,900   Sq. Ft.
   16.01                                       2005                                                      14,490   Sq. Ft.
   16.02                                       2006                                                      14,820   Sq. Ft.
   16.03                                       2007                                                      14,490   Sq. Ft.
   16.04                                       2006                                                      14,820   Sq. Ft.
   16.05                                       2005                                                      14,820   Sq. Ft.
   16.06                                       2005                                                      14,820   Sq. Ft.
   16.07                                       2007                                                      14,820   Sq. Ft.
   16.08                                       2006                                                      14,820   Sq. Ft.
      18                                    Various                                                     138,641   Sq. Ft.
   18.01                                       2003                                                      99,909   Sq. Ft.
   18.02                                       2004                                                      38,732   Sq. Ft.
      19                                    Various                                                      58,858   Sq. Ft.
   19.01                                       1995                                                       3,770   Sq. Ft.
   19.02                                       1986                                                       6,330   Sq. Ft.
   19.03                                       1992                                                       3,213   Sq. Ft.
   19.04                                       1994                                                       3,327   Sq. Ft.
   19.05                                       2000                                                       6,250   Sq. Ft.
   19.06                                       1999                                                       3,872   Sq. Ft.
   19.07                                       1986                                                       3,424   Sq. Ft.
   19.08                                       1973                                                       1,756   Sq. Ft.
   19.09                                       1984                                                       3,334   Sq. Ft.
   19.10                                       1981                                                       3,227   Sq. Ft.
   19.11                                       1986                                                       3,760   Sq. Ft.
   19.12                                       1961                                                       3,269   Sq. Ft.
   19.13                                       1986                                                       3,229   Sq. Ft.
   19.14                                       1981                                                       5,400   Sq. Ft.
   19.15                                       1984                                                       2,589   Sq. Ft.
   19.16                                       1986                                                       2,108   Sq. Ft.
      20                                    Various                                                      74,833   Sq. Ft.
   20.01                                       2001                                                       3,827   Sq. Ft.
   20.02                                       1998                                                       3,939   Sq. Ft.
   20.03                                       2003                                                       4,071   Sq. Ft.
   20.04                                       1994                                                      15,060   Sq. Ft.
   20.05                                       1990                                                       6,200   Sq. Ft.
   20.06                                       1980                                                       6,756   Sq. Ft.
   20.07                                       1993                                                       3,261   Sq. Ft.
   20.08                                       1981                                                       3,438   Sq. Ft.
   20.09                                       1997                                                       3,693   Sq. Ft.
   20.10                                       1979                                                       3,850   Sq. Ft.
   20.11                                       1996                                                       2,867   Sq. Ft.
   20.12                                       1999                                                       3,194   Sq. Ft.
   20.13                                       1940                                                       4,930   Sq. Ft.
   20.14                                       1996                                                       2,320   Sq. Ft.
   20.15                                       1983                                                       3,395   Sq. Ft.
   20.16                                       1992                                                       4,032   Sq. Ft.
      21                                       1999                                                         206   Units
      23                                       1964                                2006                 277,156   Sq. Ft.
      25                                       2006                                                         149   Rooms
      26                     1906, 1915, 1920, 1986                                2000                 639,567   Sq. Ft.
      29                                       2006                                                         158   Rooms
      30                                       2005                                                         188   Rooms
      31                                       1983                                2001                 196,895   Sq. Ft.
      32                                       1986                                2000                 268,172   Sq. Ft.
      33                                       1989                                2007                     107   Rooms
      34                                       2004                                                      46,550   Sq. Ft.
      35   1957, 1962, 1965, 1983, 1997, 2001, 2004                                2004                      50   Rooms
      36                                       1982                                2006                 170,696   Sq. Ft.
      38                                  1735-1988                                2007                      16   Rooms
      39                                       2002                                                         183   Rooms
      41                                       2004                                2005                     182   Rooms
      42                                       2002                                                         258   Units
      44                                    Various                             Various                     141   Units
   44.01                                       2002                                                          35   Units
   44.02                                       2003                                                          28   Units
   44.03                                       1995                                                          16   Units
   44.04                                       1899                                2005                      15   Units
   44.05                                       2000                                                          12   Units
   44.06                                       2001                                                          10   Units
   44.07                                 1928, 1958                                                           8   Units
   44.08                                 1909, 1913                    1988, 1989, 2002                       6   Units
   44.09                                       1920                                1988                       6   Units
   44.10                                       2004                                                           2   Units
   44.11                                 1912, 1936                          1989, 1992                       3   Units
      45                                  1966-1969                                                         252   Units
      46                                       2004                                                         228   Units
      48                                       1963                                1999                  86,909   Sq. Ft.
      51                                       1906                                2006                  35,030   Sq. Ft.
      52                                       1961                                                     310,000   Sq. Ft.
      53                                       2003                                                      74,059   Sq. Ft.
      54                                 1991, 2001                                2005                     132   Rooms
      55                                       1900                                2000                  19,000   Sq. Ft.
      57                                       1988                                                          80   Units
      58                                       1969                                2006                  23,919   Sq. Ft.
      59                                       1930                                2003                      31   Units
      61                                       1955                                1977                  72,428   Sq. Ft.
      65                                    Various                                                      29,640   Sq. Ft.
   65.01                                       2005                                                      14,820   Sq. Ft.
   65.02                                       2006                                                      14,820   Sq. Ft.
      68                                       2004                                                      40,424   Sq. Ft.
      70                                       1920                                2002                      25   Units
      73                                    Various                             Various                  25,478   Sq. Ft.
   73.01                                       1961                                1994                  19,988   Sq. Ft.
   73.02                                       1937                                2005                   5,490   Sq. Ft.
      76                                       2001                                                          24   Units
      77                                       1930                                2006                  48,316   Sq. Ft.
      78                                       1987                                                      53,637   Sq. Ft.
      84                                       2003                                                      71,150   Sq. Ft.
      86                                    Various                                                      22,739   Sq. Ft.
   86.01                                       2005                                                      15,739   Sq. Ft.
   86.02                                       1910                                                       7,000   Sq. Ft.
      88                                       1962                                2006                 131,575   Sq. Ft.
      89                                 1962, 2000                                1999                  52,313   Sq. Ft.
      90                                       1990                                                      60,312   Sq. Ft.
      93                                  1924-1927                                2002                  28,000   Sq. Ft.
      94                                       1965                                                         110   Pads
      96                                       1984                                2006                  46,550   Sq. Ft.
      98                                       1987                                                      55,050   Sq. Ft.
     100                                       1970                                1998                     170   Units
     101                                       1989                                2007                      11   Units
     106                                       1991                                                      27,600   Sq. Ft.
                                            Various                             Various                 417,516   Sq. Ft.

                                                                                          Net                     Units
           Year                                       Year                                Rentable Area           of
Loan No.   Built                                      Renovated                           SF/Units                Measure
--------   ----------------------------------------   ---------------------------------   ---------------------   -------
                                               1988                                                     427,483   Sq. Ft.


           Loan per Net
           Rentable Area                                                                                             Fourth
           'SF/Rooms/Units/   Prepayment Provisions                                                                  Most Recent
Loan No.   Holes/Pads(8)(9)   (# of payments)(15)(16)   Loan No.   Property Name                                     NOI
--------   ----------------   -----------------------   --------   -----------------------------------------------   -----------
       1                569   L(25),D(91),O(4)                 1   60 Wall Street
       2                122   L(23),YM1(90),O(7)               2   DDR Portfolio
    2.01                                                    2.01   Hilltop Plaza
    2.02                                                    2.02   Largo Town Center
    2.03                                                    2.03   Midway Plaza
    2.04                                                    2.04   Riverstone Plaza
    2.05                                                    2.05   Highland Grove
    2.06                                                    2.06   Riverdale Shops
    2.07                                                    2.07   Skyview Plaza
    2.08                                                    2.08   Apple Blossom Corners
    2.09                                                    2.09   Fayetteville Pavilion
    2.10                                                     2.1   Creekwood Crossing
    2.11                                                    2.11   Flamingo Falls
    2.12                                                    2.12   Harundale Plaza
    2.13                                                    2.13   Meadowmont Village Center
    2.14                                                    2.14   Springfield Commons
    2.15                                                    2.15   Northlake Commons
    2.16                                                    2.16   Village Square at Golf
    2.17                                                    2.17   Oviedo Park Crossing
    2.18                                                    2.18   Shoppes of Golden Acres
    2.19                                                    2.19   Bardmoor Shopping Center
    2.20                                                     2.2   Rosedale Shopping Center
    2.21                                                    2.21   Casselberry Commons
    2.22                                                    2.22   Shoppes at New Tampa
    2.23                                                    2.23   Crossroads Plaza
    2.24                                                    2.24   Plaza Del Paraiso
    2.25                                                    2.25   North Pointe Plaza
    2.26                                                    2.26   Melbourne Shopping Center
    2.27                                                    2.27   Market Square
    2.28                                                    2.28   Shoppes of Lithia
    2.29                                                    2.29   West Oaks Towne Center
    2.30                                                     2.3   Sharon Greens
    2.31                                                    2.31   Lakewood Ranch
    2.32                                                    2.32   Cofer Crossing
    2.33                                                    2.33   Clayton Corners
    2.34                                                    2.34   Clearwater Crossing
    2.35                                                    2.35   Shoppes at Paradise Pointe
    2.36                                                    2.36   Killearn Shopping Center
    2.37                                                    2.37   Conway Plaza
    2.38                                                    2.38   River Run Shopping Center
    2.39                                                    2.39   Aberdeen Square
    2.40                                                     2.4   Chickasaw Trails Shopping Center
    2.41                                                    2.41   Derby Square
    2.42                                                    2.42   Shoppes at Lake Dow
    2.43                                                    2.43   Shoppes of Ellenwood
    2.44                                                    2.44   Shops at Oliver's Crossing
    2.45                                                    2.45   Southwood Village Shopping Center
    2.46                                                    2.46   Paraiso Plaza
    2.47                                                    2.47   Sheridan Square
    2.48                                                    2.48   Countryside Shopping Center
    2.49                                                    2.49   Shoppes of Citrus Hills
    2.50                                                     2.5   Crystal Springs Shopping Center
    2.51                                                    2.51   Sexton Commons
    2.52                                                    2.52   Hairston Crossing
       3                331   L(26),D(90),O(4)                 3   Waterview
       4            398,010   L(27),D(87),O(7)                 4   Ritz-Carlton Key Biscayne                          11,373,566
       5                449   L(26),D(90),O(4)                 5   85 Tenth Avenue
       9                 52   L(2),YM3(24),D(87),O(7)          9   USFS Industrial Distribution Portfolio
    9.01                                                    9.01   15155 Northam Street
    9.02                                                    9.02   120 Longs Pond Road
    9.03                                                    9.03   7004 East Hanna Avenue
    9.04                                                    9.04   1685 West Cheyenne Avenue
    9.05                                                    9.05   7801 Statesville Road
    9.06                                                    9.06   300 Lawrence Drive
    9.07                                                    9.07   4550 West Buckeye Road
    9.08                                                    9.08   8024 Telegraph Road
    9.09                                                    9.09   10211 North IH 35
    9.10                                                     9.1   7598 NW 6th Avenue
    9.11                                                    9.11   11994 Livingston Road
    9.12                                                    9.12   1500 NC Hwy 39
    9.13                                                    9.13   28001 Napier Road
    9.14                                                    9.14   11955 East Peakview Avenue
    9.15                                                    9.15   12301 Cumberland Road
    9.16                                                    9.16   1899 N US Hwy 1
    9.17                                                    9.17   222 Otrobando Avenue P.O. Box 103
    9.18                                                    9.18   9605 54th Avenue North
    9.19                                                    9.19   W137 N9245 Highway 45
    9.20                                                     9.2   950 South Shiloh Road & 1992 Forest Lane
    9.21                                                    9.21   111 Alliant Drive
    9.22                                                    9.22   40 Fort Lewis Boulevard
    9.23                                                    9.23   755 Pierce Road
    9.24                                                    9.24   8000 Bavaria Road
    9.25                                                    9.25   10410 South 50th Place
    9.26                                                    9.26   1 Quality Lane
    9.27                                                    9.27   2850 Selma Highway
    9.28                                                    9.28   5445 Spellmire Drive
    9.29                                                    9.29   1350/1400 North 10th Street
    9.30                                                     9.3   1044/1045 Garden Street
    9.31                                                    9.31   4601 32nd Avenue South
    9.32                                                    9.32   5353 Nathan Lane North
    9.33                                                    9.33   125 Gardenville Parkway West
    9.34                                                    9.34   6315 John J Pershing Drive
    9.35                                                    9.35   3500 Saratoga Avenue
    9.36                                                    9.36   333-340 North Claremont Avenue
    9.37                                                    9.37   2575 Virginia Avenue
    9.38                                                    9.38   345 Kino Drive
      10                163   L(28),D(88),O(4)                10   135 East 57th Street                               16,495,321
      11                444   L(25),D(91),O(4)                11   Congressional Village
      12                 74   L(25),D(91),O(4)                12   Jefferson at Congressional
      13            140,449   L(23),YM1(33),O(4)              13   Georgian Towers                                     4,962,400
      14            235,849   L(28),D(88),O(4)                14   Doubletree - Charleston                             3,912,144
      15                144   L(25),D(91),O(4)                15   Siemens Office Building                             3,047,868
      16                287   L(28),DorYM1(88),O(4)           16   Walgreens Portfolio III
   16.01                                                   16.01   Walgreens (San Antonio)
   16.02                                                   16.02   Walgreens (Lubbock)
   16.03                                                   16.03   Walgreens (Houma)
   16.04                                                   16.04   Walgreens (Whiteville)
   16.05                                                   16.05   Walgreens (Salisbury)
   16.06                                                   16.06   Walgreens (Delavan)
   16.07                                                   16.07   Walgreens (Sulphur)
   16.08                                                   16.08   Walgreens (Kokomo)
      18                227   L(11),YM1(45),O(4)              18   Silverado & Grand Canyon
   18.01                                                   18.01   Silverado Ranch Place (Buildings A & D)
   18.02                                                   18.02   Grand Canyon Parkway (Buildings A & D)
      19                531   L(26),D(90),O(4)                19   AFRT Bank Branch Portfolio (Pool D)
   19.01                                                   19.01   Sawgrass
   19.02                                                   19.02   Deerfield Beach
   19.03                                                   19.03   Altamonte Crossing Office
   19.04                                                   19.04   Stonehenge Office
   19.05                                                   19.05   El Dorado Hills Branch
   19.06                                                   19.06   Bradenton City
   19.07                                                   19.07   47th Terrace
   19.08                                                   19.08   Centerville
   19.09                                                   19.09   Vero-West
   19.10                                                    19.1   Brandon
   19.11                                                   19.11   Lilburn Office
   19.12                                                   19.12   Holly Hill Office
   19.13                                                   19.13   Cordova Office
   19.14                                                   19.14   Simpsonville Main Office
   19.15                                                   19.15   Sutter Creek
   19.16                                                   19.16   Banner Elk
      20                401   L(26),D(90),O(4)                20   AFRT Bank Branch Portfolio (Pool B)
   20.01                                                   20.01   New Citrus Park
   20.02                                                   20.02   Cypress Lake Drive
   20.03                                                   20.03   East Commercial Boulevard
   20.04                                                   20.04   Lake Community Bank
   20.05                                                   20.05   Roseville
   20.06                                                   20.06   Largo Office
   20.07                                                   20.07   Harbison Office
   20.08                                                   20.08   Providence Square
   20.09                                                   20.09   Woodstock Crossing
   20.10                                                    20.1   Virginia Beach Shore Drive
   20.11                                                   20.11   Ashley Village
   20.12                                                   20.12   The Avenues
   20.13                                                   20.13   Hamilton Square
   20.14                                                   20.14   West Market Street
   20.15                                                   20.15   New Smyrna Beach East
   20.16                                                   20.16   Valley Springs
      21            135,922   L(26),D(90),O(4)                21   Fountain Glen at Kentlands Apartments
      23                 90   L(25),D(91),O(4)                23   Grants Pass Shopping Center                         1,505,600
      25            157,718   L(31),D(87),O(2)                25   Hilton Garden Inn - Tysons Corner
      26                 36   L(28),D(90),O(2)                26   65 Sprague Street
      29            134,901   L(26),D(90),O(4)                29   Spring Hill Suites
      30            111,702   L(28),D(88),O(4)                30   Hilton Garden Inn - JFK
      31                104   L(26),D(90),O(4)                31   Intercontinental Center
      32                 76   L(29),D(89),O(2)                32   West Volusia                                        1,542,039
      33            186,916   L(25),D(91),O(4)                33   Best Western Ocean View Resort
      34                400   L(27),D(89),O(4)                34   Southlake Medical II
      35            369,100   L(25),D(91),O(4)                35   The Springs Resort
      36                105   L(24),YM1(56),O(4)              36   Silver Lake Office
      38          1,093,750   L(30),D(86),O(4)                38   The Inn at Little Washington                        2,026,419
      39             95,164   L(25),D(91),O(4)                39   Sheraton Petaluma
      41             91,346   L(30),D(86),O(4)                41   Staybridge Suites - New Orleans
      42             59,109   L(26),D(90),O(4)                42   Mission Mayfield Downs                              1,340,850
      44            107,092   L(25),D(91),O(4)                44   Pullman Portfolio                                   1,148,716
   44.01                                                   44.01   Coffeehouse                                           248,208
   44.02                                                   44.02   Grandview Park                                        283,489
   44.03                                                   44.03   Campus Ridge                                          158,760
   44.04                                                   44.04   Greystone Church
   44.05                                                   44.05   Cougar Place                                          145,051
   44.06                                                   44.06   Cougar Tower                                           86,383
   44.07                                                   44.07   915/917 & 920 NE C Street                              72,979
   44.08                                                   44.08   450 & 520 NE Oak Street, 820 NE Colorado Street        67,029
   44.09                                                   44.09   510 Oak Street                                         35,908
   44.10                                                    44.1   925/927 Maple Street
   44.11                                                   44.11   945/965 Maple Street                                   50,909
      45             58,532   L(28),D(88),O(4)                45   The Village at Mayfield Apartments                  1,102,608
      46             63,596   L(28),D(30),O(2)                46   Brentmoor Apartments                              -216,202
      48                161   L(27),D(89),O(4)                48   510 Township Road                                   1,838,413
      51                371   L(25),D(91),O(4)                51   380 Lafayette Street
      52                 42   L(28),D(90),O(2)                52   Bob's Red Mill Industrial Building
      53                173   L(28),D(53),O(3)                53   Regency North Whole Foods Center                    1,109,014
      54             92,357   L(25),D(91),O(4)                54   Hampton Inn at Bellingham Airport                   1,106,806
      55                608   L(25),D(91),O(4)                55   199 Lafayette Street
      57            138,375   L(29),D(89),O(2)                57   Vanowen Apartments                                    758,873
      58                460   L(24),D(92),O(4)                58   Marina Del Rey Shopping Center
      59            335,484   L(27),D(29),O(4)                59   99 Sutton Street                                      889,667
      61                138   L(27),D(89),O(4)                61   Rolando Plaza
      65                300   L(28),DorYM1(88),O(4)           65   Walgreens Portfolio III - Pool 2
   65.01                                                   65.01   Walgreens (Baton Rouge)
   65.02                                                   65.02   Walgreens (Richmond)
      68                210   L(25),D(91),O(4)                68   Boardwalk Shopping Center
      70            328,000   L(27),D(29),O(4)                70   25 Jay Street                                         546,755
      73                304   L(25),D(89),O(6)                73   Beverly Boulevard                                     373,108
   73.01                                                   73.01   8150 Beverly Boulevard                                373,108
   73.02                                                   73.02   7407 Beverly Boulevard
      76            306,250   L(25),D(31),O(4)                76   599 3rd Street                                        533,588
      77                147   L(27),D(29),O(4)                77   233 Norman Avenue
      78                130   L(29),D(87),O(4)                78   Kedzie Plaza Shopping Center                          649,823
      84                 82   L(30),D(88),O(2)                84   Sure Lock Self Storage
      86                236   L(26),D(90),O(4)                86   1165 Broadway & 2136 3rd Avenue
   86.01                                                   86.01   1165 Broadway
   86.02                                                   86.02   2136 3rd Avenue
      88                 40   L(29),D(89),O(2)                88   Gloversville Shopping Center
      89                 99   L(28),D(89),O(3)                89   Crown Office Village                                  606,323
      90                 82   L(30),D(88),O(2)                90   Lincoln Plaza Center                                  568,726
      93                161   L(25),D(91),O(4)                93   Pacific Boulevard Retail                              333,502
      94             40,000   L(29),D(29),O(2)                94   Avalon MHP
      96                 91   L(28),D(85),O(7)                96   Satterfield Landing Shopping Center
      98                 73   L(24),YM1(56),O(4)              98   100 Enterprise Place
     100             20,588   L(33),D(83),O(4)               100   Garden Ridge Apartments                               341,363
     101            309,091   L(25),D(91),O(4)               101   Verona
     106                105   L(26),D(90),O(4)               106   Portola Centre                                        183,936
                        163   L(25),D(91),O(4)                     Congressional Rollup

           Loan per Net                                                                                              Fourth
           Rentable Area      Prepayment Provisions                                                                  Most Recent
Loan No.   SF/Units(8)        (# of payments)(9)        ID         Property Name                                     NOI
--------   ----------------   -----------------------   --------   -----------------------------------------------   -----------
                        199   L(28),D(88),O(4)                10   135 East 57th Street                               16,495,321






           Fourth Most   Third         Third Most   Second        Second Most                                 Most Recent
           Recent NOI    Most Recent   Recent NOI   Most Recent   Recent NOI                    Most Recent   NOI
Loan No.   Date          NOI           Date         NOI           Date                          NOI           Date
--------   -----------   -----------   ----------   -----------   ---------------------------   -----------   -----------
       1
       2                                             74,463,711   12/31/2006
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
       3
       4   12/31/2004     12,846,608   12/31/2005    14,794,671   12/31/2006                     18,579,919   T-12 6/30/2007
       5                                             16,220,086   12/31/2006                     17,269,916   T-12 3/1/2007
       9
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
    9.14
    9.15
    9.16
    9.17
    9.18
    9.19
    9.20
    9.21
    9.22
    9.23
    9.24
    9.25
    9.26
    9.27
    9.28
    9.29
    9.30
    9.31
    9.32
    9.33
    9.34
    9.35
    9.36
    9.37
    9.38
      10   12/31/2004      6,450,696   12/31/2005     8,627,289   12/31/2006
      11                   2,185,531   12/31/2005     2,371,292   12/31/2006                      4,296,537   T-12 5/31/2007
      12
      13   12/31/2004      5,254,153   12/31/2005     5,706,522   12/31/2006
      14   12/31/2004      4,482,256   12/31/2005     4,729,233   12/31/2006
      15   12/31/2004      3,166,558   12/31/2005     3,299,638   12/31/2006
      16
   16.01
   16.02
   16.03
   16.04
   16.05
   16.06
   16.07
   16.08
      18                   1,116,613   7/31/2005      2,419,304   7/31/2006                       2,566,512   T-12 2/28/2007
   18.01                     778,411   7/31/2005      1,512,040   7/31/2006                       1,602,337   T-12 2/28/2007
   18.02                     338,202   7/31/2005        907,264   7/31/2006                         964,175   T-12 2/28/2007
      19                                              2,371,215   12/31/2006
   19.01                                                449,087   12/31/2006
   19.02                                                423,258   12/31/2006
   19.03                                                224,864   12/31/2006
   19.04                                                177,994   12/31/2006
   19.05                                                161,645   12/31/2006
   19.06                                                 58,491   12/31/2006
   19.07                                                144,224   12/31/2006
   19.08                                                120,061   12/31/2006
   19.09                                                100,113   12/31/2006
   19.10                                                 94,289   12/31/2006
   19.11                                                 88,580   12/31/2006
   19.12                                                 78,533   12/31/2006
   19.13                                                 71,867   12/31/2006
   19.14                                                 69,311   12/31/2006
   19.15                                                 53,139   12/31/2006
   19.16                                                 55,758   12/31/2006
      20                                              2,151,202   12/31/2006
   20.01                                                264,250   12/31/2006
   20.02
   20.03                                                183,363   12/31/2006
   20.04                                                199,272   12/31/2006
   20.05                                                184,137   12/31/2006
   20.06                                                151,586   12/31/2006
   20.07                                                119,706   12/31/2006
   20.08                                                112,259   12/31/2006
   20.09                                                254,628   12/31/2006
   20.10                                                137,231   12/31/2006
   20.11                                                121,033   12/31/2006
   20.12                                                 66,120   12/31/2006
   20.13                                                108,070   12/31/2006
   20.14                                                 98,570   12/31/2006
   20.15                                                 80,904   12/31/2006
   20.16                                                 70,073   12/31/2006
      21                   1,700,311   12/31/2005     1,825,962   12/31/2006                      1,827,234   T-12 3/31/2007
      23   12/31/2004      1,359,494   12/31/2005     1,467,974   12/31/2006                      1,644,918   T-12 4/30/2007
      25                                                935,091   T-8 11/30/2006
      26                   1,996,941   12/31/2005     2,102,501   Ann. 10/31/2006
      29                                                                                          1,353,880   Ann. 4/30/2007
      30                   1,871,818   12/31/2005     2,718,415   12/31/2006
      31                                            -111,047      12/31/2006                        213,310   T-12 3/31/2007
      32   12/31/2004      1,773,119   12/31/2005
      33                   1,940,154   12/31/2005     2,011,867   12/31/2006                      2,044,503   T-12 3/31/2007
      34                   1,059,376   12/31/2005     1,561,599   Ann. 9/30/2006
      35                   1,849,038   12/31/2005     2,140,170   12/31/2006                      2,211,163   T-12 4/30/2007
      36                   1,295,906   12/31/2005     1,213,966   Ann. 11/30/2006
      38   12/31/2004      1,791,044   12/31/2005     1,828,696   T-12 9/30/2006
      39                   1,611,230   12/31/2005     2,054,955   12/31/2006                      1,886,067   T-12 5/31/2007
      41                   1,570,005   12/31/2005     4,986,447   T-12 9/30/2006
      42   12/31/2004      1,308,315   12/31/2005     1,276,369   12/31/2006                      1,231,618   T-12 3/31/2007
      44   12/31/2004      1,225,456   12/31/2005     1,375,925   12/31/2006
   44.01   12/31/2004        266,701   12/31/2005       262,954   12/31/2006
   44.02   12/31/2004        240,061   12/31/2005       224,390   12/31/2006
   44.03   12/31/2004        187,628   12/31/2005       195,306   12/31/2006
   44.04                      69,369   12/31/2005       179,244   12/31/2006
   44.05   12/31/2004        156,962   12/31/2005       166,123   12/31/2006
   44.06   12/31/2004         91,067   12/31/2005        97,954   12/31/2006
   44.07   12/31/2004         73,829   12/31/2005        72,492   12/31/2006
   44.08   12/31/2004         60,787   12/31/2005        61,329   12/31/2006
   44.09   12/31/2004         35,966   12/31/2005        38,245   12/31/2006
   44.10                                                 28,565   12/31/2006
   44.11   12/31/2004         43,086   12/31/2005        49,323   12/31/2006
      45   12/31/2004      1,158,299   12/31/2005     1,051,607   Ann. 11/30/2006
      46   12/31/2004        523,152   12/31/2005     1,027,614   12/31/2006
      48   12/31/2004      1,449,084   12/31/2005                                                   592,469   Ann. 3/31/2007
      51                                                                                          1,188,713   T-12 3/1/2007
      52
      53   12/31/2004        803,339   12/31/2005       842,985   12/31/2006
      54   12/31/2004      1,082,057   12/31/2005     1,442,417   12/31/2006                      1,552,673   T-12 3/31/2007
      55                     209,083   12/31/2005       589,865   12/31/2006
      57   12/31/2004        774,591   12/31/2005       900,414   12/31/2006
      58                     568,628   12/31/2005       468,798   12/31/2006                        696,411   T-12 6/30/2007
      59   12/31/2004        899,882   12/31/2005       874,594   12/31/2006
      61                     925,696   12/31/2005       912,570   12/31/2006
      65
   65.01
   65.02
      68                                                406,749   12/31/2006
      70   12/31/2004        588,752   12/31/2005       679,906   12/31/2006
      73   12/31/2004        306,188   12/31/2005       811,717   12/31/2006
   73.01   12/31/2004        306,188   12/31/2005       721,685   12/31/2006
   73.02                                                 90,032   12/31/2006
      76   12/31/2004        563,229   12/31/2005       654,841   12/31/2006                        673,639   T-12 5/31/2007
      77                                                519,266   12/31/2006
      78   12/31/2004        586,440   12/31/2005       590,467   T-12 11/30/2006
      84                     356,262   12/31/2005       478,840   T-12 10/31/2006
      86                                                                                            496,500   T-12 4/1/2007
   86.01                                                                                            303,000   T-12 4/1/2007
   86.02                                                                                            193,500   T-12 4/1/2007
      88
      89   12/31/2004        636,954   12/31/2005       571,516   12/31/2006
      90   12/31/2004        472,876   12/31/2005       539,738   T-12 11/30/2006
      93   12/31/2004        394,816   12/31/2005       429,795   12/31/2006                        370,845   Ann. 5/31/2007
      94                     355,859   12/31/2005       346,151   (6 months Ann.) 12/31/2006
      96                     213,587   12/31/2005       142,404   12/31/2006
      98                     162,252   12/31/2005       307,341   (11 Months Ann.) 11/30/2006
     100   12/31/2004        427,785   12/31/2005       445,246   T-12 6/30/2006
     101
     106   12/31/2004        284,060   12/31/2005       359,681   12/31/2006


           Fourth Most   Third         Third Most   Second        Second Most                                 Most Recent
           Recent NOI    Most Recent   Recent NOI   Most Recent   Recent NOI                    Most Recent   NOI
Loan No.   Date          NOI           Date         NOI           Date                          NOI           Date
--------   -----------   -----------   ----------   -----------   ---------------------------   -----------   -----------
           12/31/2004      6,450,696   12/31/2005     8,627,289   12/31/2006

COMM 2007-C9
MORTGAGE LOAN SCHEDULE

MORTGAGE LOANS SOLD BY GERMAN AMERICAN CAPITAL CORPORATION


           Underwritten   Underwritten   Underwritten   Underwritten   Underwritten   Underwritten   Underwritten Net
Loan No.   NOI            Revenue        EGI            Expenses       Reserves       TI/LC          Cash Flow
--------   ------------   ------------   ------------   ------------   ------------   ------------   ----------------
       1    $71,737,983    $71,737,983   $110,585,189    $38,847,206       $568,919                       $71,169,064
       2     80,378,581     87,003,155    115,480,736     35,102,155      1,509,521      3,904,271         74,964,789
    2.01      3,505,802      3,794,142      5,259,472      1,753,670         86,021        165,721          3,254,060
    2.02      3,211,517      3,579,584      4,203,672        992,155         57,375        170,213          2,983,929
    2.03      2,803,136      2,921,884      4,243,801      1,440,665         22,721        174,803          2,605,612
    2.04      3,103,466      3,348,575      4,024,441        920,975        113,855        140,332          2,849,279
    2.05      3,383,288      3,612,954      4,493,237      1,109,949        103,140        200,111          3,080,037
    2.06      2,752,491      3,103,120      5,084,183      2,331,692         40,996        107,959          2,603,536
    2.07      2,581,599      2,680,158      3,690,615      1,109,016         28,124        192,953          2,360,522
    2.08      2,373,719      2,477,404      2,922,066        548,347         67,357         64,368          2,241,994
    2.09      2,913,568      3,090,059      3,750,236        836,668         27,239        140,912          2,745,418
    2.10      2,172,704      2,470,691      3,129,374        956,670         22,709        103,764          2,046,232
    2.11      2,261,128      2,344,505      3,447,736      1,186,608         10,857         87,513          2,162,759
    2.12      2,451,890      2,579,641      3,125,814        673,924         71,814         95,171          2,284,905
    2.13      2,469,727      2,542,573      3,428,847        959,120         13,275         67,619          2,388,834
    2.14      2,611,985      2,814,610      3,283,634        671,649         73,367        128,301          2,410,317
    2.15      1,763,829      1,893,599      2,693,788        929,959         16,462         83,403          1,663,964
    2.16      1,604,198      1,780,268      2,507,729        903,531         12,649        105,021          1,486,528
    2.17      1,796,334      2,022,392      2,756,150        959,816         18,621        130,587          1,647,126
    2.18      1,577,477      1,635,436      2,206,300        628,823         13,061         60,631          1,503,785
    2.19      1,770,906      1,910,628      2,639,528        868,622         48,853        124,147          1,597,906
    2.20      1,816,697      1,910,523      2,218,298        401,601         38,143         58,175          1,720,379
    2.21      1,369,199      2,084,530      2,637,036      1,267,837         92,407        132,142          1,144,650
    2.22      1,511,463      1,880,024      2,677,983      1,166,520         15,822         62,502          1,433,139
    2.23      1,497,013      1,563,911      2,150,218        653,205         16,133         13,301          1,467,579
    2.24      1,078,931      1,135,756      1,655,058        576,127         31,328         24,098          1,023,505
    2.25      1,136,180      1,288,528      1,724,311        588,131         43,873         86,552          1,005,755
    2.26      1,103,917      1,400,659      1,717,422        613,505         20,422        118,180            965,315
    2.27      1,386,065      1,448,716      1,709,925        323,860         37,747         83,006          1,265,312
    2.28      1,127,002      1,133,358      1,596,955        469,953          7,143         19,259          1,100,600
    2.29      1,085,999      1,153,008      1,490,635        404,636          6,654         54,885          1,024,460
    2.30      1,144,038      1,180,304      1,543,730        399,692          9,832         37,000          1,097,206
    2.31        950,161        982,802      1,391,661        441,500          6,947         20,384            922,830
    2.32      1,125,761      1,185,276      1,663,379        537,618         31,684         43,637          1,050,440
    2.33      1,220,029      1,339,503      1,536,663        316,634         12,565         60,107          1,147,357
    2.34      1,061,726      1,118,749      1,299,540        237,814          9,057         33,634          1,019,035
    2.35      1,001,492      1,066,200      1,417,362        415,870          8,393         38,102            954,997
    2.36        912,147      1,022,447      1,287,701        375,554         17,141         75,936            819,070
    2.37      1,001,632      1,157,000      1,483,786        482,154         24,722         61,294            915,616
    2.38      1,041,982      1,154,481      1,802,815        760,833         13,110         74,256            954,616
    2.39        813,996        712,478      1,231,131        417,135         16,228         58,767            739,001
    2.40        804,234        827,357      1,155,603        351,369         25,667         41,973            736,594
    2.41        989,638      1,020,104      1,623,907        634,269         33,335         61,288            895,015
    2.42        767,350        820,097      1,063,088        295,738          7,327         17,797            742,226
    2.43        840,600        861,357      1,090,978        250,378          6,772         20,858            812,970
    2.44        879,292        930,992      1,164,261        284,969          7,651         28,960            842,681
    2.45        789,580        773,502      1,168,625        379,045          6,284         16,386            766,910
    2.46        797,323        863,412      1,270,645        473,322         19,428         36,263            741,632
    2.47        578,423        673,299      1,045,898        467,475         26,315         54,519            497,589
    2.48        791,008        845,777      1,175,274        384,266         27,375         41,824            721,809
    2.49        667,098        721,633        965,107        298,009         24,124         39,226            603,748
    2.50        678,704        742,895        950,139        271,435          6,699         20,907            651,098
    2.51        733,280        766,568        881,878        148,598          4,910         12,715            715,655
    2.52        567,857        635,686        799,101        231,244          5,788         12,809            549,260
       3     19,775,366     25,157,334     28,539,399      8,764,033        158,477                        19,616,889
       4     18,855,436     42,720,418     79,072,276     60,216,839      3,162,891                        15,692,545
       5     19,627,738     22,664,958     27,771,253      8,143,515                                       19,627,738
       9     50,960,217     50,960,217     52,536,306      1,576,089                     1,929,913         49,030,304
    9.01      4,317,090      4,317,090      4,450,608        133,518                        93,216          4,223,874
    9.02      2,934,207      2,934,207      3,024,955         90,749                       107,706          2,826,501
    9.03      2,365,184      2,365,184      2,438,334         73,150                        71,850          2,293,334
    9.04      1,798,626      1,798,626      1,854,253         55,628                        65,694          1,732,932
    9.05      2,488,035      2,488,035      2,564,984         76,950                        91,328          2,396,706
    9.06      1,974,681      1,974,681      2,035,754         61,073                        70,487          1,904,194
    9.07      2,007,725      2,007,725      2,069,820         62,095                        66,998          1,940,727
    9.08      2,265,108      2,265,108      2,335,163         70,055                        73,907          2,191,201
    9.09      2,806,439      2,806,439      2,893,237         86,797                        68,677          2,737,762
    9.10      1,668,792      1,668,792      1,720,404         51,612                        36,754          1,632,038
    9.11      1,947,466      1,947,466      2,007,697         60,231                        61,273          1,886,193
    9.12      2,100,388      2,100,388      2,165,348         64,960                        84,108          2,016,280
    9.13      1,598,144      1,598,144      1,647,571         49,427                        61,214          1,536,931
    9.14      1,477,034      1,477,034      1,522,715         45,681                        81,326          1,395,708
    9.15      1,453,996      1,453,996      1,498,965         44,969                        48,890          1,405,106
    9.16      1,175,382      1,175,382      1,211,734         36,352                        43,145          1,132,237
    9.17      1,282,459      1,282,459      1,322,123         39,664                        51,355          1,231,104
    9.18      1,202,019      1,202,019      1,239,195         37,176                        46,856          1,155,163
    9.19      1,088,658      1,088,658      1,122,328         33,670                        36,887          1,051,770
    9.20      1,589,644      1,589,644      1,638,808         49,164                        76,276          1,513,368
    9.21      1,057,874      1,057,874      1,090,592         32,718                        35,844          1,022,030
    9.22        949,224        949,224        978,582         29,357                        76,021            873,203
    9.23      1,090,238      1,090,238      1,123,957         33,719                        32,015          1,058,223
    9.24        893,184        893,184        920,808         27,624                        35,767            857,417
    9.25        785,983        785,983        810,292         24,309                        13,316            772,668
    9.26        901,845        901,845        929,737         27,892                        33,104            868,741
    9.27        736,788        736,788        759,575         22,787                        64,909            671,879
    9.28        642,382        642,382        662,249         19,867                        43,532            598,850
    9.29        604,696        604,696        623,398         18,702                        33,295            571,401
    9.30        706,256        706,256        728,099         21,843                        69,132            637,124
    9.31        622,740        622,740        642,000         19,260                        25,446            597,294
    9.32        429,501        429,501        442,784         13,284                        17,044            412,457
    9.33        509,131        509,131        524,877         15,746                        32,038            477,093
    9.34        430,329        430,329        443,638         13,309                        22,838            407,492
    9.35        336,051        336,051        346,445         10,393                        14,044            322,007
    9.36        300,470        300,470        309,763          9,293                        10,181            290,289
    9.37        299,460        299,460        308,722          9,262                        29,313            270,147
    9.38        122,988        122,988        126,792          3,804                         4,129            118,859
      10      8,426,783      7,513,812     20,571,239     12,144,456        149,619        958,692          7,318,472
      11      3,522,892      3,845,397      4,425,727        902,835         15,050         50,168          3,457,674
      12      1,663,692      1,666,095      1,666,095          2,403                                        1,663,692
      13     14,489,867     20,441,239     21,559,877      7,070,009        222,500                        14,267,367
      14      5,903,000     10,392,000     14,529,000      8,626,000        581,000                         5,322,000
      15      3,320,109      3,422,793      3,422,793        102,684                                        3,320,109
      16      2,669,131      2,669,131      2,669,131                        11,790                         2,657,341
   16.01        589,000        589,000        589,000                         1,449                           587,551
   16.02        324,731        324,731        324,731                         1,482                           323,249
   16.03        319,400        319,400        319,400                         1,449                           317,951
   16.04        312,500        312,500        312,500                         1,482                           311,018
   16.05        300,000        300,000        300,000                         1,482                           298,518
   16.06        293,600        293,600        293,600                         1,482                           292,118
   16.07        279,900        279,900        279,900                         1,482                           278,418
   16.08        250,000        250,000        250,000                         1,482                           248,518
      18      2,583,899      2,790,668      3,245,851        661,952         27,728         83,589          2,472,582
   18.01      1,609,741      1,721,894      2,047,478        437,737         19,982         54,417          1,535,342
   18.02        974,158      1,068,774      1,198,373        224,215          7,746         29,172            937,240
      19      2,550,818      2,629,710      2,629,710         78,891          5,886                         2,544,933
   19.01        476,963        491,714        491,714         14,751            377                           476,586
   19.02        443,728        457,452        457,452         13,724            633                           443,095
   19.03        233,178        240,389        240,389          7,212            321                           232,856
   19.04        194,310        200,320        200,320          6,010            333                           193,977
   19.05        155,249        160,050        160,050          4,802            625                           154,624
   19.06        150,544        155,200        155,200          4,656            387                           150,157
   19.07        145,732        150,240        150,240          4,507            342                           145,390
   19.08        127,190        131,124        131,124          3,934            176                           127,014
   19.09         97,233        100,240        100,240          3,007            333                            96,899
   19.10         94,090         97,000         97,000          2,910            323                            93,767
   19.11         92,182         95,033         95,033          2,851            376                            91,806
   19.12         81,777         84,306         84,306          2,529            327                            81,450
   19.13         74,823         77,137         77,137          2,314            323                            74,500
   19.14         77,969         80,380         80,380          2,411            540                            77,429
   19.15         52,926         54,563         54,563          1,637            259                            52,667
   19.16         52,926         54,563         54,563          1,637            211                            52,715
      20      2,447,716      2,523,419      2,523,419         75,703          7,483                         2,440,233
   20.01        277,698        286,287        286,287          8,589            383                           277,315
   20.02        231,535        238,696        238,696          7,161            394                           231,141
   20.03        207,842        214,270        214,270          6,428            407                           207,435
   20.04        194,061        200,063        200,063          6,002          1,506                           192,555
   20.05        176,419        181,875        181,875          5,456            620                           175,799
   20.06        150,544        155,200        155,200          4,656            676                           149,868
   20.07        148,605        153,201        153,201          4,596            326                           148,279
   20.08        141,135        145,500        145,500          4,365            344                           140,791
   20.09        147,375        151,933        151,933          4,558            369                           147,006
   20.10        142,029        146,421        146,421          4,393            385                           141,644
   20.11        128,245        132,211        132,211          3,966            287                           127,958
   20.12        123,485        127,305        127,305          3,819            319                           123,166
   20.13        110,462        113,878        113,878          3,416            493                           109,969
   20.14        105,992        109,270        109,270          3,278            232                           105,760
   20.15         91,722         94,559         94,559          2,837            340                            91,383
   20.16         70,568         72,750         72,750          2,183            403                            70,164
      21      2,050,168      3,158,515      3,245,632      1,195,464         41,200                         2,008,968
      23      1,748,541      1,714,957      2,358,547        610,006         41,573        110,862          1,596,106
      25      2,779,000      6,853,000      7,477,000      4,698,000        299,000                         2,480,000
      26      2,697,078      2,969,778      4,465,281      1,768,203        127,913        214,467          2,354,698
      29      2,294,069      5,055,003      5,201,781      2,907,712        208,071                         2,085,998
      30      2,787,000      8,239,000      9,116,000      6,329,000        365,000                         2,422,000
      31      1,750,660      2,922,003      3,466,148      1,715,488         39,455         98,447          1,612,758
      32      1,865,768      2,190,294      2,712,003        846,235         26,655        152,235          1,686,878
      33      2,162,978      4,100,600      4,891,105      2,728,127        195,644                         1,967,334
      34      1,483,025      1,483,026      1,893,809        410,784          6,983         46,550          1,429,492
      35      2,013,879      2,234,679      4,682,572      2,668,693        140,477                         1,873,402
      36      1,820,492      2,956,763      2,956,762      1,136,270         51,209        132,401          1,636,882
      38      2,410,000      3,723,000     11,962,000      9,552,000        419,000                         1,991,000
      39      1,897,636      6,395,093      8,965,627      7,067,991        268,969                         1,628,667
      41      2,329,000      6,070,000      6,146,000      3,817,000        246,000                         2,083,000
      42      1,260,517      2,094,427      2,251,795        991,278         64,500                         1,196,017
      44      1,246,294      1,670,117      1,820,927        574,633         38,775                         1,207,519
   44.01        245,458        323,149        357,367        111,909          9,625                           235,833
   44.02        211,027        290,271        317,645        106,617          7,700                           203,327
   44.03        177,700        231,238        246,881         69,181          4,400                           173,300
   44.04        158,722        219,890        234,555         75,833          4,125                           154,597
   44.05        150,694        199,891        211,623         60,929          3,300                           147,394
   44.06         92,145        126,624        136,401         44,256          2,750                            89,395
   44.07         51,210         75,023         82,844         31,633          2,200                            49,010
   44.08         66,020         76,285         95,111         29,090          1,650                            64,370
   44.09         31,538         47,751         53,617         22,078          1,650                            29,888
   44.10         27,919         35,099         37,054          9,136            550                            27,369
   44.11         33,860         44,897         47,830         13,970            825                            33,035
      45      1,331,633      2,510,700      2,717,188      1,385,555         56,700                         1,274,933
      46      1,208,434      1,749,257      1,890,965        682,531         45,600                         1,162,834
      48      1,189,849      1,614,792      1,863,074        673,225         17,382         86,909          1,085,558
      51      1,212,570      1,222,862      1,724,496        511,926          7,006         28,024          1,177,540
      52      1,235,258      1,235,258      1,235,258                        55,198         52,815          1,127,245
      53        948,665        990,890      1,465,743        517,078          6,006         12,880            929,779
      54      1,393,510      3,464,056      3,751,212      2,357,702        150,048                         1,243,462
      55        888,455        987,483      1,020,109        131,654          2,850          8,340            877,265
      57        929,557      1,144,637      1,190,293        260,736         35,120                           894,437
      58        966,208      1,075,545      1,524,853        558,645          6,219         23,919            936,070
      59        820,819        980,695      1,097,969        277,150          7,750                           813,069
      61        840,892        897,293      1,277,511        436,619         10,864         36,214            793,815
      65        706,450        706,450        706,450                         2,964                           703,486
   65.01        356,450        356,450        356,450                         1,482                           354,968
   65.02        350,000        350,000        350,000                         1,482                           348,518
      68        666,140        748,185        890,229        224,089          6,062         18,750            641,328
      70        674,904        616,416        857,824        182,920          7,886         11,025            655,993
      73        691,489        947,766        988,266        296,777          5,096         19,109            667,285
   73.01        539,911        738,975        779,475        239,564          3,998         14,991            520,922
   73.02        151,578        208,791        208,791         57,213          1,098          4,118            146,363
      76        622,168        812,820        818,280        196,112          4,800                           617,368
      77        546,781        625,805        625,805         79,024          9,727         25,124            511,930
      78        639,691        724,441      1,075,958        436,267          8,046         32,616            599,029
      84        479,352        655,841        696,215        216,863          7,087                           472,266
      86        465,127        496,611        530,037         64,909          4,398         11,157            449,573
   86.01        288,163        307,694        309,945         21,782          3,148         11,157            273,858
   86.02        176,964        188,916        220,091         43,127          1,250                           175,714
      88        588,230        688,274        987,877        399,646         21,052         44,003            523,175
      89        531,575        709,272        780,677        249,102          7,847         45,134            478,594
      90        519,527        729,483        814,521        294,994          9,047         46,248            464,233
      93        454,790        528,892        543,988         89,198          7,840         24,100            422,850
      94        374,345        521,726        667,026        292,681          4,400                           369,945
      96        418,453        484,825        531,325        112,872          6,727         20,339            391,387
      98        515,664        588,920        643,921        128,257         15,965         14,699            485,001
     100        415,008      1,060,039      1,093,577        678,569         42,500                           372,508
     101        297,527        396,097        401,377        103,850          2,750                           294,777
     106        325,574        547,390        643,436        317,862          7,452         20,700            297,422
              5,186,584      5,511,492      6,091,822        905,238         15,050         50,168          5,121,366


           Underwritten   Underwritten   Underwritten   Underwritten   Underwritten   Underwritten   Underwritten Net
Loan No.   NOI            Revenue        EGI            Expenses       Reserves       TI/LC          Cash Flow
--------   ------------   ------------   ------------   ------------   ------------   ------------   ----------------
              8,426,783      7,513,812     20,571,239     12,144,456        149,619        958,692          7,318,472




                                                             Lease
Loan No.   Largest Tenant(19)                    SF          Expiration   2nd Largest Tenant                                SF
--------   -----------------------------------   ---------   ----------   -----------------------------------------------   -------
       1   Deutsche Bank AG New York Branch      1,625,483   6/5/2022
       2
    2.01   Century Theater                          51,840   9/27/2016    Circuit City                                       38,983
    2.02   Regency Furniture                        71,042   5/31/2017    Shoppers Food Warehouse                            49,840
    2.03   Publix                                   56,085   11/3/2011    Ross Dress for Less                                25,770
    2.04   Belk's                                   60,103   10/9/2018    Publix                                             51,420
    2.05   Kohl's                                   98,037   1/31/2016    Marshall's                                         30,337
    2.06   Kohl's                                   85,992   1/31/2024    Stop & Shop                                        54,755
    2.07   K-Mart                                   95,810   7/31/2009    Publix                                             42,112
    2.08   Kohl's                                   84,000   1/31/2018    Martin's Food Store                                67,656
    2.09   Creative Basket Express                  45,000   3/15/2020    Dick's Sporting Goods                              45,000
    2.10   Beall's                                  66,700   4/30/2016    Macy's Furniture & Matress (Ground Lease)          46,339
    2.11   Fresh Market                             18,400   2/28/2022    CVS                                                10,908
    2.12   Value City                               81,713   3/31/2015    A & P Company                                      56,860
    2.13   Harris Teeter                            44,926   4/30/2022    Yankelovich, Inc.                                  13,794
    2.14   Kohl's                                   86,584   2/2/2019     Bed Bath & Beyond                                  35,000
    2.15   Ross Dress for Less                      30,000   1/31/2014    True Treasures                                     11,900
    2.16   Publix                                   39,795   11/30/2008   Anthony's                                          10,340
    2.17   Linens 'N Things                         30,700   1/31/2011    TJ Maxx                                            30,000
    2.18   Publix                                   44,271   10/31/2022   Remington Steakhouse                                7,921
    2.19   Publix                                   65,537   7/27/2011    Home Shopping Network Outlet                       16,619
    2.20   Harris Teeter                            46,750   8/31/2020    CVS                                                10,125
    2.21   Ross Dress for Less                      42,862   1/31/2013    Publix                                             35,930
    2.22   Beall's                                  55,400   4/30/2017    Publix                                             54,379
    2.23   Shoprite                                 60,795   6/30/2024    Wawa                                                5,740
    2.24   Publix                                   61,166   5/31/2023    Hollywood Video                                     5,400
    2.25   Publix                                   48,890   8/21/2010    Fashion Bug                                         8,000
    2.26   Big Lots                                 37,500   1/31/2009    Publix                                             27,887
    2.27   Office Depot                             24,920   12/31/2013   Petco                                              14,200
    2.28   Publix                                   54,379   7/31/2023    Natures Health Food                                 3,197
    2.29   Michael's                                23,764   2/28/2010    PetsMart                                           19,136
    2.30   Kroger                                   54,139   10/31/2021   Jumpsters                                           5,600
    2.31   Publix                                   44,271   9/30/2021    Beef O'Brady's                                      2,625
    2.32   Kroger                                   64,905   3/31/2019    Goody's Family Clothing                            27,450
    2.33   Lowe's Foods                             45,374   9/21/2019    Dollar General                                     10,250
    2.34   Kroger                                   54,166   9/30/2023    Green Tea Chinese Restaurant                        3,150
    2.35   Publix                                   44,271   6/30/2021    Countrywide Home Loans                              5,515
    2.36   Publix                                   53,096   11/30/2011   CVS                                                 8,450
    2.37   Publix                                   37,888   10/31/2019   Beall's                                            12,000
    2.38   Publix                                   42,968   2/15/2009    Athlete's Foot                                      3,425
    2.39   Publix                                   48,555   10/17/2010   The REF Sports Bar & Grill                          3,575
    2.40   Publix                                   47,813   2/2/2014     Blockbuster                                         6,500
    2.41   Giant Eagle                              70,000   6/30/2016    Once Upon A Child                                   6,400
    2.42   Publix                                   44,271   3/31/2022    Blockbuster                                         4,800
    2.43   Publix                                   44,271   8/31/2023    Beauty & More                                       2,800
    2.44   Lowe's Foods                             42,362   4/15/2023    Dollar Tree                                         8,000
    2.45   Publix                                   44,840   9/30/2023    Starbucks                                           2,400
    2.46   Publix                                   37,912   3/13/2017    Hollywood Video                                     6,000
    2.47   Publix                                   42,112   4/17/2011    Dollar Tree                                         4,673
    2.48   Winn-Dixie                               51,261   4/30/2017    Advance Auto Parts                                  7,000
    2.49   Publix                                   47,814   4/3/2014     Blockbuster                                         4,000
    2.50   Publix                                   44,271   10/31/2021   Blockbuster                                         4,785
    2.51   Harris Teeter                            36,000   8/22/2021    Italian Pie                                         3,054
    2.52   Publix                                   44,271   12/31/2022   Washington Mutual Bank                              2,800
       3   Corporate Executive Board               625,062   1/31/2028
       4
       5   General Services Administration         224,000   11/30/2013   Level 3                                           112,000
       9   U.S. Foodservice                      9,042,097   6/30/2027
    9.01   U.S. Foodservice                        436,739   6/30/2027
    9.02   U.S. Foodservice                        504,627   6/30/2027
    9.03   U.S. Foodservice                        336,634   6/30/2027
    9.04   U.S. Foodservice                        307,790   6/30/2027
    9.05   U.S. Foodservice                        427,894   6/30/2027
    9.06   U.S. Foodservice                        330,250   6/30/2027
    9.07   U.S. Foodservice                        313,900   6/30/2027
    9.08   U.S. Foodservice                        346,271   6/30/2027
    9.09   U.S. Foodservice                        321,769   6/30/2027
    9.10   U.S. Foodservice                        172,200   6/30/2027
    9.11   U.S. Foodservice                        287,080   6/30/2027
    9.12   U.S. Foodservice                        394,065   6/30/2027
    9.13   U.S. Foodservice                        286,800   6/30/2027
    9.14   U.S. Foodservice                        381,032   6/30/2027
    9.15   U.S. Foodservice                        229,062   6/30/2027
    9.16   U.S. Foodservice                        202,143   6/30/2027
    9.17   U.S. Foodservice                        240,609   6/30/2027
    9.18   U.S. Foodservice                        219,530   6/30/2027
    9.19   U.S. Foodservice                        172,826   6/30/2027
    9.20   U.S. Foodservice                        357,370   6/30/2027
    9.21   U.S. Foodservice                        167,939   6/30/2027
    9.22   U.S. Foodservice                        356,178   6/30/2027
    9.23   U.S. Foodservice                        150,000   6/30/2027
    9.24   U.S. Foodservice                        167,575   6/30/2027
    9.25   U.S. Foodservice                         62,388   6/30/2027
    9.26   U.S. Foodservice                        155,100   6/30/2027
    9.27   U.S. Foodservice                        304,112   6/30/2027
    9.28   U.S. Foodservice                        203,958   6/30/2027
    9.29   U.S. Foodservice                        155,994   6/30/2027
    9.30   U.S. Foodservice                        323,900   6/30/2027
    9.31   U.S. Foodservice                        119,220   6/30/2027
    9.32   U.S. Foodservice                         79,855   6/30/2027
    9.33   U.S. Foodservice                        150,104   6/30/2027
    9.34   U.S. Foodservice                        107,000   6/30/2027
    9.35   U.S. Foodservice                         65,800   6/30/2027
    9.36   U.S. Foodservice                         47,700   6/30/2027
    9.37   U.S. Foodservice                        137,337   6/30/2027
    9.38   U.S. Foodservice                         19,346   6/30/2027
      10   Links Holdings, LLC                      86,975   3/31/2013    Daffy's                                            54,000
      11   REI Recreational Equipment               25,944   11/30/2019   Ramada Hotel Meeting Center                        11,652
      12
      13
      14
      15   Siemens Real Estate Inc                 278,000   12/31/2017
      16
   16.01   Walgreens                                14,490   4/30/2081
   16.02   Walgreens                                14,820   8/31/2081
   16.03   Walgreens                                14,490   2/28/2082
   16.04   Walgreens                                14,820   2/28/2082
   16.05   Walgreens                                14,820   4/30/2081
   16.06   Walgreens                                14,820   5/31/2081
   16.07   Walgreens                                14,820   1/31/2082
   16.08   Walgreens                                14,820   1/31/2082
      18
   18.01   Key Realty School                        13,774   2/28/2010    T. Vo's Furniture                                   9,400
   18.02   Sonny's Tavern                            4,620   5/31/2010    Sushi Avenue                                        3,600
      19
   19.01   SunTrust Bank                             3,770   11/30/2025
   19.02   Commerce Bank, N.A.                       6,330   11/30/2025
   19.03   Branch Banking and Trust Company          3,213   11/30/2020
   19.04   First Charter Bank                        3,327   11/30/2025
   19.05   Western Sierra National Bank              6,250   5/31/2016
   19.06   First Priority Bank                       3,872   11/30/2025
   19.07   Community Bank of Cape Coral              3,424   11/30/2025
   19.08   SunTrust Bank                             1,756   11/30/2025
   19.09   First Peoples Bank                        3,334   11/30/2015
   19.10   Coast Bank of Florida                     3,227   11/30/2020
   19.11   Regions Bank                              3,760   11/30/2020
   19.12   AmSouth Bank                              3,269   11/30/2025
   19.13   AmSouth Bank                              3,229   11/30/2025
   19.14   Provident Community Bank                  5,400   12/31/2020
   19.15   Western Sierra National Bank              2,589   5/31/2016
   19.16   First Charter Bank                        2,108   8/31/2016
      20
   20.01   Branch Banking and Trust Company          3,827   11/30/2025
   20.02   Branch Banking and Trust Company          3,939   8/31/2026
   20.03   Regions Bank                              4,071   11/30/2020
   20.04   Lake Community Bank                      15,060   5/31/2016
   20.05   Western Sierra National Bank              6,200   5/31/2016
   20.06   Coast Bank of Florida                     6,756   11/30/2020
   20.07   Regions Bank                              3,261   11/30/2020
   20.08   First Horizon Bank                        3,438   11/30/2025
   20.09   Regions Bank                              3,693   7/31/2021
   20.10   Branch Banking and Trust Company          3,850   11/30/2025
   20.11   First Charter Bank                        2,867   11/30/2025
   20.12   Branch Banking and Trust Company          3,194   8/31/2026
   20.13   1st Constitution Bank                     4,930   6/30/2014
   20.14   SunTrust Bank                             2,320   11/30/2025
   20.15   AmSouth Bank                              3,395   11/30/2025
   20.16   Western Sierra National Bank              4,032   5/31/2016
      21
      23   Gottschalks                              44,557   1/31/2016    Rite Aid                                           32,066
      25
      26   Sporto                                   99,956   12/31/2007   John Hancock Life Insurance                        88,000
      29
      30
      31   Intec Engineering Partnership, Ltd.      84,252   11/30/2013   Wood Group Power, Inc.                             17,127
      32   Winn Dixie                               50,085   2/28/2012    Belk, Inc.                                         50,000
      33
      34   Southlake Specialty Hospital, LLP        46,550   11/25/2024
      35
      36   State of DE Dept. of Insurance           26,141   4/30/2013    State of Delaware Office of Management & Budget    18,369
      38
      39
      41
      42
      44
   44.01
   44.02
   44.03
   44.04
   44.05
   44.06
   44.07
   44.08
   44.09
   44.10
   44.11
      45
      46
      48   J&B Software, Inc.                       43,496   6/30/2011    Fox Chase Bank                                     21,180
      51   Select Equity Group                      35,030   6/11/2027
      52   Bob's Red Mill Natural Foods            310,000   9/30/2022
      53   Whole Foods Market                       40,492   1/31/2022    Cinzetti's of Kansas, Inc. (Ground Lease)          14,000
      54
      55   Martignetti Restaurant                   10,500   9/14/2015    Calypso St. Barth, Inc.                             2,500
      57
      58   Wells Fargo Bank                          5,980   11/19/2021   First Coastal Bank, N.A.                            3,200
      59
      61   Save A Lot, Ltd.                         14,000   8/31/2012    The Salvation Army                                 12,040
      65
   65.01   Walgreens                                14,820   4/30/2081
   65.02   Walgreens                                14,820   7/31/2081
      68   REMAX                                     5,093   5/14/2010    Changos                                             4,687
      70   Muses & Modern                            3,000   1/31/2012    White Wave                                          2,600
      73
   73.01   MMC, Inc.                                19,988   5/22/2022
   73.02   Dianne Merrick                            2,745   3/31/2011    Kama Beverages                                      2,745
      76
      77   Double Point Import/Export                6,500   11/30/2011   Western Marble                                      4,000
      78   Fashion Bug                               9,000   3/31/2012    City of Chicago                                     8,000
      84
      86
   86.01   Family Dollar                             7,489   10/31/2012   Ladies Wear                                         4,500
   86.02   Pretty Girl                               7,000   3/31/2017
      88   Tractor Supply Company                   30,468   12/31/2016   Grossman's Bargain Outlet                          30,000
      89   JSP International                         9,747   2/28/2011    Leukemia Society                                    7,854
      90   Salt Lake City Criminal Justice          40,679   10/31/2011   EZ Loan                                             2,800
      93   Edik Ghezlashowry                         2,200   12/1/2008    Jaqueline Castaneda                                 2,200
      94
      96   Food Lion                                29,100   5/12/2011    Staples                                            17,450
      98   Division of Support Operations           17,332   5/31/2021    Kent Co. Dept of Elections                         14,304
     100
     101
     106   Executive Suites                         11,391   4/30/2022    Chop House Restaurant                               6,860


                                                             Lease
Loan No.   Largest Tenant                        SF          Expiration   2nd Largest Tenant                                SF
--------   -----------------------------------   ---------   ----------   -----------------------------------------------   -------
           Links Holdings, LLC                      86,975   3/31/2013    Daffy's                                            54,000





                                                                                                                        Upfront
           Lease                                                       Lease        Occupancy               Occupancy   Replacement
Loan No.   Expiration   3rd Largest Tenant                    SF       Expiration   Rate(11)(17)(18)(19)    As-of Date  Reserves(20)
--------   ----------   -----------------------------------   ------   ----------   --------------------    ----------  ------------
       1                                                                                          100.00%   8/1/2007
       2                                                                                           96.41%   5/31/2007
    2.01   1/31/2017    Ross Dress For Less                   27,577   1/31/2008                   97.68%   5/31/2007
    2.02   9/30/2009    Marshall's                            26,975   12/31/2011                  96.63%   5/31/2007
    2.03   1/31/2013    Petco                                 15,324   1/31/2014                   97.74%   5/31/2007
    2.04   2/11/2018    Ross Dress for Less                   30,186   1/31/2013                   94.08%   5/31/2007
    2.05   1/31/2011    Office Max                            24,239   1/31/2012                   98.79%   5/31/2007
    2.06   10/31/2016   Go 1 Dollar                           11,379   9/30/2013                   90.66%   5/31/2007
    2.07   4/6/2008     Circuit City                          33,000   10/31/2008                  98.93%   5/31/2007
    2.08   5/1/2040     Office Max                            23,350   4/30/2012                  100.00%   5/31/2007
    2.09   1/31/2017    Linens 'N Things                      35,000   1/31/2011                  100.00%   5/31/2007
    2.10   3/31/2009    Beall's Outlet                        30,000   4/30/2014                  100.00%   5/31/2007
    2.11   10/4/2021    Ortiz-Parra Enterprises               10,000   12/31/2011                  98.58%   5/31/2007
    2.12   12/31/2019   A.J. Wright                           25,000   11/30/2009                 100.00%   5/31/2007
    2.13   7/31/2012    B. Christopher's                       5,879   10/31/2015                  92.90%   5/31/2007
    2.14   1/31/2010    Gander Mountain                       31,145   8/31/2014                   99.26%   5/31/2007
    2.15   12/31/2007   Yum Yum Japanese Steakhouse            4,800   8/31/2011                   72.69%   5/31/2007
    2.16   12/31/2011   Boris International                    5,522   6/30/2011                   93.88%   5/31/2007
    2.17   11/30/2010   Ross Dress For Less                   29,997   1/31/2010                  100.00%   5/31/2007
    2.18   8/31/2015    Amscot Financial                       5,200   5/31/2014                   85.31%   5/31/2007
    2.19   4/30/2009    Beall's                               13,845   10/31/2011                  98.51%   5/31/2007
    2.20   1/31/2021    The Mindbody Experience                4,843   1/31/2009                   98.29%   5/31/2007
    2.21   5/31/2012    Stein Mart                            34,423   4/30/2015                   92.93%   5/31/2007
    2.22   10/31/2022   Tropical Realty and Investment         5,400   2/28/2008                   96.86%   5/31/2007
    2.23   8/31/2018    Hallmark                               4,988   2/28/2014                  100.00%   5/31/2007
    2.24   7/31/2008    Rotelli's Pizza & Pasta                1,800   7/31/2013                  100.00%   5/31/2007
    2.25   1/31/2011    S & K Famous Brands                    5,040   1/31/2011                   96.19%   5/31/2007
    2.26   12/31/2019   Value Thrift                          20,000   1/31/2009                   98.46%   5/31/2007
    2.27   9/30/2010    Grand Harbour Import Comp             11,910   4/30/2010                   89.25%   5/31/2007
    2.28   9/30/2007    Liquor Store                           1,750   11/30/2008                 100.00%   5/31/2007
    2.29   1/31/2016    Family Christian Stores                5,000   10/31/2010                  95.19%   5/31/2007
    2.30   4/30/2013    Dollar Tree                            5,400   9/30/2011                   96.29%   5/31/2007
    2.31   2/28/2012    Manhattan Liquors                      2,625   8/31/2012                   96.73%   5/31/2007
    2.32   4/30/2014    Dollar & Party Store                   4,200   12/31/2008                 100.00%   5/31/2007
    2.33   4/30/2010    Sherwin-Williams                       5,000   3/31/2010                   92.26%   5/31/2007
    2.34   12/31/2008   BE Fitness, Inc.                       2,800   5/31/2009                   96.91%   5/31/2007
    2.35   3/31/2008    Blockbuster                            4,800   7/31/2011                   96.80%   5/31/2007
    2.36   10/31/2010   Bonefish Restaurant                    5,320   4/30/2013                   97.79%   5/31/2007
    2.37   4/30/2010    Ross Dress for Less                   10,260   10/31/2015                 100.00%   5/31/2007
    2.38   3/31/2012    RadioShack                             3,000   12/31/2010                  97.92%   5/31/2007
    2.39   10/31/2011   Androcles Veterinary Center            1,808   2/28/2010                   97.27%   5/31/2007
    2.40   11/30/2008   Giovanni's Italian Restaurant          3,608   11/30/2011                  93.34%   5/31/2007
    2.41   5/31/2008    Play It Again Sports                   4,050   7/31/2009                   92.04%   5/31/2007
    2.42   6/30/2012    Los Portales Mexican Cuisine           3,900   3/31/2011                   88.81%   5/31/2007
    2.43   8/31/2008    Supreme Fish Delight                   1,400   8/31/2009                   94.31%   5/31/2007
    2.44   4/30/2008    Monte De Rey                           4,200   4/30/2008                  100.00%   5/31/2007
    2.45   2/28/2017    Itza Pizza                             2,100   12/31/2008                  98.09%   5/31/2007
    2.46   10/24/2014   Washington Mutual Bank                 3,600   8/31/2010                  100.00%   5/31/2007
    2.47   2/28/2009    Pancho's Backyard                      2,550   7/31/2011                   96.22%   5/31/2007
    2.48   12/31/2008   Blockbuster                            6,000   4/30/2012                  100.00%   5/31/2007
    2.49   1/31/2008    Quizno's Subs                          2,152   1/31/2009                  100.00%   5/31/2007
    2.50   12/31/2011   Hallmark                               3,360   2/28/2012                  100.00%   5/31/2007
    2.51   2/22/2012    Fuquay Urgent Care                     2,800   9/30/2008                  100.00%   5/31/2007
    2.52   3/31/2012    Jackson Hewitt Tax Service             1,432   3/31/2012                   97.97%   5/31/2007
       3                                                                                           98.60%   8/1/2007
       4                                                                                           74.00%   6/30/2007
       5   12/31/2017   State of New York                     57,858   3/31/2014                   98.97%   5/10/2007
       9                                                                                          100.00%   8/1/2007
    9.01                                                                                          100.00%   8/1/2007
    9.02                                                                                          100.00%   8/1/2007
    9.03                                                                                          100.00%   8/1/2007
    9.04                                                                                          100.00%   8/1/2007
    9.05                                                                                          100.00%   8/1/2007
    9.06                                                                                          100.00%   8/1/2007
    9.07                                                                                          100.00%   8/1/2007
    9.08                                                                                          100.00%   8/1/2007
    9.09                                                                                          100.00%   8/1/2007
    9.10                                                                                          100.00%   8/1/2007
    9.11                                                                                          100.00%   8/1/2007
    9.12                                                                                          100.00%   8/1/2007
    9.13                                                                                          100.00%   8/1/2007
    9.14                                                                                          100.00%   8/1/2007
    9.15                                                                                          100.00%   8/1/2007
    9.16                                                                                          100.00%   8/1/2007
    9.17                                                                                          100.00%   8/1/2007
    9.18                                                                                          100.00%   8/1/2007
    9.19                                                                                          100.00%   8/1/2007
    9.20                                                                                          100.00%   8/1/2007
    9.21                                                                                          100.00%   8/1/2007
    9.22                                                                                          100.00%   8/1/2007
    9.23                                                                                          100.00%   8/1/2007
    9.24                                                                                          100.00%   8/1/2007
    9.25                                                                                          100.00%   8/1/2007
    9.26                                                                                          100.00%   8/1/2007
    9.27                                                                                          100.00%   8/1/2007
    9.28                                                                                          100.00%   8/1/2007
    9.29                                                                                          100.00%   8/1/2007
    9.30                                                                                          100.00%   8/1/2007
    9.31                                                                                          100.00%   8/1/2007
    9.32                                                                                          100.00%   8/1/2007
    9.33                                                                                          100.00%   8/1/2007
    9.34                                                                                          100.00%   8/1/2007
    9.35                                                                                          100.00%   8/1/2007
    9.36                                                                                          100.00%   8/1/2007
    9.37                                                                                          100.00%   8/1/2007
    9.38                                                                                          100.00%   8/1/2007
      10   1/31/2011    Tradescape.com dba E*Trade            52,900   2/28/2011                   71.37%   2/22/2007
      11   8/31/2016    Mattress Discounters                  11,000   1/31/2010                   96.78%   6/27/2007
      12                                                                                          100.00%   8/1/2007
      13                                                                                           85.51%   4/30/2007     34,265,000
      14                                                                                           79.79%   12/31/2006
      15                                                                                          100.00%   8/1/2007
      16                                                                                          100.00%   8/1/2007
   16.01                                                                                          100.00%   8/1/2007
   16.02                                                                                          100.00%   8/1/2007
   16.03                                                                                          100.00%   8/1/2007
   16.04                                                                                          100.00%   8/1/2007
   16.05                                                                                          100.00%   8/1/2007
   16.06                                                                                          100.00%   8/1/2007
   16.07                                                                                          100.00%   8/1/2007
   16.08                                                                                          100.00%   8/1/2007
      18                                                                                           66.07%   4/1/2007
   18.01   9/30/2013    Hollywood Video                        6,500   5/31/2013                   65.94%   4/1/2007
   18.02   1/31/2015    Bedtime Mattress                       3,600   12/31/2009                  66.43%   4/1/2007
      19                                                                                          100.00%   8/5/2007
   19.01                                                                                          100.00%   8/5/2007
   19.02                                                                                          100.00%   8/5/2007
   19.03                                                                                          100.00%   8/5/2007
   19.04                                                                                          100.00%   8/5/2007
   19.05                                                                                          100.00%   8/5/2007
   19.06                                                                                          100.00%   8/5/2007
   19.07                                                                                          100.00%   8/5/2007
   19.08                                                                                          100.00%   8/5/2007
   19.09                                                                                          100.00%   8/5/2007
   19.10                                                                                          100.00%   8/5/2007
   19.11                                                                                          100.00%   8/5/2007
   19.12                                                                                          100.00%   8/5/2007
   19.13                                                                                          100.00%   8/5/2007
   19.14                                                                                          100.00%   8/5/2007
   19.15                                                                                          100.00%   8/5/2007
   19.16                                                                                          100.00%   8/5/2007
      20                                                                                          100.00%   8/5/2007
   20.01                                                                                          100.00%   8/5/2007
   20.02                                                                                          100.00%   8/5/2007
   20.03                                                                                          100.00%   8/5/2007
   20.04                                                                                          100.00%   8/5/2007
   20.05                                                                                          100.00%   8/5/2007
   20.06                                                                                          100.00%   8/5/2007
   20.07                                                                                          100.00%   8/5/2007
   20.08                                                                                          100.00%   8/5/2007
   20.09                                                                                          100.00%   8/5/2007
   20.10                                                                                          100.00%   8/5/2007
   20.11                                                                                          100.00%   8/5/2007
   20.12                                                                                          100.00%   8/5/2007
   20.13                                                                                          100.00%   8/5/2007
   20.14                                                                                          100.00%   8/5/2007
   20.15                                                                                          100.00%   8/5/2007
   20.16                                                                                          100.00%   8/5/2007
      21                                                                                           89.32%   6/1/2007
      23   9/30/2008    Ross                                  29,120   2/10/2018                   83.10%   3/20/2007
      25                                                                                           50.52%   11/30/2006         1,000
      26   7/31/2010    Goddess Bra Company                   59,899   7/31/2010                   89.61%   2/14/2007
      29                                                                                           49.20%   4/30/2007
      30                                                                                           92.04%   12/31/2006         1,000
      31   9/30/2017    Cosco Container Lines America, Inc.   15,164   7/15/2017                   82.82%   5/1/2007
      32   10/11/2007   T.J. Maxx                             30,000   1/31/2008                   97.57%   12/5/2006
      33                                                                                           75.82%   3/31/2007
      34                                                                                          100.00%   8/1/2007
      35                                                                                           91.56%   4/30/2007
      36   5/31/2016    Playtex                               17,802   12/31/2011                 100.00%   12/7/2006         75,000
      38                                                                                           78.30%   9/30/2006
      39                                                                                           70.63%   3/31/2007
      41                                                                                           92.50%   11/30/2006         1,000
      42                                                                                           89.92%   5/31/2007        516,000
      44                                                                                           97.16%   6/5/2007
   44.01                                                                                          100.00%   6/5/2007
   44.02                                                                                           89.29%   6/5/2007
   44.03                                                                                          100.00%   6/5/2007
   44.04                                                                                          100.00%   6/5/2007
   44.05                                                                                          100.00%   6/5/2007
   44.06                                                                                          100.00%   6/5/2007
   44.07                                                                                           87.50%   6/5/2007
   44.08                                                                                          100.00%   6/5/2007
   44.09                                                                                          100.00%   6/5/2007
   44.10                                                                                          100.00%   6/5/2007
   44.11                                                                                          100.00%   6/5/2007
      45                                                                                           94.84%   2/14/2007
      46                                                                                           93.86%   2/28/2007
      48   6/30/2013    Salvo, Landau, Gruen & Rogers, PC      6,740   4/30/2011                   83.58%   4/27/2007
      51                                                                                          100.00%   6/12/2007
      52                                                                                          100.00%   8/1/2007
      53   1/31/2023    JLFMDL #1, LLC                         7,000   4/30/2013                   92.23%   3/6/2007
      54                                                                                           78.82%   3/31/2007
      55   6/30/2015    Odin                                   2,500   2/7/2016                   100.00%   6/19/2007
      57                                                                                           98.75%   3/1/2007
      58   8/31/2008    Cleaning Baron                         3,140   5/31/2011                  100.00%   7/1/2007
      59                                                                                          100.00%   4/4/2007          15,504
      61   8/31/2007    DV A Renal Healthcare, Inc.            9,303   7/5/2012                    87.41%   4/10/2007
      65                                                                                          100.00%   8/1/2007
   65.01                                                                                          100.00%   8/1/2007
   65.02                                                                                          100.00%   8/1/2007
      68   5/31/2012    Post Oak Development                   4,460   5/31/2010                   82.41%   5/31/2007
      70   10/31/2010   Lee, Lauprete, Johnson                 2,200   5/31/2008                  100.00%   2/28/2007         15,792
      73                                                                                          100.00%   5/17/2007
   73.01                                                                                          100.00%   5/17/2007
   73.02   8/8/2009                                                                               100.00%   5/17/2007
      76                                                                                          100.00%   3/31/2007
      77   8/31/2011    Yiwu Fashion Import/Export             4,000   4/30/2008                   97.52%   2/28/2007         19,464
      78   10/31/2008   Sears Roebuck                          7,605   5/31/2010                   89.37%   12/13/2006       184,653
      84                                                                                           95.43%   6/12/2007
      86                                                                                          100.00%   4/30/2007
   86.01   1/31/2017    Sasi Discount Inc                      3,000   1/31/2017                  100.00%   4/30/2007
   86.02                                                                                          100.00%   4/30/2007
      88   10/31/2016   Save-A-Lot, Ltd                       15,000   1/31/2012                  100.00%   2/6/2007
      89   7/31/2012    St John IT                             7,677   12/31/2011                 100.00%   2/1/2007
      90   4/30/2009    Blimpie of Utah                        2,750   11/30/2011                 100.00%   11/1/2006
      93   6/24/2009    Ruellas                                2,200   8/1/2009                    89.11%   4/19/2007
      94                                                                                           98.18%   1/1/2007
      96   2/28/2017                                                                              100.00%   3/1/2007          18,954
      98   4/30/2015    Easter Seals                          13,355   5/31/2011                  100.00%   12/7/2006         30,000
     100                                                                                           97.65%   8/26/2006
     101                                                                                          100.00%   8/15/2007          2,750
     106   8/14/2012    Wedbush Morgan Securities, Inc.        4,000   6/30/2012                   96.07%   5/18/2007
                                                                                                   99.23%   Various


                                                                                                                        Upfront
           Lease                                                       Lease        Occupancy               Occupancy   Replacement
Loan No.   Expiration   3rd Largest Tenant                    SF       Expiration   Rate                    As-of Date  Reserves
--------   ----------   -----------------------------------   ------   ----------   --------------------    ----------  ------------
           1/31/2011    Tradescape.com dba E*Trade            52,900   2/28/2011                   71.37%   2/22/2007





           Monthly            Upfront        Monthly        Upfront        Monthly        Upfront                       Upfront
           Replacement        TI/LC          TI/LC          Tax            Tax            Insurance      Monthly        Engineering
Loan No.   Reserves(20)(21)   Reserves(20)   Reserves(20)   Reserves(20)   Reserves(20)   Reserves(20)   Insurance(20)  (20)
--------   ----------------   ------------   ------------   ------------   ------------   ------------   -------------  -----------
       1
       2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
       3                        34,835,288
       4                                                         451,133         70,176
       5                           500,000                     1,529,430        254,905        173,080          28,847
       9
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
    9.14
    9.15
    9.16
    9.17
    9.18
    9.19
    9.20
    9.21
    9.22
    9.23
    9.24
    9.25
    9.26
    9.27
    9.28
    9.29
    9.30
    9.31
    9.32
    9.33
    9.34
    9.35
    9.36
    9.37
    9.38
      10                                                       1,718,475        548,000         36,519          36,519
      11              1,255                         4,181        257,172         23,380         32,572           3,620
      12
      13                                                         618,039        103,006        111,558          24,285
      14
      15
      16
   16.01
   16.02
   16.03
   16.04
   16.05
   16.06
   16.07
   16.08
      18              2,311                         6,966         33,980         16,990         31,326           2,848
   18.01
   18.02
      19
   19.01
   19.02
   19.03
   19.04
   19.05
   19.06
   19.07
   19.08
   19.09
   19.10
   19.11
   19.12
   19.13
   19.14
   19.15
   19.16
      20
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
   20.09
   20.10
   20.11
   20.12
   20.13
   20.14
   20.15
   20.16
      21              3,434                                      266,811         26,682         17,086           4,473
      23              3,465                         9,239         46,289         15,430          6,746           3,373        33,438
      25             22,250                                       52,848         26,424         36,840           4,605
      26                                                                         45,843         36,100           6,017        86,850
      29             17,340
      30             30,387
      31              3,288                         8,204        177,069         29,512         73,290           9,162
      32              2,221        100,000         10,001        133,138         28,828         47,559          11,890       472,500
      33             16,180                                       96,276         10,698         67,855           7,382        64,250
      34                582                         3,880         23,173         23,173         10,634             818
      35             11,707                                        7,481          7,530         43,116           6,230
      36                           425,000                        99,739         16,623         19,943           3,324
      38                                                          20,250          6,750         95,980          13,711
      39             22,302                                       64,075         21,359
      41             19,833                                      198,120         25,202                          7,050
      42                                                         213,619         35,604          9,590           4,107        11,250
      44              3,525                                       49,261         12,316         12,324           4,026        49,625
   44.01
   44.02
   44.03
   44.04
   44.05
   44.06
   44.07
   44.08
   44.09
   44.10
   44.11
      45              5,250                                      114,565         28,641         38,447           3,845         6,875
      46              3,800                                       44,409         11,102          6,531           3,266
      48              1,449                         7,243        112,917         13,435         12,857           1,608        24,944
      51                591                         3,071         32,954         16,477         11,491             821
      52                           500,000
      53                                                          83,517                         4,098                         9,063
      54             12,504                                       21,219          5,305          6,988           3,494        16,250
      55                317                         1,330         12,450          6,225          1,309             655
      57              1,333                                                       6,013                          2,216
      58                521                         1,994         24,548          6,137
      59                                                          96,686         16,115          8,708           1,266
      61                906        200,000                        13,018         13,018         11,138           1,857       186,562
      65
   65.01
   65.02
      68                506                         1,563         53,841          7,692          2,572             858
      70                                              919         63,318         10,553          8,289           1,121
      73                425                         1,593         27,102          9,034         17,661           2,000         3,125
   73.01
   73.02
      76                400                                       24,166          8,056          9,042           1,292
      77                           200,000          2,094         38,759          6,742          9,747           1,296
      78                670         71,478          2,721         20,493         20,493         11,789           1,072
      84                                                          18,720          3,744          2,192             731
      86                370                         1,295         22,769          3,557          2,706           1,353
   86.01
   86.02
      88              1,754                         3,667         30,334         10,111          1,631             816        32,130
      89                654                                       65,749         10,958            840             840
      90                754         55,000                        23,878          7,959          2,326           1,163
      93                803                         2,009          5,837          1,946          8,717           1,402        12,750
      94                367                                                       4,879          3,443             383
      96                561                         1,692          5,149          1,287         25,641           2,564         5,000
      98                           120,000                        18,699          3,117          5,169             861
     100                                                          71,165          7,117          4,291           4,291        93,750
     101
     106                621                         1,725          9,250          4,625          2,319             773
                      1,255                         4,181        257,172         23,380         32,572           3,620


           Monthly            Upfront        Monthly        Upfront        Monthly        Upfront        Monthly         Upfront
           Replacement        TI/LC          TI/LC          Tax            Tax            Insurance      Insurance       Engineering
Loan No.   Reserves           Reserves       Reserves       Reserves       Reserves       Reserves       Reserves        Reserve
--------   ----------------   ------------   ------------   ------------   ------------   ------------   -------------   -----------
                                                               1,718,475        548,000         36,519          36,519


                                      Other                                            Environmental
           Other                      Reserves                                         Report               Engineering
Loan No.   Reserves(20)(22)           Description(20)(22)                              Date(23)             Report Date
--------   ------------------------   ----------------------------------------------   ----------------     -------------
       1                                                                                      5/14/2007         5/14/2007
       2                                                                                        Various           Various
    2.01                                                                                       6/5/2007         2/22/2007
    2.02                                                                                       6/5/2007         2/22/2007
    2.03                                                                                       6/5/2007         2/22/2007
    2.04                                                                                       6/5/2007         2/22/2007
    2.05                                                                                       6/5/2007         2/22/2007
    2.06                                                                                      4/26/2007         4/25/2007
    2.07                                                                                       6/5/2007         2/22/2007
    2.08                                                                                       6/5/2007         2/22/2007
    2.09                                                                                       6/5/2007         2/22/2007
    2.10                                                                                       6/5/2007         2/22/2007
    2.11                                                                                       6/5/2007         2/22/2007
    2.12                                                                                       6/5/2007         2/22/2007
    2.13                                                                                       6/5/2007         2/22/2007
    2.14                                                                                       6/5/2007         2/22/2007
    2.15                                                                                       6/5/2007         2/22/2007
    2.16                                                                                       6/5/2007         2/22/2007
    2.17                                                                                       6/5/2007         2/22/2007
    2.18                                                                                       6/5/2007         2/22/2007
    2.19                                                                                       6/5/2007         2/22/2007
    2.20                                                                                       6/5/2007         2/22/2007
    2.21                                                                                       6/5/2007         2/22/2007
    2.22                                                                                       6/5/2007         2/16/2007
    2.23                                                                                       6/7/2007          6/7/2007
    2.24                                                                                       6/5/2007         2/22/2007
    2.25                                                                                       6/5/2007         2/22/2007
    2.26                                                                                       6/5/2007         2/22/2007
    2.27                                                                                       6/5/2007         2/22/2007
    2.28                                                                                       6/5/2007         2/22/2007
    2.29                                                                                       6/5/2007         2/22/2007
    2.30                                                                                       6/5/2007         2/22/2007
    2.31                                                                                       6/5/2007         2/22/2007
    2.32                                                                                       6/5/2007         2/22/2007
    2.33                                                                                       6/5/2007         2/22/2007
    2.34                                                                                       6/5/2007         2/22/2007
    2.35                                                                                       6/5/2007         2/22/2007
    2.36                                                                                       6/5/2007         2/22/2007
    2.37                                                                                       6/5/2007         2/22/2007
    2.38                                                                                       6/5/2007         2/22/2007
    2.39                                                                                       6/5/2007         2/22/2007
    2.40                                                                                       6/5/2007         2/22/2007
    2.41                                                                                       6/5/2007         2/22/2007
    2.42                                                                                       6/5/2007         2/22/2007
    2.43                                                                                       6/5/2007         2/22/2007
    2.44                                                                                       6/5/2007         2/22/2007
    2.45                                                                                       6/5/2007         2/22/2007
    2.46                                                                                       6/5/2007         2/22/2007
    2.47                                                                                       6/5/2007         2/22/2007
    2.48                                                                                       6/5/2007         2/22/2007
    2.49                                                                                       6/5/2007         2/22/2007
    2.50                                                                                       6/5/2007         2/22/2007
    2.51                                                                                       6/5/2007         2/22/2007
    2.52                                                                                       6/5/2007         2/22/2007
                                      Construction Reserve (22,026,954); Debt                 4/19/2007         5/16/2007
                                      Service & Operating Expense Reserve
                                      (14,688,657); Rent Escrow (7,732,896);
       3                46,239,132    Community Benefit Escrow (1,790,625)
       4                                                                                      5/22/2007         5/18/2007
       5                 6,500,000    Cash Flow Deficit Reserve                               3/21/2007         3/20/2007
                                      Base Rent Reserve (4,382,088); Environmental
       9                 6,938,963    Testing Holdback (2,556,875)                              Various           Various
    9.01                                                                                      7/10/2007         6/15/2007
    9.02                                                                                      7/13/2007         6/15/2007
    9.03                                                                                      7/11/2007         6/15/2007
    9.04                                                                                      7/11/2007         6/15/2007
    9.05                                                                                      7/13/2007         6/15/2007
    9.06                                                                                      7/10/2007         6/15/2007
    9.07                                                                                      7/10/2007         6/18/2007
    9.08                                                                                       7/9/2007         6/15/2007
    9.09                                                                                      7/13/2007         6/15/2007
    9.10                                                                                      6/22/2007         6/15/2007
    9.11                                                                                       7/9/2007         6/15/2007
    9.12                                                                                      7/11/2007         6/15/2007
    9.13                                                                                       7/9/2007         6/15/2007
    9.14                                                                                      7/10/2007         6/18/2007
    9.15                                                                                      7/10/2007         6/15/2007
    9.16                                                                                      7/11/2007         6/15/2007
    9.17                                                                                       7/9/2007         6/15/2007
    9.18                                                                                      7/13/2007         6/15/2007
    9.19                                                                                       7/9/2007         6/15/2007
    9.20                                                                                      7/13/2007         6/15/2007
    9.21                                                                                      7/13/2007         6/15/2007
    9.22                                                                                       7/9/2007         6/15/2007
    9.23                                                                                       7/9/2007         6/15/2007
    9.24                                                                                       7/9/2007         6/15/2007
    9.25                                                                                      7/10/2007         6/15/2007
    9.26                                                                                       7/9/2007         6/15/2007
    9.27                                                                                      7/11/2007         6/15/2007
    9.28                                                                                       7/9/2007         6/15/2007
    9.29                                                                                      7/13/2007         6/15/2007
    9.30                                                                                      7/10/2007         6/15/2007
    9.31                                                                                      7/11/2007         6/15/2007
    9.32                                                                                      7/11/2007         6/15/2007
    9.33                                                                                       7/9/2007         6/15/2007
    9.34                                                                                      7/11/2007         6/15/2007
    9.35                                                                                      7/13/2007         6/15/2007
    9.36                                                                                       7/9/2007         6/15/2007
    9.37                                                                                      7/13/2007         6/15/2007
    9.38                                                                                      7/10/2007         6/18/2007
      10                    43,750    Monthly Ground Rent Reserve                              2/8/2007         2/20/2007
                                      Ramada TI Reserve (919,518); Ramada Rent
      11                 1,087,212    Reserve (110,694); ADC Reserve (57,000)                  5/9/2007          5/9/2007
      12                    49,915    Debt Service Reserve                                     5/9/2007               NAP
      13                14,650,000    Interest Reserve                                        2/14/2007         2/13/2007
      14                                                                                      2/27/2007         2/12/2007
      15                                                                                      3/26/2007         3/28/2007
      16                                                                                        Various           Various
   16.01                                                                                      1/25/2007         1/25/2007
   16.02                                                                                       1/5/2007          1/5/2007
   16.03                                                                                      1/26/2007         1/26/2007
   16.04                                                                                      1/30/2007         1/30/2007
   16.05                                                                                      1/26/2007         1/26/2006
   16.06                                                                                      1/26/2007         1/26/2007
   16.07                                                                                      1/23/2007         1/23/2007
   16.08                                                                                      1/26/2007         1/26/2007
      18                    53,580    Rent Reserve                                              Various           Various
   18.01                                                                                       4/4/2007          4/4/2007
   18.02                                                                                      3/30/2007         3/30/2007
      19                                                                                        Various         3/30/2007
   19.01                                                                                      3/30/2007         3/30/2007
   19.02                                                                                      3/30/2007         3/30/2007
   19.03                                                                                      3/30/2007         3/30/2007
   19.04                                                                                      3/30/2007         3/30/2007
   19.05                                                                                      3/30/2007         3/30/2007
   19.06                                                                                      3/29/2007         3/30/2007
   19.07                                                                                      3/30/2007         3/30/2007
   19.08                                                                                      3/30/2007         3/30/2007
   19.09                                                                                      3/30/2007         3/30/2007
   19.10                                                                                      3/30/2007         3/30/2007
   19.11                                                                                      3/30/2007         3/30/2007
   19.12                                                                                      3/30/2007         3/30/2007
   19.13                                                                                      3/30/2007         3/30/2007
   19.14                                                                                      3/30/2007         3/30/2007
   19.15                                                                                       4/2/2007         3/30/2007
   19.16                                                                                      3/30/2007         3/30/2007
      20                                                                                        Various         3/30/2007
   20.01                                                                                      3/30/2007         3/30/2007
   20.02                                                                                      3/30/2007         3/30/2007
   20.03                                                                                      3/30/2007         3/30/2007
   20.04                                                                                      3/30/2007         3/30/2007
   20.05                                                                                       4/2/2007         3/30/2007
   20.06                                                                                      3/30/2007         3/30/2007
   20.07                                                                                      3/30/2007         3/30/2007
   20.08                                                                                      3/30/2007         3/30/2007
   20.09                                                                                      3/30/2007         3/30/2007
   20.10                                                                                      3/30/2007         3/30/2007
   20.11                                                                                      3/30/2007         3/30/2007
   20.12                                                                                      3/30/2007         3/30/2007
   20.13                                                                                      3/30/2007         3/30/2007
   20.14                                                                                      3/30/2007         3/30/2007
   20.15                                                                                      3/30/2007         3/30/2007
   20.16                                                                                       4/2/2007         3/30/2007
      21                 3,000,000    Earnout Holdback [LC]                                   4/23/2007         4/23/2007
                                      Earnout Holdback (5,000,000 [LC]); CAM Reserve
      23                 5,041,543    (41,543)                                                3/19/2007         3/20/2007
      25                   740,452    Interest Reserve                                       11/22/2006         11/8/2006
      26                    50,000    Phase I Remediation (Environmental Reserve)             1/31/2007         1/31/2007
      29                 1,616,139    Debt Service Reserve                                     3/7/2007          3/7/2007
      30                                                                                      1/26/2007         1/23/2007
                                      Earnout Holdback (2,500,000 [1,500,000 LC;
                                      1,000,000 Cash]); COSCO Reserve (405,266);
                                      Free Rent Reserve (161,468); Woodgroup Reserve
      31                 3,162,797    (71,063); Intec Reserve (25,000)                        4/23/2007         4/23/2007
      32                                                                                     10/23/2006        10/23/2006
                                      Seasonality Reserve (294,500 Initial; 147,250
                                      ongoing monthly collected June through
      33                   294,500    September)                                               4/4/2007          4/3/2007
                                      Expansion TI Reserve (3,000,000); Expansion
      34                 4,400,000    Occupancy Reserve (1,400,000)                            4/4/2007         3/30/2007
      35                                                                                       3/5/2007          3/5/2007
      36                                                                                      3/12/2007         3/12/2007
                                      Borrower has established a Post Closing
                                      Reserve by depositing $250,000 at closing for
                                      payment of all post-closing obligations. The
                                      funds shall be released to Borrower at such
                                      time as each of the items listed on Exhibit A
      38                   878,000    of the Post Closing Agreement is c                      1/24/2007         1/26/2007
      39                                                                                      4/27/2007         4/27/2007
      41                                                                                      10/9/2006         10/4/2006
      42                                                                                       4/4/2007          4/4/2007
                                      Earnout Holdback (800,000); 425 Maple Reserve
      44                   940,000    (140,000)                                               4/24/2007         4/24/2007
   44.01                                                                                      4/24/2007         4/24/2007
   44.02                                                                                      4/24/2007         4/24/2007
   44.03                                                                                      4/24/2007         4/24/2007
   44.04                                                                                      4/24/2007         4/24/2007
   44.05                                                                                      4/24/2007         4/24/2007
   44.06                                                                                      4/24/2007         4/24/2007
   44.07                                                                                      4/24/2007         4/24/2007
   44.08                                                                                      4/24/2007         4/24/2007
   44.09                                                                                      4/24/2007         4/24/2007
   44.10                                                                                      4/24/2007         4/24/2007
   44.11                                                                                      4/24/2007         4/24/2007
      45                                                                                      2/26/2007         2/23/2007
      46                                                                                      2/23/2007         2/21/2007
                                      Fox Chase Bank Reserve (103,252.50); Parking
      48                   165,753    Space Reserve (62,500)                                  3/15/2007         3/15/2007
      51                                                                                       3/6/2007          3/6/2007
      52                   431,700    Debt Service Reserve                                     2/1/2007        12/28/2006
      53                                                                                      3/20/2007         2/28/2007
      54                   400,000    PIP Plan Reserve                                        5/11/2007         5/10/2007
      55                                                                                      3/23/2007         3/23/2007
      57                                                                                      1/25/2007         3/16/2007
      58                    76,200    Environmental Remediation Reserve                       3/30/2007         3/30/2007
      59                                                                                       3/9/2007          3/9/2007
                                      Occupancy Reserve (200,000); Parking
                                      Compliance Reserve (100,000); Tobacco Shoppe
      61                   303,100    Reserve (3,100)                                         3/16/2007         3/16/2007
      65                                                                                        Various           Various
   65.01                                                                                      1/26/2007         1/26/2007
   65.02                                                                                       1/5/2007          1/5/2007
                                      Earnout Holdback (1,230,000); Post Oak Rent
      68                 1,256,760    Reserve (26,760)                                        4/11/2007         4/11/2007
      70                                                                                       3/9/2007          3/9/2007
      73                                                                                       4/6/2007          4/9/2007
   73.01                                                                                       4/6/2007          4/9/2007
   73.02                                                                                       4/6/2007          4/9/2007
      76                                                                                      4/23/2007         4/23/2007
      77                   500,000    ICIP Exemption Reserve                                   3/9/2007          3/9/2007
      78                                                                                      1/31/2007          1/8/2007
      84                                                                                       1/4/2007        12/18/2006
                                      Sasi Tenant Reserve (155,000); Pretty Girl
      86                   255,000    Termination Reserve (100,000)                           4/10/2007         4/10/2007
   86.01                                                                                      4/10/2007         4/10/2007
   86.02                                                                                      4/10/2007         4/10/2007
      88                                                                                      2/15/2007        11/20/2006
      89                                                                                      2/27/2007         2/26/2007
      90                                                                                      12/4/2006         12/1/2006
      93                                                                                      4/24/2007         4/24/2007
      94                                                                                       1/5/2007          1/5/2007
      96                   175,000    Bo Taylor Tenant Termination Holdback                   2/28/2007         2/16/2007
      98                                                                                      3/12/2007         3/12/2007
     100                                                                                     10/17/2006         9/14/2006
     101                                                                                      5/21/2007         5/23/2007
     106                                                                                     12/20/2006        12/18/2006
                                                                                               5/9/2007           Various


                                      Other                                            Environmental
           Other                      Reserves                                         Report               Engineering
Loan No.   Reserves                   Description                                      Date                 Report Date
--------   -----------------------    ----------------------------------------------   ----------------     -------------
                            43,750    Monthly Ground Rent Reserve                              2/8/2007         2/20/2007








Loan No.   Sponsor
---------  ------------------------------------------------------------------------------------------------------------------
       1   Paramount Group, Inc. and Morgan Stanley Real Estate Special Situations Fund III, L.P.
       2   Developers Diversified Realty Corporation
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
       3   Paramount Group, Inc.
       4   The Gencom Group; TCC Companies
       5   The Related Companies, L.P.; The Related Group of Florida
       9   Clayton Dubilier & Rice; Kohlberg Kravis Roberts
    9.01
    9.02
    9.03
    9.04
    9.05
    9.06
    9.07
    9.08
    9.09
    9.10
    9.11
    9.12
    9.13
    9.14
    9.15
    9.16
    9.17
    9.18
    9.19
    9.20
    9.21
    9.22
    9.23
    9.24
    9.25
    9.26
    9.27
    9.28
    9.29
    9.30
    9.31
    9.32
    9.33
    9.34
    9.35
    9.36
    9.37
    9.38
      10   Charles Steven Cohen
      11   Ronald J. Cohen
      12   Ronald J. Cohen
      13   Stellar Management
      14   Henry L. Holliday, III
      15   WRT Realty L.P.
      16   Norbert A. Zuckerman
   16.01
   16.02
   16.03
   16.04
   16.05
   16.06
   16.07
   16.08
      18   Triple Five National Development Corporation
   18.01
   18.02
      19   American Financial Realty Trust
   19.01
   19.02
   19.03
   19.04
   19.05
   19.06
   19.07
   19.08
   19.09
   19.10
   19.11
   19.12
   19.13
   19.14
   19.15
   19.16
      20   American Financial Realty Trust
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
   20.09
   20.10
   20.11
   20.12
   20.13
   20.14
   20.15
   20.16
      21   Stephen A. Goldberg
      23   Rodney Freeman; Ernie Auerbach
      25   Federal Center Plaza Corporation; Donohoe Hospitality Services LLC
      26   Jonathan Stott; Peter D. O'Connor; Peter F. Murphy
      29   B.F. Saul Real Estate Investment Trust
      30   Hersha Hospitality Limited Partnership
      31   Bresler & Reiner, Inc.
      32   Victory Real Estate Investments, LLC
      33   Terrance J. Bichsel; James J. Larkin
      34   Cambridge Holdings Incorporated
      35   Nerissa J. Whittington; Keely W. Reyes
      36   Donald A. Berg; Craig Frater; Leo W. Raisis
      38   Patrick O'Connell
      39   Donald Green; John Webley
      41   Paul Flower
      42   Mission Residential, LLC; Finlay Partners LLC; Mission Mayfield Downs Leaseco, LP
      44   Gregory L. Beckel; Michael Strand; Timothy Smith
   44.01
   44.02
   44.03
   44.04
   44.05
   44.06
   44.07
   44.08
   44.09
   44.10
   44.11
      45   RCP General, Inc.
      46   Guy A. Savage; G. J. Willem Noltes
      48   Bresler & Reiner, Inc.
      51   Select Equity Group, Inc
      52   Daniel D. Ederer; Stan Baty
      53   Brian M. Cuje; Mark D. Campbell
      54   David S. Kim; Hee D. Kim
      55   Edmond Li
           Naum Niel Shekhter; Naum Neil Shekter, as Trustee of The NMS Family Living Trust; Margarita V. Shekhter,
           Margarita V. Shekter
      57   as Trustee of The NMS Family Living Trust
      58   Michael Pashaie; David Taban
      59   Joseph Torres
      61   Richard L. Cramer
      65   Norbert A. Zuckerman
   65.01
   65.02
      68   Morton Forshpan; Darryl A. Forshpan; Steven Haig Sahatjian
      70   Joseph Torres
      73   Mashi Rahmani
   73.01
   73.02
      76   Paul Chow; Ming Lam
      77   Joseph Torres
      78   David Israel
      84   Robert Kleinschmidt
      86   Joseph Chakkalo; Raymond Chakkalo
   86.01
   86.02
      88   Kenneth B. Segel; Barry B. Larner
      89   Richard A. Shapack
      90   Jong Ho Kim
      93   Shadi Aslemand
      94   Kenneth G. Waterhouse; Ronald A. Ubaldi; Ubaldi Living Trust dated July 19, 1993
      96   Robert W. Hargett; Kevin McFadden
      98   Donald A. Berg; Craig Frater
     100   Jerry L. Harris
     101   Alan Smolinsky; Brian Chien-Chih Chen
     106   Andrew Breech; Joseph Caso, Jr.; James Landes; Daniel Rowe
           Ronald J. Cohen




Loan No.   Sponsor
---------  ------------------------------------------------------------------------------------------------------------------
           Charles Steven Cohen



                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of COMM 2007-C9, Commercial Mortgage Pass-Through Certificates, without recourse" and (B) in the case of a Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; provided, further, other evidence of filing or recording reasonably acceptable to the Trustee may be delivered in lieu of delivering such UCC financing statements including, without limitation, evidence of such filed or recorded UCC financing statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof;

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

            (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

            (ix) the original or a copy of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease and any related lessor estoppel or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan, on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the applicable Master Servicer pursuant to Section 2(b)) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the applicable Master Servicer pursuant to Section 2(b)) which entitles the applicable Master Servicer on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER
                   REGARDING THE INDIVIDUAL MORTGAGE LOANS

      With respect to each Mortgage Loan other than a Capmark/GACC Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth in Schedule C-1 hereto, that:

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

            7) Condition of Property; Condemnation. (i) Each of the Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) Each of the Mortgaged Properties securing the Mortgage
            Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                  ii) In the case of each Mortgage Loan set forth on Schedule
            C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  iii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Borrower Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  iii) The Borrower's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) [Reserved]

            42) [Reserved]

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  SCHEDULE C-1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for GACC.

            Note: The Mortgage Loans known as Congressional Rollup (Congressional Village and Jefferson at Congressional) and Georgian Towers identified on Annex A-1 by ID# 11, 12 and 13 have an Indemnity Deed of Trust structure. The borrower under such Mortgage Loans executed and delivered a note to the lender and is obligated to make payments thereunder. The property owner for such Mortgage Loans executed an Indemnity Deed of Trust and Security Agreement in favor of the lender, guaranteeing all amounts payable by the borrower under the note. With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the property owner of the related Mortgaged Property.


--------------------------------------------------------------------------------
 Annex A-1
   ID #     Mortgage Loan            Exception
--------------------------------------------------------------------------------
Exceptions to Representation 4:      Lien; Valid Assignment.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgage Loans are each a pari passu
                                     or senior portion of a whole loan. The
     2      DDR Portfolio            holder of each Mortgage Loan is subject
                                     to the rights of the holder of the
     4      Ritz Carlton Key         related companion loans pursuant to the
            Biscayne                 related intercreditor agreements.

     5      85 Tenth Avenue

     9      USFS Industrial
            Distribution Portfolio

    13      Georgian Towers

    42      Mission Mayfield Downs
--------------------------------------------------------------------------------
     2      DDR Portfolio            A tenant at one of the Mortgaged
                                     Properties known as Skyview Plaza has a
                                     right of first refusal and right of first
                                     offer pursuant to its lease. The title
                                     insurance policy insuring this Mortgaged
                                     Property is subject to the tenant's right
                                     of first refusal and right of first
                                     offer. The Mortgage Loan documents
                                     require the borrower to either (a)
                                     deliver to the lender a written letter
                                     agreement indicating that the right of
                                     first refusal and right of first offer
                                     have expired or have been waived by the
                                     tenant and an endorsement to the title
                                     policy removing any exception for the
                                     right of first refusal and right of first
                                     offer or (b) obtain a release of the
                                     individual Mortgaged Property pursuant to
                                     the terms of the Mortgage Loan documents.
                                     The Mortgage Loan sponsor has signed a
                                     limited guaranty indemnifying the lender
                                     for any losses arising from this title
                                     defect.
--------------------------------------------------------------------------------
     9      USFS Industrial          All personal property (other than
            Distribution Portfolio   fixtures) at each Mortgaged Property is
                                     owned by the tenant under the master
                                     lease and is not subject to the lien of
                                     the Mortgage.
--------------------------------------------------------------------------------
    20      AFRT Bank Branch         An improved parcel of land (approximately
            Portfolio (Pool B)       195 square feet) at one of the Mortgaged
                                     Properties known as Hamilton Square was
                                     omitted from the vesting deed to a prior
                                     owner of the Mortgaged Property as well as
                                     in subsequent vesting deeds. The title
                                     policy insures that the borrower is the fee
                                     owner of the entire Mortgaged Property
                                     including this parcel. The guarantor has
                                     indemnified for any losses that the lender
                                     may incur by reason of borrower's failure
                                     to own indefeasible fee title to the entire
                                     Mortgaged Property.
--------------------------------------------------------------------------------
    34      Southlake Medical II     The deed to the Mortgaged Property
                                     contains a restriction that provides that
                                     the Mortgaged Property may only be used
                                     as a hospital, surgical center, imaging
                                     center or any other licensed health care
                                     facility as approved by the former owner.
--------------------------------------------------------------------------------
Exceptions to Representation 14:     Insurance.
--------------------------------------------------------------------------------
  Various   Various                  The Mortgage Loan documents generally
                                     require property insurance against loss
                                     customarily included under an "all risk"
                                     property insurance policy but certain
                                     "all risk" policies do not specifically
                                     cover lightning, windstorm, hail,
                                     explosion, riot, riot attending a strike,
                                     civil commotion, aircraft, vehicles and
                                     smoke and/or may specifically exclude
                                     windstorm or other such coverage. Most of
                                     the policies exclude mold. Some of the
                                     Mortgaged Properties are covered under a
                                     blanket policy. With respect to Mortgaged
                                     Properties located in an area designated
                                     by FEMA as a special flood hazard area,
                                     the flood insurance required under the
                                     Mortgage Loan documents is generally in
                                     an amount equal to the lesser of (i)
                                     replacement costs (or the unpaid
                                     principal balance of the related Mortgage
                                     Loan) or (ii) the maximum amount
                                     available under the appropriate National
                                     Flood Insurance Administration program.
                                     In addition, certain of the Mortgage Loan
                                     documents may limit terrorism insurance
                                     coverage to the extent such coverage is
                                     available for similarly situated
                                     properties and/or on commercially
                                     reasonable terms, and in some cases, with
                                     maximum premium amounts specified.
                                     Certain of the Mortgage Loan documents do
                                     not specifically require that terrorism
                                     insurance be obtained.
--------------------------------------------------------------------------------
     1      60 Wall Street           The borrower is required to maintain the
                                     insurance required under the lease.
                                     Satisfaction of the insurance terms under
                                     the lease is deemed satisfaction with the
                                     insurance provisions in the Mortgage Loan
                                     documents.
--------------------------------------------------------------------------------
Exceptions to Representation 15:   Taxes and Assessments.
--------------------------------------------------------------------------------
    34      Southlake Medical II     The Mortgaged Property and two other
                                     parcels all consist of one tax parcel. The
                                     Mortgage Loan documents provide that the
                                     borrower has commenced and will use
                                     commercially reasonable efforts to cause
                                     the tax parcel to be subdivided within 12
                                     months of the origination date. The
                                     borrower is currently escrowing tax
                                     payments due for the entire parcel with
                                     lender.
--------------------------------------------------------------------------------
Exceptions to Representation 16:   Mortgagor Bankruptcy.
--------------------------------------------------------------------------------
    All     All                      The Seller makes no representation
                                     regarding the bankruptcy or insolvency of
                                     any tenant at the Mortgaged Property.
--------------------------------------------------------------------------------
Exceptions to Representation 17:   Ground Lease.
--------------------------------------------------------------------------------
    44      Pullman Portfolio        (vii) The ground lease for a parking lot
                                     at one of the Mortgaged Properties (the
                                     425 Maple Avenue property) has an
                                     original term that extends less than 20
                                     years beyond the Stated Maturity Date.
                                     The borrower is required to purchase the
                                     fee interest in the parking lot for
                                     $140,000. The borrower deposited $140,000
                                     into a lender reserve as additional
                                     collateral, which will be released upon
                                     the borrower's purchase of the fee
                                     interest in the parking lot.
--------------------------------------------------------------------------------
Exceptions to Representation 23:   Cross-Collateralization.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgage Loan is cross-collateralized
                                     with related pari passu loans that are
                                     not a part of the Trust Fund.

     2      DDR Portfolio            The Mortgage Loan is cross-collateralized
                                     with related pari passu loans that are
                                     not a part of the Trust Fund.

     4      Ritz Carlton Key         The Mortgage Loan is cross-collateralized
            Biscayne                 with a related subordinate B-note loan
                                     that is not a part of the Trust Fund.

     5      85 Tenth Avenue          The Mortgage Loan is cross-collateralized
                                     with a related pari passu loan that is
                                     not a part of the Trust Fund.

     9      USFS Industrial          The Mortgage Loan is cross-collateralized
            Distribution Portfolio   with related pari passu loans that are
                                     not a part of the Trust Fund.

    13      Georgian Towers          The Mortgage Loan is cross-collateralized
                                     with a related pari passu loan and a
                                     subordinate B-note loan, each of which is not a part of the Trust Fund.

    42      Mission Mayfield Downs   The Mortgage Loan is cross-collateralized
                                     with a related subordinate B-note loan that is not a part of the Trust Fund.

--------------------------------------------------------------------------------
Exceptions to Representation 28:             Local Law Compliance.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgaged Property has certain
                                     violations with the New York State
                                     Department of Labor and a sidewalk
                                     violation. The tenant at the Mortgaged
                                     Property is responsible for clearing such
                                     violations.
--------------------------------------------------------------------------------
    48      510 Township Road        The Mortgaged Property contains 25 fewer
                                     parking spaces than the amount required
                                     by applicable zoning laws. The guarantor
                                     has indemnified the lender for any losses
                                     arising from the parking space shortfall.
                                     Additionally, the borrower deposited
                                     $62,500 into a lender reserve as
                                     additional collateral. The reserve will
                                     be released if: (1) the 25 parking spaces
                                     have been added in compliance with the
                                     zoning requirements or (2) the borrower
                                     provides evidence that no additional
                                     parking spaces are required and the
                                     Mortgaged Property complies with the
                                     zoning requirements.
--------------------------------------------------------------------------------
    61      Rolando Plaza            The Mortgaged Property is non-conforming
                                     due to parking. The Mortgage Loan is full
                                     recourse to the sponsor guarantor until
                                     the Mortgaged Property is either
                                     conforming or legal non-conforming. The
                                     borrower deposited $100,000 into a lender
                                     reserve as additional collateral, which
                                     will be released upon the borrower's
                                     compliance with applicable parking
                                     requirements.
--------------------------------------------------------------------------------
Exceptions to Representation 29:             Junior Liens.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgage Loan is cross-collateralized
                                     with related pari passu loans that are
                                     not a part of the Trust Fund.
--------------------------------------------------------------------------------
     2      DDR Portfolio            The Mortgage Loan is cross-collateralized
                                     with related pari passu loans that are
                                     not a part of the Trust Fund.
--------------------------------------------------------------------------------
     4      Ritz Carlton Key         The Mortgage Loan is cross-collateralized
            Biscayne                 with a related subordinate B-note loan
                                     that is not a part of the Trust Fund.
--------------------------------------------------------------------------------
     5      85 Tenth Avenue          The Mortgage Loan is cross-collateralized
                                     with a related pari passu loan that is
                                     not a part of the Trust Fund.
--------------------------------------------------------------------------------
     9      USFS Industrial          The Mortgage Loan is cross-collateralized
            Distribution Portfolio   with related pari passu loans that are
                                     not a part of the Trust Fund.
--------------------------------------------------------------------------------
    13      Georgian Towers          The Mortgage Loan is cross-collateralized
                                     with a a related pari passu loan and a
                                     related subordinate B-note loan, each of
                                     which is not a part of the Trust Fund.
--------------------------------------------------------------------------------
    42      Mission Mayfield Downs   The Mortgage Loan is cross-collateralized
                                     with a related subordinate B-note loan that
                                     is not a part of the Trust Fund.
--------------------------------------------------------------------------------
Exception to Representation 32:      Licenses and Permits.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgaged Property has certain permit
                                     violations. The tenant at the Mortgaged
                                     Property is responsible for obtaining new
                                     permits and clearing any violations.
--------------------------------------------------------------------------------
     2      DDR Portfolio            The Mortgaged Properties known as
                                     Bardmoor, Paraiso Plaza and Skyview Plaza do not have a certificate of occupancy
                                     ("CO") in place.

                                     The Mortgaged Properties known as Sheridan
                                     Square and Northlake Commons have certain
                                     municipal code violations.
--------------------------------------------------------------------------------
    10      135 East 57th Street     The temporary CO required for work
                                     performed on one floor of the building
                                     located at the Mortgaged Property expired
                                     by its terms on February 20, 2002. As of
                                     the loan origination date, no new amended
                                     permanent CO required for the legal use,
                                     occupancy and operation of such space has
                                     been obtained. The sponsor guaranty,
                                     which is limited to $10,000,000, covers
                                     losses resulting from the borrower's
                                     failure to obtain a valid CO.
--------------------------------------------------------------------------------
    19      AFRT Bank Branch         One of the Mortgaged Properties known as
            Portfolio (Pool D)       Vero-West (1st Am.) does not have a CO
                                     due to three outstanding permits. The
                                     Mortgage Loan documents provide that the
                                     borrower will diligently take all actions
                                     necessary to obtain a permanent CO for the
                                     Mortgaged Property and the guarantor has
                                     indemnified the lender for any losses
                                     arising from the borrower's failure to
                                     obtain such permanent CO.
--------------------------------------------------------------------------------
    51      380 Lafayette Street     The Mortgaged Property has certain
                                     municipal code violations. The borrower
                                     and the guarantor provided an indemnity
                                     to lender covering any losses resulting
                                     from such violations.

                                     The CO on file for the Mortgaged Property
                                     does not reflect the current use of the
                                     Mortgaged Property. The Mortgage Loan
                                     documents require the borrower to use
                                     commercially reasonable efforts to obtain
                                     an updated CO. The guaranty for the
                                     Mortgage Loan covers any losses resulting
                                     from the borrower's failure to obtain an
                                     updated CO.
--------------------------------------------------------------------------------
    55      199 Lafayette            The Mortgaged Property does not currently
                                     have a permanent CO. The Mortgage Loan
                                     documents provide that the borrower shall
                                     either (i) obtain a final permanent CO or
                                     (ii) renew any temporary CO for the
                                     Mortgaged Property prior to the
                                     expiration date of same. The guaranty for
                                     the Mortgage Loan covers any losses
                                     resulting from the borrower's failure to
                                     obtain a final CO or renew any temporary
                                     CO for the Mortgaged Property prior to
                                     the expiration date of same.
--------------------------------------------------------------------------------
    58      Marina Del Rey           Certain tenants at the Mortgaged Property
                                     do not currently have a CO. The Mortgage
                                     Loan documents require the borrower to
                                     obtain such CO. Any losses arising from
                                     the borrower's failure to obtain a valid
                                     CO are a recourse obligation of the
                                     guarantor.
--------------------------------------------------------------------------------
    59      99 Sutton Street         Each of the Mortgaged Properties is
                                     currently classified as an "interim
    70      25 Jay Street            multiple dwelling" under local law but the
                                     CO for each Mortgaged Property does not
                                     reflect the current use of the property. An
                                     updated CO is required to reflect the
                                     remodeling of each Mortgaged Property as
                                     well as its new permitted residential use.
                                     The sponsor guaranty covers any losses
                                     resulting from the related borrower's
                                     failure to obtain a valid updated CO.
--------------------------------------------------------------------------------
    73      Beverly Boulevard        One of the Mortgaged Properties does not
                                     have a permanent CO. The Mortgage Loan
                                     documents require the borrower to
                                     maintain and renew any temporary CO. Any
                                     losses arising from the borrower's
                                     failure to obtain a permanent CO are a
                                     recourse obligation of the guarantor.
--------------------------------------------------------------------------------
    86      1165 Broadway & 2136     The Mortgaged Property known as 1165
            3rd Avenue               Broadway does not have a valid CO. The
                                     Mortgage Loan documents require the
                                     borrower to obtain (i) an updated CO
                                     reflecting the current use of the Mortgaged
                                     Property or (ii) a waiver letter from the
                                     applicable municipal agency with respect to
                                     any noncompliance of the Mortgaged Property
                                     with applicable zoning regulations. The
                                     sponsor guaranty covers any losses arising
                                     from the borrower's failure to obtain
                                     either an updated CO or waiver letter.
--------------------------------------------------------------------------------
Exceptions to Representation 35:     Due on Sale.
--------------------------------------------------------------------------------
            Various                  The Mortgage Loan documents also permit
                                     without lender consent, (a) the sale of
                                     the Mortgaged Property and assumption of the Mortgage Loan upon the satisfaction of certain conditions in the Mortgage
                                     Loan documents, (b) transfers of shares
                                     in public companies, (c) issuance of
                                     non-controlling new equity interests, (d) transfers of a controlling interest in the borrower (i) for purposes of family and estate planning, (ii) by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related borrower, (iii) to certain pre-approved entities or to an entity meeting the "qualified transferee" (or similar) definition under the Mortgage Loan documents or to any entity satisfying certain other criteria (or subject to conditions) specified in the related
                                     Mortgage Loan documents, (iv) among
                                     existing principals, members, partners,
                                     shareholders or affiliates of the
                                     borrower, (v) that accommodate a 1031
                                     exchange or reverse 1031 exchange, (vi)
                                     with respect to Mortgage Loans to
                                     tenant-in-common borrowers, transfers
                                     among and to additional tenant-in-common borrowers, (vii) among affiliated borrowers with respect to cross-collateralized and cross-defaulted
                                     Mortgage Loans or multi-property Mortgage
                                     Loans, or (e) transfers meeting the
                                     requirements of the Mortgage Loan, such
                                     as pledges of ownership interest that do not result in a change of ultimate control of the borrower (even if decision making authority is transferred) or result in a change of control but do not result in a change of management.

                                     The Mortgage Loan documents generally
                                     permit the related borrower to incur debt in the ordinary course of business, including debt secured by a lien on individual items of equipment.

                                     Certain Mortgage Loans provide for
                                     management fees and, in some cases, an
                                     additional administrative asset
                                     management fee. All such fees are
                                     generally subordinated to the related
                                     Mortgage Loan.
--------------------------------------------------------------------------------
     1      60 Wall Street           The Mortgage Loan documents permit the
                                     limited partners of the borrower's
                                     limited partner (other than Paramount or
                                     any affiliate of Paramount) to transfer
                                     up to 49% of its direct or indirect
                                     interest in the borrower without lender
                                     consent and may incur mezzanine debt
                                     secured by such equity interests.
--------------------------------------------------------------------------------
     2      DDR Portfolio            The Mortgage Loan documents permit future
                                     mezzanine debt, subject to conditions
                                     including but not limited to a combined
                                     debt service coverage ratio ("DSCR") of
                                     not less than 1.10x, a combined loan to
                                     value ("LTV") ratio of not more than 75%
                                     and delivery of an acceptable
                                     intercreditor agreement ("ICA").
--------------------------------------------------------------------------------
     3      Waterview                The Mortgage Loan documents permit future
                                     mezzanine debt provided, among other
                                     things, that the combined LTV ratio does not exceed 65%.

                                     The Mortgage Loan documents permit the
                                     borrower to incur additional unsecured
                                     subordinate debt from certain affiliates of
                                     the borrower provided the aggregate
                                     principal amount of such unsecured
                                     subordinate debt does not exceed
                                     $20,000,000 and the borrower delivers an
                                     acceptable subordination and stand-still
                                     agreement.
--------------------------------------------------------------------------------
     5      85 Tenth Avenue          An equity owner of the borrower has
                                     incurred a total of $145,000,000 of
                                     mezzanine debt, consisting of a
                                     $75,000,000 super-senior mezzanine loan,
                                     a $35,000,000 senior mezzanine loan and a
                                     $35,000,000 junior mezzanine loan.
--------------------------------------------------------------------------------
    10      135 East 57th Street     The Mortgage Loan documents permit future
                                     mezzanine debt, subject to conditions
                                     including but not limited to a combined
                                     DSCR of not less than 1.10x, a combined
                                     LTV ratio of not more than 75%, the
                                     maturity date for the mezzanine loan is
                                     at least one year beyond the maturity
                                     date for the Mortgage Loan and delivery
                                     of an acceptable ICA.
--------------------------------------------------------------------------------
    13      Georgian Towers          An equity owner of the borrower incurred
                                     $30,000,000 of mezzanine debt.
--------------------------------------------------------------------------------
    19      AFRT Bank Branch         The Mortgage Loan documents permit future
            Portfolio (Pool D)       mezzanine debt provided the combined DSCR
                                     is at least 1.119x, the combined LTV ratio
                                     is not more than 85% and delivery of an
                                     acceptable ICA.
--------------------------------------------------------------------------------
    20      AFRT Bank Branch         The Mortgage Loan documents permit future
            Portfolio (Pool B)       mezzanine debt provided the combined DSCR
                                     is at least 1.102x, the combined LTV ratio
                                     is not more than 85% and delivery of an
                                     acceptable ICA.
--------------------------------------------------------------------------------
    33      Best Western Ocean View  The Mortgage Loan documents permit future
            Resort                   mezzanine debt only in connection with
                                     certain expansion work that is described in
                                     the Mortgage Loan documents or in
                                     connection with a sale of the Mortgaged
                                     Property provided: (i) the combined LTV
                                     ratio is not more than 80%, (ii) the
                                     combined DSCR is at least 1.35x and (iii)
                                     the delivery of an acceptable ICA.
--------------------------------------------------------------------------------
    34      Southlake Medical II     The Mortgage Loan documents permit future
                                     mezzanine debt provided the combined DSCR
                                     is at least 1.10x, the combined LTV ratio
                                     is not more than 90% and delivery of an
                                     acceptable ICA.
--------------------------------------------------------------------------------
    39      Sheraton Petaluma        The Mortgage Loan documents permit future
                                     mezzanine debt provided the combined DSCR
                                     is at least 1.40x, the combined LTV ratio
                                     is not more than 75% and delivery of an
                                     acceptable ICA.
--------------------------------------------------------------------------------
Exceptions to Representation 37    Non-Recourse Exceptions.
--------------------------------------------------------------------------------
     1      60 Wall Street           The non-recourse carve-out guarantor is
                                     Paramount Group Real Estate Fund, L.P.
--------------------------------------------------------------------------------
     2      DDR Portfolio            The non-recourse carve-out guarantor is
                                     DDR Holdings Pool 2, LLC.
--------------------------------------------------------------------------------
     3      Waterview                The borrower, MRI Waterview LLC, is the
                                     only party liable for certain
                                     non-recourse carve-outs.
--------------------------------------------------------------------------------
     5      85 Tenth Avenue          The non-recourse carve-out guarantors are
                                     The Related Companies, L.P. and The
                                     Related Group of Florida, Inc.
--------------------------------------------------------------------------------
     9      USFS Industrial          The non-recourse carve-out guarantor is
            Distribution Portfolio   U.S. Foodservice, Inc.
--------------------------------------------------------------------------------
    10      135 East 57th Street     The guaranty limits the liability of the
                                     non-recourse carve-out guarantor to
                                     $10,000,000.
--------------------------------------------------------------------------------
    15      Siemens Office Building  The non-recourse carve-out guarantor is
                                     Winthrop Realty, L.P.
--------------------------------------------------------------------------------
    18      Silverado & Grand Canyon The non-recourse carve-out guarantor is
                                     Triple Five Nevada Development Corp.
--------------------------------------------------------------------------------
    19      AFRT Bank Branch         The non-recourse carve-out guarantor for
            Portfolio (Pool D)       each Mortgage Loan is First States Group,
                                     L.P.
    20      AFRT Bank Branch
            Portfolio (Pool B)
--------------------------------------------------------------------------------
    29      Spring Hill Suites       The non-recourse carve-out guarantor is
                                     B.F. Saul Real Estate Investment Trust.
--------------------------------------------------------------------------------
    31      Intercontinental Center  The non-recourse carve-out guarantor for each Mortgage Loan is Bresler & Reiner,
             510 Township Road       Inc.
--------------------------------------------------------------------------------
    34      Southlake Medical II     The non-recourse carve-out guarantor is
                                     Cambridge Holdings, Inc.
--------------------------------------------------------------------------------
    42      Mission Mayfield Downs   The non-recourse carveout guarantors are
                                     Mission Residential LLC, Finlay Partners
                                     LLC and Mission Mayfield Downs LeaseCo,
                                     LLC.
--------------------------------------------------------------------------------
    51      380 Lafayette Street     The non-recourse carveout guarantor is
                                     Select Equity Group, Inc.
--------------------------------------------------------------------------------

                              ANNEX A TO EXHIBIT C

              MORTGAGE LOANS WITH ENVIRONMENTAL INSURANCE COVERAGE

                         Marina Del Rey Shopping Center

                                    EXHIBIT D

               FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

        Certificate of Officer of German American Capital Corporation

            I, ______________________, a ______________________ of German
American Capital Corporation (the "Seller"), hereby certify as follows:

            The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

            Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

            To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

            Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

           Name                       Office                   Signature
  ----------------------    ----------------------------  ----------------------

  ----------------------    ----------------------------  ----------------------

  ----------------------    ----------------------------  ----------------------

            Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated August 14, 2007 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

            Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.



                                       By:____________________________________
                                          Name:
                                          Title:

            I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.



                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT E

                         CAPMARK/GACC PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

      This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 30, 2007, between Capmark Finance Inc., as seller (the "Seller"), and German American Capital Corporation, as purchaser (the "Purchaser").

      The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial mortgage loans (the "Mortgage Loans") secured by mortgaged properties (the "Mortgaged Properties") identified and described on the schedule annexed hereto as Exhibit A-1 (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule shall include the information set forth on Exhibit A-2.

      It is expected that the Mortgage Loans will be transferred as part of a securitization (any such securitization, the "Securitization"), together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to a trust fund (the "Trust Fund") to be formed by Deutsche Mortgage & Asset Receiving Corporation ("DMARC") an affiliate of the Purchaser (the "Depositor"), the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain of the Certificates (the "Public Certificates") will be described in a prospectus supplement (the "Prospectus Supplement") and an accompanying base prospectus (the "Base Prospectus" and together with the Prospectus Supplement, the "Prospectus"). The closing date for the Securitization is the "Securitization Closing Date". It is anticipated that the Securitization Closing Date will occur in July 2007. Certain classes of the Certificates will be rated by nationally-recognized statistical rating organizations (together, the "Rating Agencies"). Certain classes of the Certificates will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, a servicer (the "Servicer"), a special servicer (the "Special Servicer") and a trustee (the "Trustee"), and the other parties specified therein. The holders of Certificates are "Certificateholders".

      The Depositor intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS") and other underwriters (the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement"). The Depositor intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement (the "Certificate Purchase Agreement") to DBS and possibly others (the "Initial Purchasers"). In connection with the Securitization, the Seller and Purchaser shall enter into an indemnification agreement reasonably acceptable to the Seller and the Purchaser (the "Indemnification Agreement").

      Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

      Section 1. Agreement to Purchase.

      The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the purchase price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on March 30, 2007 (the "Cut-off Date"), the Mortgage Loans will have a principal balance (the "Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $455,819,694.53. The net purchase price of the Mortgage Loans (inclusive of accrued interest) (the "Mortgage Loan Purchase Price") shall be determined on March 30, 2007 or such other date as shall be mutually acceptable to the parties hereto and shall be in an amount equal to $462,563,709.78, which is comprised of the purchase price of $462,788,709.78 (inclusive of accrued interest), minus the Fee (as defined below). The "Fee" shall mean $225,000.

      Section 2. Conveyance of Mortgage Loans; Custodian of Mortgage Loans.

      (a) On the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof and the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to
Section 7 hereof the Seller agrees to sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans (other than any rights of the Seller under the related Mortgage Loan documents (to the extent applicable) to establish and/or designate a successor borrower in connection with the defeasance of such Mortgage Loan), including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, provided that the Seller shall retain the right to service the Mortgage Loans at a primary servicing fee of 1.0 basis points (0.010%) and a master servicing fee of 1.0 basis points (0.010%), in each case, per annum multiplied by the outstanding principal balance of the Mortgage Loans, and shall retain the right to retain or sell the master and primary servicing for the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, except as limited above, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid or due thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

      On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Purchaser to, complete the assignment and recordation of the related Loan Documents. On or promptly following the Closing Date, the Seller shall, or the Seller cause such third party vendor to, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) prepare and record
(a) the Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) the Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the Assignment of Mortgage) which has not yet been submitted for recordation; and (2) prepare and file the UCC assignment of financing statement referred to in clause (v) or (xiii) which has not yet been submitted for filing or recording. The Seller shall, or shall direct the related third party vendor to, promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) above and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 above) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by, or at the direction of, the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to, or at the direction of, the Purchaser (in the case of the UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to, or at the direction of, the Purchaser of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof.

      (b) In connection with the agreements hereunder, the parties hereby acknowledge that, prior to the Securitization Closing Date, all original documents evidencing each Mortgage Loan, other than the original Note and related allonge, shall remain in the possession of Capmark Finance Inc., which shall act as custodian for the Purchaser (in such capacity, the "Custodian"). Provided that the Purchaser instructs the Seller to deliver original documents to the Depositor in connection with the Securitization, except with respect to the original Note and related allonge, the Seller shall have the delivery obligations under this Section 2 in connection with the Securitization and shall have all rights and obligations pursuant to Section 6 with respect to a Defect (as defined in Section 6), except with respect to the original Note and related allonge.

      On or within a reasonable period following the Closing Date, upon the request of the Purchaser, the Custodian shall review the Mortgage File and deliver to the Purchaser a trust receipt, wherein the Custodian shall state that as to each Mortgage Loan: (i) all related Mortgage Loan documents (other than the Note and related allonge) are in its possession and (ii) the documents in the Mortgage File have been reviewed by it and appear regular on their face and relate to such Mortgage Loan.

      With respect to each of the Mortgage Loan documents and any documents constituting the Mortgage File that are retained by the Custodian as of the Closing Date (other than each Note and related allonge), the Custodian is the custodian for the Purchaser exclusively. The Custodian shall file any recorded document it receives relating to the Mortgage Loans in the related Mortgage File in a timely manner. The Custodian shall hold all documents received by it constituting the Mortgage File for the exclusive use and benefit of the Purchaser, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Purchaser in writing. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Mortgage File in secure and fire resistant facilities in accordance with customary standards for such custody. For the avoidance of any doubt, the Custodian acknowledges and agrees that the Custodian shall have no interest in the Mortgage File, any of the documents contained therein or comprising a part thereof, or any collateral securing any Mortgage Loan, and none of such property or assets shall constitute or be deemed to constitute property of the Custodian or its estate in any bankruptcy, insolvency or similar proceeding or otherwise.

      The Custodian shall release the Mortgage Files to the Purchaser at any time upon written or electronic request of the Purchaser. Subject to Section 2(c), the Custodian shall not release any documents contained in the Mortgage File to any other party except in the following circumstances:

            (i) where the Mortgage Loan documents are required for filing, recording or registration;

            (ii) where the liabilities secured by the Mortgage Loan documents have been repaid; and

            (iii) in connection with any litigation or other proceedings relating to the Mortgage Loans, the Mortgage Loan documents or the collateral for the Mortgage Loans, including, without limitation, any foreclosure proceedings, in which an original of a Mortgage Loan document is required to be delivered to a court or other authorized party for the purpose of proving the interest of the Purchaser.

      If the Purchaser notifies the Custodian that it elects to terminate the Custodian, with or without cause, or any or all of the Mortgage Loans have been sold, the Custodian shall release, upon receipt of a written or electronic request for release, to such persons as the Purchaser shall designate, the Mortgage File relating to such Mortgage Loans as the Purchaser shall request.

      Upon reasonable prior notice to the Custodian, the Purchaser and its agents, accountants, attorneys and auditors shall be permitted during normal business hours to examine the Mortgage File, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans held for the benefit of the Purchaser.

      At its own expense, at all times it is holding the Mortgage File for the benefit of the Purchaser, the Custodian shall maintain and keep in full force and effect a fidelity bond and/or insurance policy (including, but not limited to, an errors and omissions policy). The minimum coverage under any such bond and insurance policies shall be at least equal to the Custodian's current fidelity bond and/or insurance policy maintained as of the Closing Date. A certificate of the Custodian stating that each such bond or policy is in full force and effect shall be furnished to the Purchaser upon request.

      Notwithstanding anything herein the to contrary, neither the Seller nor the Custodian shall be liable for any failure by the Purchaser to comply with its document delivery requirements in connection with the Securitization with respect to the Notes (and any related allonges and/or endorsements thereto). Additionally, neither the Seller nor the Custodian shall be responsible for any assignments of any Mortgage Loan document or any other document in any Mortgage File, other than the Seller's obligation to prepare and record the assignments from the Seller to the Purchaser or from the Purchaser to the Seller (or an affiliate thereto) in the event of a repurchase of any Mortgage Loan by the Seller (or an affiliate thereto), as expressly set forth herein or in the CATI Agreement (as such term is defined below). Any other assignments are the sole responsibility (and expense) of the Purchaser.

            (c) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with the Custodian, on or before the Closing Date, the documents in Exhibit B for the Mortgage Loans (other than, with respect to each Mortgage Loan, the original note and related allonge). With respect to each Mortgage Loan, the original note and related allonge shall be delivered to and deposited with the Purchaser or its designee on or before the Closing Date.

      If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Purchaser.

      If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (v), (viii)(A), (xiv) and (xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Purchaser by the Closing Date and to the Depositor by the Securitization Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the Mortgage Loan, including without limitation the Trustee) within 160 days after the Closing Date or, in connection with the Securitization, the Securitization Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

      If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Purchaser a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to the Purchaser (or any subsequent owner of the Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof).

      Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to the Purchaser who shall, in the event the Mortgage Loans are transferred to the Trust Fund, deliver such power of attorney to each of the Servicer and the Special Servicer at the direction of the controlling class representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents to the Purchaser until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to the Mortgage Loans, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of the assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and the UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the Mortgage Loans, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (e) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that is not required to be a part of a Mortgage File in accordance with Exhibit B but that is reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to the Mortgage Loans, the "Servicing File"), together with copies of the documents contained in the related Mortgage File, and all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall be delivered by the Seller (or its agent) to the Purchaser (or its designee, which designee shall be Capmark Finance Inc., as interim servicer) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrower or third parties other than the Seller's attorneys). The Seller hereby designates Capmark Finance Inc. (in such capacity, the "Interim Servicer"), as interim servicer for the Mortgage Loans, pursuant to that certain interim servicing agreement, as amended by that certain letter agreement dated as of the date hereof (collectively, the "Interim Servicing Agreement"), attached hereto as Exhibit G.

            (f) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

      The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            (g) It is acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to each Mortgage Loan and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 7) to the Depositor, and that the Depositor intends to convey such rights and remedies to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 with respect to repurchase and substitution, to the Purchaser in the event of a Defect or Breach; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce against the Seller any obligations of the Seller hereunder in connection with a Defect or Breach as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement. It is further acknowledged and agreed by the Seller that notwithstanding the transfer of each Mortgage Loan to the Purchaser, the Seller shall retain the obligations set forth in this Section 2.

      Section 3. Examination of Mortgage Loan Files and Due Diligence Review.

      The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

      Section 4. Representations, Warranties and Covenants of the Seller.

      (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Exhibit D, provided, however, that in connection with the Securitization, in the event the representations and warranties set forth in Exhibit C are not the representation and warranties required in the Securitization, (i) the Purchaser shall provide the Seller with the representations and warranties required in connection with the Securitization (the "Securitization Representations and Warranties"), (ii) the Seller shall make, as of the Securitization Closing Date (or such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in the Securitization Representations and Warranties, subject to any exceptions provided to the Purchaser in a new Exhibit D and (iii) the representations and warranties set forth in Exhibit C shall be replaced by the Securitization Representations and Warranties in the new Exhibit C and the Purchaser and, after Securitization, the Trustee on behalf of the Certificateholders, shall only be permitted to exercise the remedies set forth in this Agreement with respect to a Breach of a representation or warranty for the Securitization Representations and Warranties and the representations and warranties set forth in Exhibit C as of the date hereof shall be deemed inoperative. In connection with the Securitization, references in the Securitization Representation and Warranties to "Cut-off Date" shall mean the "Cut-off Date," as such term shall be defined in the Pooling and Servicing Agreement (the "Securitization Cut-Off Date") and references to the "Closing Date" shall mean the Securitization Closing Date.

      (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the applicable laws of the State in which each Mortgaged Property is located to the extent necessary to ensure the enforceability of the Mortgage Loans and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser and its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the related Mortgaged Properties and the Seller, the information set forth in the attached Exhibit E is true and correct in all material respects and does not contain any untrue statement of a material fact.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the Seller's execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the parties hereto, or the parties to the Pooling and Servicing Agreement, of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which adversely affects the value of the Mortgage Loans, the value of the related Mortgaged Property, or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            (d) Each Mortgage Loan is eligible to deposited into a commercial mortgage securitization that is a "real estate mortgage investment conduit," as defined in Section 860D of the Internal Revenue Code of 1986, as amended.

            Section 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Maryland.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller and its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than
(1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (ix) The Purchaser shall provide the Seller a reasonable opportunity to review and comment on the Pooling and Servicing Agreement, the Prospectus Supplement and each free writing prospectus that contains information about the Mortgage Loans, in connection with the Securitization.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            Section 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein or, with respect to the Securitization, the time periods provided for in the Pooling and Servicing Agreement (if later), has not been properly executed, is missing (other than the Notes and related allonges, if such Notes and related allonges have been delivered to the Purchaser by the Seller and subsequently become missing), does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to the related Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to the Seller. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Purchaser therein, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified on Exhibit B hereto as (i), (ii), (vii),
(xi) and (xviii) are not delivered, and is certified as missing on the date that is 30 days after the Closing Date or the Securitization Closing Date, as applicable, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 75 days from the Seller's receipt of notice of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 75 days after the Seller or the Purchaser discovers such Material Defect or Material Breach) (any such 75-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Securitization Closing Date) and pay to the Purchaser or the Master Servicer, as applicable, for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document set forth in Exhibit F as to which the Purchaser or its designee certified its possession of such document the Seller shall have 30 days to cure the Material Defect relating to the missing document listed on Exhibit F; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period, (ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 75 days (without duplication of the additional 75-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee or the Purchaser copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect. "Repurchase Price" means an amount, calculated by the Purchaser, equal to (a) the outstanding principal balance of the Mortgage Loan as of the date of purchase; plus (b) all accrued and unpaid interest on the Mortgage Loan at the Mortgage Loan interest rate.

      If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

      The terms "REMIC Provisions," "Qualifying Substitute Mortgage Loan," "Collection Account," "Substitution Shortfall Amount," "Resolution Extension Period" and "Adverse REMIC Event" (or a similar term) shall have the meaning set forth for such term or similar term in the Pooling and Servicing Agreement, which shall be substantially similar to the definitions in that certain pooling and servicing agreement, dated October 1, 2006, by and among the Depositor, as depositor, the Seller, as general master servicer, Wachovia Bank National Association, as master servicer no. 2, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee and paying agent.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan (the "Removed Mortgage Loan") contemplated by this Section 6, (A) the Purchaser (or any subsequent holder of the Mortgage Loan) shall tender to the Seller, upon delivery of the Repurchase Price, a trust receipt and a request for release, the Trustee, the Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Removed Mortgage Loan possessed by it and (2) each document that constitutes a part of the Mortgage File with respect to such Removed Mortgage Loan that was endorsed or assigned to the Purchaser, or in the event such Removed Mortgage Loan has been transferred to the Trust Fund, the Trustee, shall be endorsed or assigned without recourse in the form of endorsement or assignment provided by the Seller, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan and (B) the Purchaser, or in the event the Mortgage Loan has been transferred to the Trust Fund, the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser prevails in such proceeding, the Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6. The Purchaser's remedies provided in this
Section 6 shall be subject to the proviso in Section 4(a).

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90 day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

      As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            (e) If the Seller is notified of a Breach of a representation or warranty or a Defect in the Mortgage File, the Seller agrees to cooperate with the Purchaser during its cure period and to provide the Purchaser with any information that the Purchaser reasonably requests in connection with such Breach of a representation or warranty or a Defect in the Mortgage File and to enable the Purchaser to monitor the progress of the Seller's efforts to cure the Breach or Defect, as the case may be.

      Section 7. Closing.

      The closing of the purchase and sale of the Mortgage Loan (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

      The Closing shall be subject to each of the following conditions and covenants:

            (i) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 5 of this Agreement shall be true and correct in all material respects as of the Closing Date, and the Closing Date Cut-off Date Balance shall be as set forth in
Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to or at the direction of the Purchaser all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (vi) The Seller shall have received the consideration for the Mortgage Loans as specified in Section 1, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement.

            (vii) The Seller shall have provided to the Purchaser any exceptions to the representations and warranties set forth in Exhibit C by March 29, 2007, or such other date as mutually agreed by the parties hereto and such exceptions, if any, were acceptable to the Purchaser.

            (viii) The Seller shall have provided (or will provide, if a future date following the Closing Date has been mutually agreed upon by the parties hereto) a final comforted datatape (with data fields including but not limited to loan terms, property information, borrower name, address and tax identification number to the Purchaser.

      Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

      Section 8. Closing Documents.

      The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of California;

            (c) A written true sale opinion of counsel for the Seller dated the Closing Date;

            (d) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the Purchaser and its counsel, including but not limited to, an enforceability opinion, and addressed to the Purchaser;

            (e) An executed agreement related to the Interim Servicing
Agreement;

            (f) An executed agreement from Commercial Asset Trading, Inc. ("CATI"), a wholly owned subsidiary of Capmark Finance Inc., regarding certain pre-securitization repurchase obligations of CATI with respect to the Mortgage Loans (the "CATI Agreement"); and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably and timely request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser.

      Section 9. Securitization Cooperation; Covenants by the Seller in connection with the Securitization.

            (a) The Seller acknowledges and agrees that the Purchaser may transfer the Mortgage Loans to the Depositor in connection with a Securitization. At the request of the Purchaser, the Seller shall reasonably cooperate with the Purchaser and take such steps as may be reasonably required by the Purchaser or any Rating Agency in order to satisfy the market standards to which the Purchaser customarily adheres or which may be reasonably required by the Rating Agencies in connection with the Securitization. Such cooperation shall include, without limitation, the Seller's agreement to:

            (i) execute such amendments to this Agreement as may be requested by the Purchaser or the Rating Agencies to effect the Securitization, provided that no such amendments shall adversely affect any of the rights or remedies granted to the Seller or increase the obligations of the Seller hereunder; and

            (ii) cooperate with the reasonable requests from third-party service providers engaged by the Purchaser to obtain, collect, and deliver information requested or required by the Purchaser or the Rating Agencies in connection with the Mortgage Loans.

            (b) In connection with the Securitization, the Seller hereby covenants with the Purchaser to, on the Securitization Closing Date (other than with respect to Section 9(b)(viii)):

            (i) deliver a certificate of the Seller, executed by the Seller and dated the Securitization Closing Date, and upon which the Depositor and the Dealers may rely, to the effect that the Securitization Representations and Warranties are true and correct in all material respects at and as of the Securitization Closing Date with the same effect as if made on such date, subject to certain exceptions set forth in the certificate;

            (ii) deliver an executed copy of the Indemnification Agreement;

            (iii) cause the Custodian to deliver all mortgage loan documents listed on Exhibit B (other than the Notes and related allonges), upon the direction of the Purchaser, to the Trustee, within the time frames required by
Section 2 hereof (or the Pooling and Servicing Agreement, if the time frames required by the Pooling and Servicing Agreement are later);

            (iv) cause its counsel to deliver new opinions or reliance letters with respect to the opinions of counsel delivered on the Closing Date under
Section 8(d) addressed to the Rating Agencies and all customary (as determined on the Securitization Closing Date) Securitization parties;

            (v) deliver letters from counsel regarding securities law matters regarding compliance under 10b5, Rule 159 and Regulation AB;

            (vi) deliver an officer's certificate from the Seller, dated the Securitization Closing Date, and upon which the Depositor and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Securitization Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Securitization Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (vii) deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), only insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon the filing of a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended. It is hereby acknowledged that such covenant shall be satisfied by the delivery by the Seller of such information in connection with its obligations of any mortgage loan purchase agreement executed by the Seller in connection with the Securitization;

            (viii) deliver a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30) days prior to the Securitization Closing Date; and

            (ix) delivery of such further certificates, opinions and documents as the Purchaser may reasonably request in connection with the sale of the Mortgage Loans by the Purchaser to the Depositor.

      Section 10. Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, the Depositor, its officers and directors, and each person, if any, who controls the Purchaser or the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in Exhibit E. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            (b) The Seller also agrees to indemnify and hold harmless the Purchaser, the Depositor, its officers and directors, and each person, if any, who controls the Purchaser or the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Purchaser Indemnified Party"), against any costs or expenses associated with any action brought by the expected initial controlling class representative of a Securitization in connection with any Mortgage Loan, in which any Purchaser Indemnified Party is named as a party.

            (c) Promptly after receipt by any person entitled to indemnification under this Section 10 (each, an "Indemnified Party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "Indemnifying Party") under this
Section 10, notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section 10. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party or Parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Indemnified Parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of such action and approval by the Indemnified Party of counsel, which approval shall not be unreasonably withheld, the Indemnifying Party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (and local counsel), approved by the Indemnified Party, representing all the Indemnified Parties under paragraph (a) of this Section 10 who are parties to such action), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii), as applicable. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there shall be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party, but only to the extent provided in paragraph (a) of this
Section 10, from and against any loss or liability by reason of such settlement or judgment. If the Indemnifying Party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed, or, if such settlement provides for release of the Indemnified Party in connection with all matters relating to the proceeding which have been asserted against the Indemnified Party in such proceeding by the other parties to such settlement, without the consent of the Indemnified Party.

            (d) If the indemnification provided for in this Section 10 is due in accordance with its terms but is for any reason unavailable to or insufficient to hold harmless an Indemnified Party, then in order to provide for just and equitable contribution, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other in connection with the statements which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnified Party and the Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or alleged statement, and any other relevant equitable considerations.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 10(d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in this Section 10 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, except where the Indemnified Party is required to bear such expenses pursuant to this Section 10, which expenses the Indemnifying Party shall pay as and when incurred, at the request of the Indemnified Party, to the extent that the Indemnifying Party will be ultimately obligated to pay such expenses. If any expenses so paid by the Indemnifying Party are subsequently determined to not be required to be borne by the Indemnifying Party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) Subject to Section 10(g) below, the indemnity and contribution agreements contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Indemnified Party, and (iii) acceptance of and payment for any of the Certificates.

            (g) Notwithstanding anything herein to the contrary, once the Indemnification Agreement is in effect, the rights and obligations of the Indemnifying Party and the Indemnified Party under this Section 10 (other than
Section 10(b)) shall be governed and superseded by the Indemnification Agreement, and this Section 10 (other than Section 10(b)) shall no longer have any effect. Once such Indemnification Agreement is in effect, the Indemnifying Party will have no obligations under this Section 10 (other than Section 10(b)) and the Indemnified Party will have no rights under this Section 10 (other than Section 10(b)) and no such indemnification or contribution provision shall survive (other than as set forth in the following two provisions of this subsection(g)); provided, however, that in the event that there remain any losses, claims, damages or liabilities for which the Indemnified Party is entitled to indemnification in connection with any cause of action arising prior to the effectiveness of the Indemnification Agreement, the rights and obligations of the Indemnified Party and the Indemnifying Party set forth in this Section 10 shall survive the effectiveness of the Indemnification Agreement; provided, further, however, that the indemnity and contribution agreements contained in Section 10(b) shall remain operative and in full force and effect notwithstanding the execution of the Indemnification Agreement.

      Section 11. Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee,
(c) sent by overnight mail or courier service and received by the addressee or
(d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005,
Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 504-6666, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to Capmark Finance, Inc. 116 Welsh Road, Horsham, Pennsylvania 19044, Attention: David Lazarus, facsimile no. 215-328-1775, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

      Section 12. Third Party Beneficiaries.

      Subject to Section 10(g), each of the officers, directors and controlling persons referred to in Section 10 hereof, as well as the Depositor and the Trustee on behalf of the Certificateholders, are intended third party beneficiaries of the covenants and indemnities of the Seller set forth in
Section 10 of this Agreement. Subject to Section 10(g), it is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it were a party hereto.

      Section 13. [Reserved]

      Section 14. Section Representations, Warranties and Agreements to Survive Delivery.

      All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

      Section 15. Severability of Provisions.

      Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

      Section 16. Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      Section 17. GOVERNING LAW.

      THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

      Section 18. Further Assurances.

      The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

      Section 19. Successors and Assigns.

      The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 10 and the Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns, and the indemnified parties referred to in Section 10 (subject to the express language of Section 10 regarding the termination of the provisions of such
Section 10 (other than Section 10(b)).

      Section 20. Amendments.

      No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          CAPMARK FINANCE INC.


                                          By: /s/ Victor Diaso
                                             -----------------------------------
                                             Name: Victor Diaso
                                             Title: Senior VP

                                          GERMAN AMERICAN CAPITAL CORPORATION


                                          By: /s/ Helaine M. Kaplan
                                             -----------------------------------
                                             Name: Helaine M. Kaplan
                                             Title: Vice President


                                          By: /s/ Boris Zhuravel
                                             -----------------------------------
                                             Name: Boris Zhuravel
                                             Title: Vice President

                                   EXHIBIT A-1




Line   #                   Property Name
----   -----------------   -----------------------------------
   1               56694   Doubletree - Charleston
   2               56050   Archstone Canton
   3               54853   Hilton - Ontario
   4               54589   Hilton Garden Inn - Tysons Corner
   5               55817   65 Sprague Street
   6               56527   Hilton Garden Inn - JFK
   7               56533   Walgreens Portfolio III
   8               55201   West Volusia
   9               55630   Silver Lake Office
  10               56403   The Inn at Little Washington
  11               55268   Staybridge Suites - New Orleans
  12               56838   The Village at Mayfield Apartments
  13               56910   Brentmoor Apartments
  14               57047   Bob's Red Mill Industrial Building
  15               57082   Regency North Whole Foods Center
  16               53028   Albers Mill
  17               56430   Vanowen Apartments
  18               56701   Roebuck Center
  19               56534   Walgreens Portfolio III - Pool 2
  20               56333   Westgate Center
  21               56311   Kedzie Plaza
  22               56206   Sure Lock Self Storage
  23               55056   Gloversville Shopping Center
  24               56373   Crown Office
  25               55967   Lincoln Plaza Center
  26               56349   Avalon MHP
  27               53694   Satterfield Landing Shopping Center
  28               55631   100 Enterprise Place
  29               54957   A and P Retail
  30               55080   Garden Ridge Apartments
       END OF COLLATERAL



Line   Address                                                        City               State
----   ------------------------------------------------------------   ----------------   --------------
   1   181 Church Street and 35 Hayne Street                          Charleston         South Carolina
   2   367 Bolivar Street                                             Canton             Massachusetts
   3   700 North Haven Avenue                                         Ontario            California
   4   8301 Boone Boulevard                                           Vienna             Virginia
   5   63-101 Sprague Street                                          Boston             Massachusetts
   6   148-18 134th Street                                            Jamaica            New York
   7   Various                                                        Various            Various
   8   2601 South Woodland Boulevard                                  Deland             Florida
   9   800, 802, 820, 821, 841 & 861 Walker Road                      Dover              Delaware
  10   309 Middle Street                                              Washington         Virginia
  11   501 Tchoupitoulas Street                                       New Orleans        Louisiana
  12   919 Aintree Park Drive                                         Mayfield Village   Ohio
  13   2080 Brentmoor Drive                                           Raleigh            North Carolina
  14   13521 SE Pheasant Court                                        Milwaukie          Oregon
  15   7401 West 91st Street                                          Overland Park      Kansas
  16   1200 NW Naito Parkway                                          Portland           Oregon
  17   21021 Vanowen Street                                           Canoga Park        California
  18   9076-9098 East Roebuck Parkway (Parkway East / US 11)          Birmingham         Alabama
  19   Various                                                        Various            Various
  20   3400 Demetropolis Road                                         Mobile             Alabama
  21   4812 South Kedzie Avenue                                       Chicago            Illinois
  22   8335 Highway 74                                                Fairburn           Georgia
  23   Southwest Corner of NYS Route 30A and Fifth Avenue Extension   Gloversville       New York
  24   1403-1479 East 12 Mile Road                                    Madison Heights    Michigan
  25   145 East 1300 South                                            Salt Lake City     Utah
  26   3319 Avalon Street                                             Riverside          California
  27   2210 S. Croatan Highway                                        Nags Head          North Carolina
  28   100 Enterprise Place                                           Dover              Delaware
  29   651 Terry Parkway                                              Gretna             Louisiana
  30   6517 Melody Lane                                               Dallas             Texas



       Zip       Mortgage    Original         Cut-off          Maturity                           Monthly
Line   Code      Rate (%)    Balance ($)      Balance ($)      Date        ARD Date   Due Date    Payment ($)   Servicing Fee
----   -------   --------    --------------   --------------   ---------   --------   ---------   -----------   -------------
   1     29401      5.650%   $50,000,000.00   $50,000,000.00   4/1/2017    N/A        5/1/2007    $238,686.34            0.02%
   2     02021      5.480%   $44,500,000.00   $44,500,000.00   4/1/2017    N/A        5/1/2007    $206,039.12            0.02%
   3     91764      5.980%   $35,000,000.00   $35,000,000.00   11/1/2016   N/A        12/1/2006   $209,392.85            0.02%
   4     22182      6.500%   $23,500,000.00   $23,500,000.00   1/1/2017    N/A        2/1/2007    $148,535.99            0.02%
   5     02136      5.590%   $23,000,000.00   $23,000,000.00   4/1/2017    N/A        5/1/2007    $108,629.75            0.02%
   6     11430      5.820%   $21,000,000.00   $21,000,000.00   4/1/2017    N/A        5/1/2007    $123,485.73            0.02%
   7   Various      5.660%   $33,850,000.00   $33,850,000.00   4/1/2017    N/A        5/1/2007    $161,876.66            0.02%
   8     32720      5.650%   $20,400,000.00   $20,400,000.00   3/1/2017    N/A        4/1/2007    $117,756.10            0.02%
   9     19904      5.980%   $18,000,000.00   $18,000,000.00   3/1/2014    N/A        4/1/2007    $107,687.75            0.02%
  10     22747      6.050%   $17,500,000.00   $17,500,000.00   2/1/2017    N/A        3/1/2007    $105,484.56            0.02%
  11     70130      5.840%   $16,625,000.00   $16,625,000.00   2/1/2017    N/A        3/1/2007     $97,971.58            0.02%
  12     44143      5.540%   $14,750,000.00   $14,750,000.00   4/1/2017    N/A        5/1/2007     $69,041.61            0.02%
  13     27604      5.720%   $14,500,000.00   $14,500,000.00   4/1/2012    N/A        5/1/2007     $84,341.93            0.02%
  14     97222      5.820%   $12,900,000.00   $12,900,000.00   4/1/2017    N/A        5/1/2007     $75,855.52            0.02%
  15     66212      5.440%   $12,800,000.00   $12,800,000.00   4/1/2014    N/A        5/1/2007     $58,832.59            0.02%
  16     97205      6.020%   $11,700,000.00   $11,700,000.00   11/1/2016   N/A        12/1/2006    $70,297.93            0.02%
  17     91303      5.750%   $11,070,000.00   $11,070,000.00   3/1/2017    N/A        4/1/2007     $53,780.47            0.02%
  18     35206      5.650%    $9,900,000.00    $9,900,000.00   4/1/2017    N/A        5/1/2007     $57,146.34            0.02%
  19   Various      5.660%    $8,900,000.00    $8,900,000.00   4/1/2017    N/A        5/1/2007     $42,561.37            0.02%
  20     36693      5.780%    $7,500,000.00    $7,500,000.00   3/1/2017    N/A        4/1/2007     $52,784.79            0.02%
  21     60632      5.660%    $7,000,000.00    $7,000,000.00   3/1/2017    N/A        4/1/2007     $38,327.97            0.02%
  22     30213      5.850%    $5,840,000.00    $5,840,000.00   2/1/2017    N/A        3/1/2007     $34,452.55            0.02%
  23     12078      6.030%    $5,250,000.00    $5,250,000.00   3/1/2017    N/A        4/1/2007     $31,577.73            0.02%
  24     48071      5.620%    $5,200,000.00    $5,200,000.00   4/1/2017    N/A        5/1/2007     $29,917.72            0.02%
  25     84115      5.875%    $5,000,000.00    $4,993,270.33   2/1/2017    N/A        3/1/2007     $29,576.89            0.02%
  26     92509      6.160%    $4,400,000.00    $4,400,000.00   3/1/2012    N/A        4/1/2007     $22,900.37            0.02%
  27     27959      6.450%    $4,250,000.00    $4,250,000.00   4/1/2017    N/A        5/1/2007     $26,723.29            0.02%
  28     19904      6.020%    $4,000,000.00    $4,000,000.00   3/1/2014    N/A        4/1/2007     $24,033.48            0.02%
  29     70056      6.050%    $4,000,000.00    $3,991,424.20   1/1/2017    N/A        2/1/2007     $24,110.76            0.02%
  30     75231      5.720%    $3,500,000.00    $3,500,000.00   11/1/2016   N/A        12/1/2006    $20,358.40            0.02%


       30/360 / Actual/360
       Interest                                                           Primary Unit
Line   Calculation           Lockbox   Crossed-Collateralized   Unit/SF   of Measure
----   -------------------   -------   ----------------------   -------   ------------
   1   ACT/360               Soft      No                           212   Rooms
   2   ACT/360               None      No                           243   Units
   3   ACT/360               None      No                           309   Rooms
   4   ACT/360               Soft      No                           149   Rooms
   5   ACT/360               None      No                       639,567   SF
   6   ACT/360               Soft      No                           188   Rooms
   7   ACT/360               Hard      No                       117,900   SF
   8   ACT/360               None      No                       266,548   SF
   9   ACT/360               None      No                       170,696   SF
  10   ACT/360               Soft      No                            16   Rooms
  11   ACT/360               None      No                           182   Rooms
  12   ACT/360               None      No                           252   Units
  13   ACT/360               None      No                           228   Units
  14   ACT/360               Hard      No                       310,000   SF
  15   ACT/360               None      No                        74,059   SF
  16   ACT/360               None      No                       117,165   SF
  17   ACT/360               None      No                            80   Units
  18   ACT/360               None      No                       152,243   SF
  19   ACT/360               Hard      No                        29,640   SF
  20   ACT/360               None      No                       114,500   SF
  21   ACT/360               None      No                        53,637   SF
  22   ACT/360               None      No                           525   Units
  23   ACT/360               None      No                       131,575   SF
  24   ACT/360               None      No                        52,313   SF
  25   ACT/360               Soft      No                        60,312   SF
  26   ACT/360               None      No                           110   Pads
  27   ACT/360               Soft      No                        46,550   SF
  28   ACT/360               None      No                        55,050   SF
  29   ACT/360               None      No                        41,751   SF
  30   ACT/360               None      No                           170   Units


                                   EXHIBIT A-2

                       MORTGAGE LOAN SCHEDULE INFORMATION

      The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) in the case of the Credit Lease Loan, the identity of the Tenant and the Guarantor under any applicable Guaranty, and the publicly available corporate credit ratings of such Tenant and Guarantor as of the Closing Date;

            (x) the Servicing Fee Rate;

            (xi) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xii) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xiii) the Revised Rate of such Mortgage Loan, if any;

            (xiv) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized;

            (xvi) the applicable Loan Group to which such Mortgage Loan belongs; and

            (xvii) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto.

                                    EXHIBIT B

                                THE MORTGAGE FILE

The "Mortgage File" for the Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

      (i) the original Note, endorsed by the most recent endorsee prior to the Purchaser or, if none, by the Originator, without recourse, to the order of German American Capital Corporation in the following form: "Pay to the order of German American Capital Corporation, without recourse";

      (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Purchaser, if any, in each case with evidence of recording indicated thereon;

      (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Purchaser or, if none, by the Originator, either in blank or in favor of the Purchaser;

      (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Purchaser, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Purchaser or, if none, by the Originator, either in blank or in favor of the Purchaser, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

      (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Purchaser) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Purchaser, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Purchaser or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Purchaser;

      (vi) the original or a copy of the Loan Agreement thereof relating to the Mortgage Loan, if any;

      (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

      (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Purchaser, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Purchaser or, if none, by the Originator, either in blank or in favor of the Purchaser, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

      (ix) copies of the original Environmental Reports of the Mortgaged Property and environmental indemnity agreements made in connection with origination of the Mortgage Loan, if any;

      (x) Reserved;

      (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

      (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Purchaser;

      (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Purchaser);

      (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

      (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Purchaser and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Purchaser or, if none, by the Originator;

      (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

      (xvii) the original (or copy, if the original is held by the Servicer pursuant to Section 2(b)) of any letter of credit for the benefit of the lender securing the Mortgage Loan; and

      (xviii) the appropriate assignment or amendment documentation related to the assignment to the Purchaser of any letter of credit securing the Mortgage Loan (or copy thereof, if the original is held by the Servicer pursuant to Section 2(b)) which entitles the Servicer on behalf of the Purchaser to draw thereon.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (iii),
(iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Exhibit D hereto, that:

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

            "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

            7) Condition of Property; Condemnation. (i) Each of the Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) Each of the Mortgaged Properties securing the Mortgage
            Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                  ii) In the case of each Mortgage Loan set forth on Schedule
            C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  iii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Borrower Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  iii) The Borrower's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) [Reserved]

            42) [Reserved]

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

COMM 2007-C9 - Capmark Rep Exceptions (GACC Loans)


                                    EXHIBIT D
                                    ---------
                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exception to representation 14 - (Insurance)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
56373     Crown Office                          Terrorism insurance has not been
56910     Brentmoor Apartments                  provided or is otherwise limited as set
54589     Hilton Garden Inn - Tysons Corner     forth in the related Mortgage Loan
56403     The Inn at Little Washington          documents.
56527     Hilton Garden Inn - JFK
56694     Doubletree - Charleston
55268     Staybridge Suites - New Orleans
-----------------------------------------------------------------------------------------
56534     Walgreens Portfolio III - Pool 2      The Seller makes no representation
56533     Walgreens Portfolio III               regarding insurance with respect to the
                                                Mortgaged Properties (the related lease
                                                for the tenant provides that the tenant
                                                shall repair/restore the improvements in
                                                the event of a casualty affecting less
                                                than 25% of said improvements, all as
                                                set forth under the provisions of the
                                                related lease).
-----------------------------------------------------------------------------------------



Exception to representation 17 - (Leasehold Estate)
-----------------------------------------------------------------------------------------
ID#         Mortgage Loan(s)                    Description of Exception
-----------------------------------------------------------------------------------------
55268       Staybridge Suites - New Orleans     The ground lease may only be assigned or
                                                subleased with the ground lessor's
                                                consent.
-----------------------------------------------------------------------------------------
56694       Doubletree - Charleston             The ground lease does not contain a
                                                covenant that the lessor thereunder is
                                                not permitted, in the absence of an
                                                uncured default, to disturb the
                                                possession, interest or quiet enjoyment
                                                of the lessee thereunder for any reason,
                                                or in any manner, which would materially
                                                adversely affect the security provided
                                                by the related Mortgage.
-----------------------------------------------------------------------------------------



Exception to representation 24 - (Release of Mortgaged Property)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
56403     The Inn at Little Washington          The related Mortgage Loan documents
56533     Walgreens Portfolio III               permit a partial release of the related
56534     Walgreens Portfolio III - Pool 2      Mortgaged Property from the lien of the
                                                related Mortgage as set forth in the
                                                applicable Mortgage Loan documents.
-----------------------------------------------------------------------------------------



Exception to representation 29 - (Junior Liens)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
55817     65 Sprague Street                     The Mortgage Loan documents permit the
                                                borrower to incur subordinate
                                                indebtedness secured by the related
                                                Mortgaged Property.
-----------------------------------------------------------------------------------------



Exception to representation 35 - (Due on Sale)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
55201     West Volusia                          Mezzanine financing secured by interests
                                                in the related borrower is permitted.
-----------------------------------------------------------------------------------------
54589     Hilton Garden Inn - Tysons            The Mortgage Loan documents permit
          Corner                                either the borrower to incur subordinate
                                                unsecured indebtedness or mezzanine
                                                financing secured by interests in the
                                                borrower.
-----------------------------------------------------------------------------------------
55817     65 Sprague Street                     The Mortgage Loan documents permit the
                                                borrower to incur subordinate
                                                indebtedness secured by the related
                                                Mortgaged Property.
-----------------------------------------------------------------------------------------



Exception to representation 36 - (Single Purpose Entity)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
55201     West Volusia                          The Mortgage Loan documents permit the
                                                borrower to incur subordinate unsecured
                                                indebtedness.
-----------------------------------------------------------------------------------------
54589     Hilton Garden Inn - Tysons            The Mortgage Loan documents permit
          Corner                                either the borrower to incur subordinate
                                                unsecured indebtedness or mezzanine
                                                financing secured by interests in the
                                                borrower.
-----------------------------------------------------------------------------------------



Exception to representation 37 - (Non-Recourse Exceptions)
-----------------------------------------------------------------------------------------
ID#       Mortgage Loan(s)                      Description of Exception
-----------------------------------------------------------------------------------------
54589     Hilton Garden Inn - Tysons Corner     No natural person is liable for
55201     West Volusia                          non-recourse carve-outs.
56527     Hilton Garden Inn - JFK
56838     The Village at Mayfield Apartments
-----------------------------------------------------------------------------------------
56910     Brentmoor Apartments                  The related Mortgage Loan documents
                                                provide that in the event that GEBAM
                                                Inc. or an affiliate thereof becomes a
                                                guarantor as to non-recourse carve-outs,
                                                liability as to such non-recourse
                                                carve-outs shall not exceed $5,000,000
                                                except in the case of bankruptcy or
                                                certain fraud or material
                                                misrepresentation and, if GEBAM Inc. or
                                                an affiliate thereof does becomes a
                                                guarantor, there is a possibility that
                                                no natural person will be liable for the
                                                non-recourse carve-outs.
-----------------------------------------------------------------------------------------

                                    EXHIBIT E

                                    DATA TAPE


Line #   Loan Number   Property Flag   Mortgage Loan Seller   Properties per Loan
------   -----------   -------------   --------------------   -------------------
     1         56694   Loan            Capmark                                  1

     2         56050   Loan            Capmark                                  1
     3         54853   Loan            Capmark                                  1
     4         54589   Loan            Capmark                                  1


















     5         55817   Loan            Capmark                                  1


     6         56527   Loan            Capmark                                  1
     7         56533   Loan            Capmark                                  8
         56533-1       Property
         56533-2       Property
         56533-3       Property
         56533-4       Property
         56533-5       Property
         56533-6       Property
         56533-7       Property
         56533-8       Property
     8         55201   Loan            Capmark                                  1
     9         55630   Loan            Capmark                                  1
    10         56403   Loan            Capmark                                  1














    11         55268   Loan            Capmark                                  1
    12         56838   Loan            Capmark                                  1
    13         56910   Loan            Capmark                                  1
    14         57047   Loan            Capmark                                  1
    15         57082   Loan            Capmark                                  1
    16         53028   Loan            Capmark                                  1
    17         56430   Loan            Capmark                                  1
    18         56701   Loan            Capmark                                  1


    19         56534   Loan            Capmark                                  2
         56534-1       Property
         56534-2       Property
    20         56333   Loan            Capmark                                  1



    21         56311   Loan            Capmark                                  1
    22         56206   Loan            Capmark                                  1
    23         55056   Loan            Capmark                                  1
    24         56373   Loan            Capmark                                  1
    25         55967   Loan            Capmark                                  1













    26         56349   Loan            Capmark                                  1
    27         53694   Loan            Capmark                                  1
















    28         55631   Loan            Capmark                                  1
    29         54957   Loan            Capmark                                  1
    30         55080   Loan            Capmark                                  1

Line #   Property Name                         Address
------   -----------------------------------   ------------------------------------------------------------
     1   Doubletree - Charleston               181 Church Street and 35 Hayne Street

     2   Archstone Canton                      367 Bolivar Street
     3   Hilton - Ontario                      700 North Haven Avenue
     4   Hilton Garden Inn - Tysons Corner     8301 Boone Boulevard


















     5   65 Sprague Street                     63-101 Sprague Street


     6   Hilton Garden Inn - JFK               148-18 134th Street
     7   Walgreens Portfolio III               Various
         Walgreens (Salisbury)                 705 Jake Alexander Boulevard West
         Walgreens (Delavan)                   445 South Wright Street
         Walgreens (Houma)                     West Park Avenue & Bayou Gardens Boulevard
         Walgreens (Kokomo)                    2345 East Markland Avenue
         Walgreens (Lubbock)                   6420 82nd Street
         Walgreens (San Antonio)               7019 South Zarzamora Street
         Walgreens (Sulphur)                   107 South Cities Service Highway
         Walgreens (Whiteville)                803 North JK Powell Boulevard
     8   West Volusia                          2601 South Woodland Boulevard
     9   Silver Lake Office                    800, 802, 820, 821, 841 & 861 Walker Road
    10   The Inn at Little Washington          309 Middle Street














    11   Staybridge Suites - New Orleans       501 Tchoupitoulas Street
    12   The Village at Mayfield Apartments    919 Aintree Park Drive
    13   Brentmoor Apartments                  2080 Brentmoor Drive
    14   Bob's Red Mill Industrial Building    13521 SE Pheasant Court
    15   Regency North Whole Foods Center      7401 West 91st Street
    16   Albers Mill                           1200 NW Naito Parkway
    17   Vanowen Apartments                    21021 Vanowen Street
    18   Roebuck Center                        9076-9098 East Roebuck Parkway (Parkway East / US 11)


    19   Walgreens Portfolio III - Pool 2      Various
         Walgreens Baton Rouge                 5955 Airline Highway
         Walgreens - Richmond                  3700 National Road East
    20   Westgate Center                       3400 Demetropolis Road



    21   Kedzie Plaza                          4812 South Kedzie Avenue
    22   Sure Lock Self Storage                8335 Highway 74
    23   Gloversville Shopping Center          Southwest Corner of NYS Route 30A and Fifth Avenue Extension
    24   Crown Office                          1403-1479 East 12 Mile Road
    25   Lincoln Plaza Center                  145 East 1300 South













    26   Avalon MHP                            3319 Avalon Street
    27   Satterfield Landing Shopping Center   2210 S. Croatan Highway
















    28   100 Enterprise Place                  100 Enterprise Place
    29   A and P Retail                        651 Terry Parkway
    30   Garden Ridge Apartments               6517 Melody Lane

Line #   City               County             State            Zip Code
------   ----------------   ----------------   --------------   --------
     1   Charleston         Charleston         South Carolina      29401

     2   Canton             Norfolk            Massachusetts       02021
     3   Ontario            San Bernardino     California          91764
     4   Vienna             Fairfax            Virginia            22182


















     5   Boston             Suffolk            Massachusetts       02136


     6   Jamaica            Queens             New York            11430
     7   Various            Various            Various          Various
         Salisbury          Rowan              North Carolina      28147
         Delavan            Walworth           Wisconsin           53115
         Houma              Lafourche Parish   Louisiana           70364
         Kokomo             Howard             Indiana             46901
         Lubbock            Lubbock            Texas               79424
         San Antonio        Bexar              Texas               78224
         Sulphur            Calcasieu Parish   Louisiana           70663
         Whiteville         Columbus           North Carolina      28472
     8   Deland             Volusia            Florida             32720
     9   Dover              Kent               Delaware            19904
    10   Washington         Rappahannock       Virginia            22747














    11   New Orleans        Orleans Parish     Louisiana           70130
    12   Mayfield Village   Cuyahoga           Ohio                44143
    13   Raleigh            Wake               North Carolina      27604
    14   Milwaukie          Clackamas          Oregon              97222
    15   Overland Park      Johnson            Kansas              66212
    16   Portland           Multnomah          Oregon              97205
    17   Canoga Park        Los Angeles        California          91303
    18   Birmingham         Jefferson          Alabama             35206


    19   Various            Various            Various          Various
         Baton Rouge        East Baton Rouge   Louisiana           70805
         Richmond           Wayne              Indiana             47374
    20   Mobile             Mobile             Alabama             36693



    21   Chicago            Cook               Illinois            60632
    22   Fairburn           Fulton             Georgia             30213
    23   Gloversville       Fulton             New York            12078
    24   Madison Heights    Oakland            Michigan            48071
    25   Salt Lake City     Salt Lake          Utah                84115













    26   Riverside          Riverside          California          92509
    27   Nags Head          Dare               North Carolina      27959
















    28   Dover              Kent               Delaware            19904
    29   Gretna             Jefferson Parish   Louisiana           70056
    30   Dallas             Dallas             Texas               75231

Line #   Property Type
------   ------------------------------
     1   Hotel

     2   Multifamily
     3   Hotel
     4   Hotel


















     5   Industrial


     6   Hotel
     7   Retail
         Retail
         Retail
         Retail
         Retail
         Retail
         Retail
         Retail
         Retail
     8   Retail
     9   Office
    10   Hotel














    11   Hotel
    12   Multifamily
    13   Multifamily
    14   Mixed Use
    15   Retail
    16   Office
    17   Multifamily
    18   Retail


    19   Retail
         Retail
         Retail
    20   Office



    21   Retail
    22   Self Storage
    23   Retail
    24   Office
    25   Mixed Use













    26   Manufactured Housing Community
    27   Retail
















    28   Industrial
    29   Retail
    30   Multifamily

Line #   Property SubType
------   ------------------------------
     1   Full Service

     2   Garden
     3   Full Service
     4   Full Service


















     5   Flex


     6   Full Service
     7   Anchored
         Anchored
         Anchored
         Anchored
         Anchored
         Anchored
         Anchored
         Anchored
         Anchored
     8   Anchored
     9   Suburban
    10   Full Service














    11   Extended Stay
    12   Garden
    13   Garden
    14   Office/Warehouse
    15   Anchored
    16   General Urban
    17   Garden Style
    18   Anchored


    19   Anchored
         Anchored
         Anchored
    20   Suburban



    21   Unanchored
    22   Self Storage
    23   Anchored
    24   Medical
    25   Office/Retail













    26   Manufactured Housing Community
    27   Anchored
















    28   Flex
    29   Anchored
    30   Garden Style

Line #               Year Built   Year Renovated   Units/Rentable Square Ft.   Primary Unit of Measure   Original Balance
------   ----------------------   --------------   -------------------------   -----------------------   ----------------
     1            1991 and 2002             1998                         212   Rooms                           50,000,000

     2            1989 and 2002              NAP                         243   Units                           44,500,000
     3                     1986             2006                         309   Rooms                           35,000,000
     4                     2006              NAP                         149   Rooms                           23,500,000


















     5   1906, 1915, 1920, 1986             2000                     639,567   SF                              23,000,000


     6                     2005              NAP                         188   Rooms                           21,000,000
     7                  Various              NAP                     117,900   SF                              33,850,000
                           2005              NAP                      14,820   SF                               3,776,096
                           2005              NAP                      14,820   SF                               3,728,498
                           2007              NAP                      14,490   SF                               4,022,018
                           2006              NAP                      14,820   SF                               3,173,190
                           2006              NAP                      14,820   SF                               4,125,146
                           2004              NAP                      14,490   SF                               7,536,325
                           2007              NAP                      14,820   SF                               3,553,972
                           2006                                       14,820   SF                               3,934,755
     8                     1986             2000                     266,548   SF                              20,400,000
     9                     1982             2006                     170,696   SF                              18,000,000
    10              1735 - 1988      1975 - 2007                          16   Rooms                           17,500,000














    11                     2004             2005                         182   Rooms                           16,625,000
    12                1966-1969              NAP                         252   Units                           14,750,000
    13                     2004              NAP                         228   Units                           14,500,000
    14                     1961              NAP                     310,000   SF                              12,900,000
    15                     2003              NAP                      74,059   SF                              12,800,000
    16                     1910             1990                     117,165   SF                              11,700,000
    17                     1988              NAP                          80   Units                           11,070,000
    18                     1960             2005                     152,243   SF                               9,900,000


    19                     2006              NAP                      29,640   SF                               8,900,000
                           2006              NAP                      14,820   SF                               4,493,666
                           2006              NAP                      14,820   SF                               4,406,334
    20                     1972             1996                     114,500   SF                               7,500,000



    21                     1987              NAP                      53,637   SF                               7,000,000
    22                     2004              NAP                         525   Units                            5,840,000
    23                     1962             2006                     131,575   SF                               5,250,000
    24            1962 and 2000             1993                      52,313   SF                               5,200,000
    25                     1990              NAP                      60,312   SF                               5,000,000













    26                     1965              NAP                         110   Pads                             4,400,000
    27                     1984             2006                      46,550   SF                               4,250,000
















    28                     1987              NAP                      55,050   SF                               4,000,000
    29                     1985              NAP                      41,751   SF                               4,000,000
    30                     1970             1998                         170   Units                            3,500,000

Line #   Cut-off Date   Cut-off Balance   LTV at Cut-off   Maturity Balance   LTV at Maturity   Appraisal "As Cured" Value
------   ------------   ---------------   --------------   ----------------   ---------------   --------------------------
     1       3/1/2007        50,000,000             68.2         50,000,000              68.2                73,300,000.00

     2       3/1/2007        44,500,000             78.3         44,500,000              78.3                56,800,000.00
     3       3/1/2007        35,000,000             78.7         31,614,885              71.0                44,500,000.00
     4       3/1/2007        23,500,000             66.8         22,128,896              62.9                35,200,000.00


















     5       3/1/2007        23,000,000             64.6         23,000,000              64.6                35,600,000.00


     6       3/1/2007        21,000,000             62.7         18,911,902              56.5                33,500,000.00
     7       3/1/2007        33,850,000             79.3         33,850,000              79.3                42,670,000.00
             3/1/2007         3,776,096             79.3          3,776,096              79.3                    4,760,000
             3/1/2007         3,728,498             79.3          3,728,498              79.3                    4,700,000
             3/1/2007         4,022,018             79.3          4,022,018              79.3                    5,070,000
             3/1/2007         3,173,190             79.3          3,173,190              79.3                    4,000,000
             3/1/2007         4,125,146             79.3          4,125,146              79.3                    5,200,000
             3/1/2007         7,536,325             79.3          7,536,325              79.3                    9,500,000
             3/1/2007         3,553,972             79.3          3,553,972              79.3                    4,480,000
             3/1/2007         3,934,755             79.3          3,934,755              79.3                    4,960,000
     8       3/1/2007        20,400,000             80.0         18,310,081              71.8                25,500,000.00
     9       3/1/2007        18,000,000             75.0         16,834,553              70.1                24,000,000.00
    10       3/1/2007        17,500,000             66.3         15,827,604              60.0                26,400,000.00














    11       3/1/2007        16,625,000             60.5         14,365,819              52.2                27,500,000.00
    12       3/1/2007        14,750,000             77.6         14,750,000              77.6                19,000,000.00
    13       3/1/2007        14,500,000             78.4         14,140,326              76.4                18,500,000.00
    14       3/1/2007        12,900,000             73.9         11,386,086              65.2                17,450,000.00
    15       3/1/2007        12,800,000             80.0         12,800,000              80.0                16,000,000.00
    16       3/1/2007        11,700,000             75.5         10,949,337              70.6                15,500,000.00
    17       3/1/2007        11,070,000             74.8         11,070,000              74.8                14,800,000.00
    18       3/1/2007         9,900,000             83.4          8,310,065              70.0                11,870,000.00


    19       3/1/2007         8,900,000             79.4          8,900,000              79.4                11,210,000.00
             3/1/2007         4,493,666             79.4          4,493,666              79.4                 5,660,000.00
             3/1/2007         4,406,334             79.4          4,406,334              79.4                 5,550,000.00
    20       3/1/2007         7,500,000             60.2          4,877,682              39.1                12,465,000.00



    21       3/1/2007         7,000,000             75.3          6,221,191              66.9                 9,300,000.00
    22       3/1/2007         5,840,000             80.0          5,261,347              72.1                 7,300,000.00
    23       3/1/2007         5,250,000             70.9          4,559,491              61.6                 7,400,000.00
    24       3/1/2007         5,200,000             79.4          4,664,165              71.2                 6,550,000.00
    25       3/1/2007         4,993,270             73.4          4,224,180              62.1                 6,800,000.00













    26       3/1/2007         4,400,000             75.5          4,400,000              75.5                 5,830,000.00
    27       3/1/2007         4,250,000             78.0          3,652,248              67.0                 5,450,000.00
















    28       3/1/2007         4,000,000             65.6          3,743,010              61.4                 6,100,000.00
    29       3/1/2007         3,991,424             73.9          3,397,221              62.9                 5,400,000.00
    30       3/1/2007         3,500,000             70.0          3,081,614              61.6                 5,000,000.00

Line #   Date of Valuation   First Payment Date   Interest Rate   Interest Calculation (30/360 / Actual/360)
------   -----------------   ------------------   -------------   ------------------------------------------
     1            2/1/2007             5/1/2007            5.65   ACT/360

     2          12/12/2006             5/1/2007            5.48   ACT/360
     3           8/10/2006            12/1/2006           5.980   ACT/360
     4           7/25/2006             2/1/2007           6.500   ACT/360


















     5           1/25/2007             5/1/2007            5.59   ACT/360


     6            1/1/2007             5/1/2007            5.82   ACT/360
     7             Various             5/1/2007            5.66   ACT/360
                 1/11/2007             5/1/2007            5.66   ACT/360
                 1/17/2007             5/1/2007            5.66   ACT/360
                 1/24/2007             5/1/2007            5.66   ACT/360
                 1/12/2007             5/1/2007            5.66   ACT/360
                 1/18/2007             5/1/2007            5.66   ACT/360
                 1/19/2007             5/1/2007            5.66   ACT/360
                 1/10/2007             5/1/2007            5.66   ACT/360
                 1/13/2007             5/1/2007            5.66   ACT/360
     8          10/19/2006             4/1/2007            5.65   ACT/360
     9          12/13/2006             4/1/2007           5.980   ACT/360
    10           12/7/2006             3/1/2007           6.050   ACT/360














    11           9/19/2006             3/1/2007           5.840   ACT/360
    12           2/12/2007             5/1/2007            5.54   ACT/360
    13           2/13/2007             5/1/2007            5.72   ACT/360
    14            9/1/2007             5/1/2007            5.82   ACT/360
    15           2/26/2007             5/1/2007            5.44   ACT/360
    16            8/4/2006            12/1/2006           6.020   ACT/360
    17           1/12/2007             4/1/2007           5.750   ACT/360
    18            2/1/2007             5/1/2007            5.65   ACT/360


    19             Various             5/1/2007            5.66   ACT/360
                 1/10/2007             5/1/2007            5.66   ACT/360
                 1/12/2007             5/1/2007            5.66   ACT/360
    20            2/1/2007             4/1/2007           5.780   ACT/360



    21           1/27/2007             4/1/2007            5.66   ACT/360
    22           12/1/2006             3/1/2007           5.850   ACT/360
    23           11/9/2006             4/1/2007           6.030   ACT/360
    24           2/12/2007             5/1/2007            5.62   ACT/360
    25           12/1/2006             3/1/2007           5.875   ACT/360













    26          12/15/2006             4/1/2007           6.160   ACT/360
    27            2/3/2007             5/1/2007            6.45   ACT/360
















    28          12/13/2006             4/1/2007           6.020   ACT/360
    29           8/30/2006             2/1/2007           6.050   ACT/360
    30            9/6/2006            12/1/2006           5.720   ACT/360

Line #   Original Amort. Term (Months)   Original Balloon Term (Months)   Original Interest Only Period (Months)
------   -----------------------------   ------------------------------   --------------------------------------
     1                               0                              120                                      120

     2                               0                              120                                      120
     3                             360                              120                                       36
     4                             360                              120                                       60


















     5                               0                              120                                      120


     6                             360                              120                                       36
     7                               0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
     8                             360                              120                                       36
     9                             360                               84                                       24
    10                             360                              120                                       36














    11                             360                              120                                       12
    12                               0                              120                                      120
    13                             360                               60                                       36
    14                             360                              120                                       24
    15                               0                               84                                       84
    16                             360                              120                                       60
    17                               0                              120                                      120
    18                             360                              120                                        0


    19                               0                              120                                      120
                                     0                              120                                      120
                                     0                              120                                      120
    20                             240                              120                                        0



    21                             420                              120                                        0
    22                             360                              120                                       36
    23                             360                              120                                       12
    24                             360                              120                                       36
    25                             360                              120                                        0













    26                               0                               60                                       60
    27                             360                              120                                        0
















    28                             360                               84                                       24
    29                             360                              120                                        0
    30                             360                              120                                       24

Line #   Rem IO Period   Monthly Debt Service   Remaining Term to Amortitization (Months)
------   -------------   --------------------   -----------------------------------------
     1             120              238686.34                                           0

     2             120              206039.12                                           0
     3              32              209392.85                                         360
     4              58              148535.99                                         360


















     5             120              108629.75                                           0


     6              36              123485.73                                         360
     7             120              161876.66                                           0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
                   120                                                                  0
     8              36               117756.1                                         360
     9              24              107687.75                                         360
    10              35              105484.56                                         360














    11              11               97971.58                                         360
    12             120               69041.61                                           0
    13              36               84341.93                                         360
    14              24               75855.52                                         360
    15              84               58832.59                                           0
    16              56               70297.93                                         360
    17             120               53780.47                                           0
    18               0               57146.34                                         360


    19             120               42561.37                                           0
                   120                                                                  0
                   120                                                                  0
    20               0               52784.79                                         240



    21               0               38327.97                                         420
    22              35               34452.55                                         360
    23              12               31577.73                                         360
    24              36               29917.72                                         360
    25               0               29576.89                                         359













    26              60               22900.37                                           0
    27               0               26723.29                                         360
















    28              24               24033.48                                         360
    29               0               24110.76                                         358
    30              20                20358.4                                         360

Line #   Remaining Term to Maturity (Months)   ARD (Y/N)   Maturity/ARD Date   Lockbox
------   -----------------------------------   ---------   -----------------   -------
     1                                   120   No                   4/1/2017   Soft

     2                                   120   No                   4/1/2017   None
     3                                   116   No                  11/1/2016   None
     4                                   118   No                   1/1/2017   Soft


















     5                                   120   No                   4/1/2017   None


     6                                   120   No                   4/1/2017   Soft
     7                                   120   No                   4/1/2017   Hard
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
     8                                   120   No                   3/1/2017   None
     9                                    84   No                   3/1/2014   None
    10                                   119   No                   2/1/2017   Soft














    11                                   119   No                   2/1/2017   None
    12                                   120   No                   4/1/2017   None
    13                                    60   No                   4/1/2012   None
    14                                   120   No                   4/1/2017   Hard
    15                                    84   No                   4/1/2014   None
    16                                   116   No                  11/1/2016   None
    17                                   120   No                   3/1/2017   None
    18                                   120   No                   4/1/2017   None


    19                                   120   No                   4/1/2017   Hard
                                         120   No                   4/1/2017
                                         120   No                   4/1/2017
    20                                   120   No                   3/1/2017   None



    21                                   120   No                   3/1/2017   None
    22                                   119   No                   2/1/2017   None
    23                                   120   No                   3/1/2017   None
    24                                   120   No                   4/1/2017   None
    25                                   119   No                   2/1/2017   Soft













    26                                    60   No                   3/1/2012   None
    27                                   120   No                   4/1/2017   Soft
















    28                                    84   No                   3/1/2014   None
    29                                   118   No                   1/1/2017   None
    30                                   116   No                  11/1/2016   None

Line #   Prepayment Provision
------   ---------------------------------------------------------------------------------------------------
     1   Lock/23_Defeasance/93_0%/4

     2   Lock/23_Defeasance/93_0%/4
     3   Lock/28_Defeasance/88_0%/4
     4   Lock/26_Defeasance/92_0%/2


















     5   Lock/23_Defeasance/95_0%/2


     6   Lock/23_Defeasance/93_0%/4
     7   Lock/23_Defeasance or >YM or 1%/93_0%/4








     8   Lock/24_Defeasance/94_0%/2
     9   Lock/24_>YM or 1%/56_0%/4
    10   Lock/25_Defeasance/91_0%/4














    11   Lock/25_Defeasance/91_0%/4
    12   Lock/23_Defeasance/93_0%/4
    13   Lock/23_Defeasance/35_0%/2
    14   Lock/23_Defeasance/95_0%/2
    15   Lock/23_Defeasance/58_0%/3
    16   Lock/28_Defeasance or >YM1%/31_Defeasance or >YM1% or 5.0%/12_4.0%/12_3.0%/12_2.0%/12_1.0%/9_0.0%/4
    17   Lock/24_Defeasance/94_0%/2
    18   Lock/23_Defeasance/93_0%/4


    19   Lock/23_Defeasance or >YM or 1%/93_0%/4


    20   Lock/24_Defeasance/94_0%/2



    21   Lock/24_Defeasance/92_0%/4
    22   Lock/25_Defeasance/93_0%/2
    23   Lock/24_Defeasance/94_0%/2
    24   Lock/23_Defeasance/94_0%/3
    25   Lock/25_Defeasance/93_0%/2













    26   Lock/24_Defeasance/34_0%/2
    27   Lock/23_Defeasance/90_0%/7
















    28   Lock/24_>YM or 1%/56_0%/4
    29   Lock/26_Defeasance/91_0%/3
    30   Lock/28_Defeasance/88_0%/4

Line #   Crossed-Collateralized   Physical Occupancy at UW   Rent Roll/Census Date
------   ----------------------   ------------------------   ---------------------
     1   No                                           79.8              12/31/2006

     2   No                                           97.9               3/12/2007
     3   No                                             58               8/31/2006
     4   No                                           50.5              11/30/2006


















     5   No                                          88.24               2/14/2007


     6   No                                           90.9              12/31/2006
     7   No                                            100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
     8   No                                          98.17               12/5/2006
     9   No                                            100               12/7/2006
    10   No                                             78               9/30/2006














    11   No                                             89               9/30/2006
    12   No                                          94.84               2/14/2007
    13   No                                          95.18               2/28/2007
    14   No                                            100                3/1/2007
    15   No                                          92.23                3/6/2007
    16   No                                             89                8/1/2006
    17   No                                             99                3/1/2007
    18   No                                          97.73               11/1/2006


    19   No                                            100                3/1/2007
                                                       100                3/1/2007
                                                       100                3/1/2007
    20   No                                             95               2/15/2007



    21   No                                           96.3              12/13/2006
    22   No                                             95              12/28/2006
    23   No                                            100                2/6/2007
    24   No                                          97.01                2/1/2007
    25   No                                            100               11/1/2006













    26   No                                           98.2                1/1/2007
    27   No                                            100                3/1/2007
















    28   No                                            100               12/7/2006
    29   No                                            100                9/1/2006
    30   No                                             98               8/26/2006

Line #   Major Tenant Name #1
------   ----------------------------------------------
     1

     2
     3
     4


















     5   Sporto


     6
     7   Walgreens
         Walgreens
         Walgreens
         Walgreens
         Walgreens
         Walgreens
         Walgreens
         Walgreens
         Walgreens
     8   Winn Dixie
     9   State of DE Dept. of Insurance
    10














    11
    12
    13
    14   Bob's Red Mill Natural Foods
    15   Whole Foods Market
    16   Wheat Marketing Center Inc.
    17
    18   Food World (Bruno's)


    19   Walgreens
         Walgreens
         Walgreens
    20   Sears (includes Storage Space)



    21   Fashion Bug
    22
    23   Tractor Supply Company
    24   JSP International
    25   Salt Lake City Criminal Justice













    26
    27   Food Lion
















    28   State of Delaware - Dept of Admin Services
    29   The Great Atlantic & Pacific Tea Company, Inc.
    30

Line #   Major Tenant Name #2
------   ----------------------------------------------------------------
     1

     2
     3
     4


















     5   John Hancock Life Insurance


     6
     7








     8   Belk
     9   State of DE Office of Mgt and Budget
    10














    11
    12
    13
    14
    15   Cinzetti's (Ground Lease)
    16   Soderstrom Architects PC
    17
    18   USPS


    19


    20   American Red Cross



    21   City of Chicago
    22
    23   Grossmans' Division of E.C. BARTON & Company dba Bargains Outlet
    24   Leukemia Society
    25   EZ Loan













    26
    27   Staples
















    28   State of Delaware - Dept of Elections
    29
    30

Line #   Major Tenant Name #3
------   --------------------------------------
     1

     2
     3
     4


















     5   Goddess Bra Company


     6
     7








     8   T J Maxx
     9   Playtex
    10














    11
    12
    13
    14
    15   Metcalf Discount Liquor
    16   Turner Construction Company
    17
    18   Hancock Fabrics


    19


    20   State of Alabama Public Safety



    21   Sears Roebuck
    22
    23   Moran Foods, Inc. dba Save-A-Lot, Ltd.
    24   St John IT
    25   Blimpie of Utah













    26
    27
















    28   Easter Seals
    29
    30

Line #   Major Tenant Sq. Ft. #1   Major Tenant Sq. Ft. #2   Major Tenant Sq. Ft. #3
------   -----------------------   -----------------------   -----------------------
     1

     2
     3
     4


















     5                    99,956                    88,000                    59,899


     6
     7
                          14,820
                          14,820
                          14,490
                          14,820
                          14,820
                          14,490
                          14,820
                          14,820
     8                    50,085                    50,000                    30,000
     9                    26,141                    18,369                    17,802
    10














    11
    12
    13
    14                   310,000
    15                    40,492                    14,000                     7,000
    16                     9,443                     8,088                     7,958
    17
    18                    65,343                    19,215                    14,986


    19
                          14,820
                          14,820
    20                    53,000                    30,000                    12,000



    21                     9,000                     8,000                     7,605
    22
    23                    30,468                    30,000                    15,000
    24                     9,747                     7,854                     7,677
    25                    40,679                     2,800                     2,750













    26
    27                    29,100                    17,450                         0
















    28                    17,332                    14,304                    13,355
    29                    41,751                         0                         0
    30

Line #   Major Tenant Lease Expiration Date #1   Major Tenant Lease Expiration Date #2
------   -------------------------------------   -------------------------------------
     1

     2
     3
     4


















     5                              12/31/2007                               7/31/2010


     6
     7
                                     3/31/2081
                                     9/30/2080
                                     2/28/2082
                                    10/31/2081
                                     8/30/2081
                                     9/30/2079
                                     8/31/2081
                                     2/28/2082
     8                               2/28/2012                              10/11/2007
     9                               4/30/2013                               5/31/2016
    10














    11
    12
    13
    14                               9/30/2022
    15                               1/31/2022                               1/31/2023
    16                              12/31/2009                               1/31/2008
    17
    18                               5/31/2020                               8/31/2016


    19
                                     4/30/2081
                                     7/31/2081
    20                              10/31/2013                               1/20/2013



    21                               3/31/2012                              10/31/2008
    22
    23                               6/27/2016                               6/14/2016
    24                               2/28/2011                               7/31/2012
    25                              10/31/2011                               4/30/2009













    26
    27                               5/12/2011                               2/28/2017
















    28                               5/31/2021                               4/30/2015
                                            29                               5/31/2015
    30

Line #   Major Tenant Lease Expiration Date #3   Major Tenant Rental Rate #1   Major Tenant Rental Rate #2
------   -------------------------------------   ---------------------------   ---------------------------
     1

     2
     3
     4


















     5                               7/31/2010                          5.63                           5.5


     6
     7
                                                                       20.24
                                                                       19.81
                                                                       22.04
                                                                       16.87
                                                                       21.91
                                                                       40.65
                                                                       18.89
                                                                       21.09
     8                               1/31/2008                          7.13                           5.5
     9                              12/31/2011                         17.51                         17.51
    10














    11
    12
    13
    14                                                                  4.19
    15                               4/30/2013                         15.25                         10.71
    16                              10/31/2010                         17.51                         13.78
    17
                                            18                          5.21                         10.75


    19
                                                                       24.05
                                                                       23.62
    20                               10/2/2015                         10.15                           9.5



    21                               5/31/2010                           9.5                         21.79
    22
    23                               1/25/2012                             2                          3.43
    24                              12/31/2011                         13.65                            14
    25                              11/30/2011                         12.83                         12.25













    26
                                            27                          7.93                         15.75
















    28                               5/31/2011                          16.5                             8
                                            29                         11.73                             0
    30

Line #   Major Tenant Rental Rate #3
------   ---------------------------
     1

     2
     3
     4


















     5                          4.02


     6
     7








     8                             5
     9                            16
    10














    11
    12
    13
    14
    15                            21
    16                            17
    17
    18                          4.34


    19


    20                            11



    21                            11
    22
    23                           5.5
    24                          13.5
    25                          11.6













    26
    27                             0
















    28                            13
    29                             0
    30

Line #   Current Operating Statement Date
------   --------------------------------------
     1   12/31/2006

     2   12/31/2006
     3   8/31/2006
     4   11/30/2006 (YTD 4/1/2006 - 11/30/2006)


















     5   10/31/2006 (Annualized 10 months)


     6   12/31/2006
     7








     8   12/31/2005
     9   11/30/2006 (Annualized 11 months)
    10   9/30/2006 (TTM)














    11   9/30/2006 (TTM)
    12   11/30/2006 (Annualized 11 months)
    13   12/31/2006
    14
    15   12/31/2006
    16   07/31/2006 (TTM)
    17   12/31/2006
    18   12/31/2006


    19


    20   12/31/2006



    21   11/30/2006 (TTM)
    22   10/31/2006 (TTM)
    23
    24   12/31/2006
    25   11/30/2006 (TTM)













    26   12/31/2006 (Annualized 6 months)
    27   12/31/2006
















    28   11/30/2006 (Annualized 11 months)
    29   12/31/2005
    30   6/30/2006 (TTM)

Line #   Current NOI   Second Most Recent Operating Statement Date   Second Most Recent NOI
------   -----------   -------------------------------------------   ----------------------
     1       4729233                                    12/31/2005                  4482256

     2       2898108                                    12/31/2005                  2973589
     3        175994                                    12/31/2005                  2898600
     4        935091                                                                      0


















     5     2,102,501                                    12/31/2005                1,996,941


     6       2718415
     7








     8    1773118.73                                    12/31/2004               1542038.53
     9       1213966                                    12/31/2005                  1295906
    10       1828696                                    12/31/2005                  1791044














    11       4986447                                    12/31/2005                  1570005
    12       1051607                                    12/31/2005                  1158299
    13       1027614                                    12/31/2005                   523152
    14
    15        842985                                    12/31/2005                   803339
    16        983922                                    12/31/2005                   846396
    17        900414                                    12/31/2005                   774591
    18        954950                                    12/31/2005                   848131


    19


    20        959436                                    12/31/2005                   932487



    21        590468                                    12/31/2005                   586441
    22        478840                                    12/31/2005                   356262
    23                                                                                    0
    24        571516                                    12/31/2005                   636954
    25     539738.13                                    12/31/2005                472875.71













    26     346150.56                                    12/31/2005                355858.78
    27        142404                                    12/31/2005                   213587
















    28     307341.08                                    12/31/2005                162251.93
    29        466353                                    12/31/2004                   466353
    30        445246                                    12/31/2005                   427785

Line #   Third Most Recent Operating Statement Date   Third Most Recent NOI
------   ------------------------------------------   ---------------------
     1                                   12/31/2004                 3912144

     2                                   12/31/2004                 3045101
     3                                   12/31/2004                 2378656
     4


















     5


     6
     7








     8
     9
    10                                   12/31/2004                 2026419














    11
    12                                   12/31/2004                 1102608
    13                                   12/31/2004                 (216202)
    14
    15                                   12/31/2004                 1109014
    16                                   12/31/2004                 1175284
    17                                   12/31/2004                  758873
    18                                   12/31/2004                  841281


    19


    20                                   12/31/2004                  924636



    21                                   12/31/2004                  649822
    22
    23
    24                                   12/31/2004                  606323
    25                                   12/31/2004               568725.55













    26
    27
















    28
    29
    30                                   12/31/2004                  341363

Line #   Fourth Most Recent Operating Statement Date   Fourth Most Recent NOI   UW DSCR (Based on UW NCF)   UW Revenue
------   -------------------------------------------   ----------------------   -------------------------   ----------
     1                                                                                               1.86     14529000

     2                                                                                               1.30      4490479
     3                                    12/31/2003                  3231272                        1.38     14213000
     4                                                                                               1.39      7477000


















     5                                                                                               1.81      2969778


     6                                                                                               1.63      9116000
     7                                                                                               1.37      2669131
                                                                                                                300000
                                                                                                             293599.92
                                                                                                             319400.04
                                                                                                             249999.96
                                                                                                             324730.92
                                                                                                             588999.96
                                                                                                                279900
                                                                                                             312500.04
     8                                                                                               1.19   2190293.85
     9                                                                                               1.27      2956762
    10                                                                                               1.57     11962000














    11                                                                                               1.77      6146000
    12                                                                                               1.54      2510700
    13                                                                                               1.15      1749257
    14                                                                                               1.24      1235258
    15                                                                                               1.32       990890
    16                                                                                                1.2   1812974.38
    17                                                                                               1.39      1144637
    18                                                                                               1.24    997948.31


    19                                                                                               1.38       706450
                                                                                                             356450.04
                                                                                                             350000.04
    20                                                                                               1.27      1071978



    21                                                                                                1.3       724441
    22                                                                                               1.14    655840.93
    23                                                                                               1.38    688273.83
    24                                                                                               1.33    709271.31
    25                                                                                               1.31    729483.21













    26                                                                                               1.35    521726.12
    27                                                                                               1.22    484824.54
















    28                                                                                               1.68       588921
    29                                                                                               1.31       427322
    30                                                                                               1.52      1060039

Line #   UW EGI       UW Exp        UW NOI        UW Res     UW TI/LC      UW NCF        Replacement Reserve taken at Closing
------   ----------   -----------   -----------   --------   -----------   -----------   ------------------------------------
     1     14529000       8626000       5903000     581000             0       5322000                                      0

     2      4641736       1360768       3280969      56416                     3221553
     3     14213000      10180000       4033000     569000             0       3464000                                      0
     4      7477000       4698000       2779000     299000             0       2480000                                   1000


















     5      4465281       1768203       2697078     127913        214467       2354698                                      0


     6      9116000       6329000       2787000     365000             0       2422000
     7      2669131             0       2669131      11790             0       2657341
             300000             0        300000       1482             0        298518
          293599.92             0     293599.92       1482             0     292117.92
          319400.04             0     319400.04       1449             0     317951.04
          249999.96             0     249999.96       1482             0     248517.96
          324730.92             0     324730.92       1482             0     323248.92
          588999.96             0     588999.96       1449             0     587550.96
             279900             0        279900       1482             0        278418
          312500.04             0     312500.04       1482             0     311018.04
     8   2712002.54   846234.8421    1839112.91    26654.8     152235.32   1686877.586                                      0
     9      2956762    1136270.50   1820491.933    51208.8   132401.4025    1636881.73                                  75000
    10     11962000       9552000       2410000     419000             0       1991000                                      0














    11      6146000       3817000       2329000     246000             0       2083000                                   1000
    12      2717188       1385555       1331633      56700             0       1274933                                      0
    13      1890965        682531       1208434      45600             0       1162834                                      0
    14      1235258             0       1235258      55198         52815       1127245                                      0
    15      1465743        517078        948665       6006         12880        929779
    16   1974753.38     827496.14    1147257.24   17574.75     118844.11    1010838.38                                  17575
    17      1190293     260735.79     929557.21      35120             0     894437.21                                      0
    18   1198144.24     294153.01     903991.23   22836.45      33939.87     847214.91


    19       706450             0        706450       2964             0        703486
          356450.04             0     356450.04       1482             0     354968.04
          350000.04             0     350000.04       1482             0     348518.04
    20      1099993     214860.89     885132.11      17175      65303.07     802654.04                                      0



    21      1075958        436267        639691       8046         32616        599029                                 184653
    22    696214.93     216862.58     479352.35     7086.5             0     472265.85                                      0
    23    987876.51     399646.06     588230.45      21052      44003.15      523175.3                                      0
    24    780676.84     249102.07     531574.77    7846.95      45133.74     478594.08
    25    814520.95      294993.9     519527.05     9046.8      46247.61     464232.64                                      0













    26    667026.12     292681.04     374345.08       4400             0     369945.08                                      0
    27    531324.54     112871.74      418452.8    6726.72      20338.69     391387.39                                  18954
















    28       643921        128257        515664    15964.5      14698.67        485001                                  30000
    29       561138        138855        422283      11795         32190        378298                                      0
    30      1093577        678569        415008      42500             0        372508                                      0

Line #   Monthly Replacment Reserve   TI/LC Taken at Closing   Monthly TI/LC   Tax at Closing
------   --------------------------   ----------------------   -------------   --------------
     1                            0                        0               0                0

     2
     3                            0                        0               0                0
     4                        22250                        0               0         52847.58


















     5                            0                        0               0                0


     6                        30387
     7








     8                      2221.23                   100000        10001.45        133138.25
     9                            0                   425000               0         99739.06
    10                            0                        0               0         20250.06














    11                        19833                        0               0        198119.76
    12                         5250                        0               0        114564.95
    13                         3800                        0               0         44409.08
    14                            0                   500000               0                0
    15                                                                               83516.71
    16                            0                   119750               0                0
    17                      1333.33                        0               0                0
    18                      1903.04                                  2886.96


    19


    20                            0                        0               0          14528.8



    21                          670                    71478            2721         20493.31
    22                            0                        0               0            18720
    23                      1754.33                        0         3666.93         30333.86
    24                       653.91
    25                          754                    55000               0          23877.5













    26                       366.67                        0               0                0
    27                       560.56                        0         1692.49           5148.6
















    28                            0                   120000               0         18699.38
    29                            0                        0               0                0
    30                            0                        0               0         71165.03

Line #   Monthly Tax Constant/Escrow   Insurance at Closing   Monthly Inssurance Constant/Escrow
------   ---------------------------   --------------------   ----------------------------------
     1                             0                      0                                    0

     2
     3                             0                      0                                    0
     4                       26423.8               36839.68                              4604.96


















     5                      45842.83               36100.35                              6016.73


     6
     7








     8                      28827.65               47558.88                             11889.72
     9                      16623.18               19943.04                              3323.84
    10                          6750               95980.08                             13711.44














    11                      25201.82                      0                              7049.65
    12                      28641.24               38447.26                              3844.73
    13                      11102.27                6531.23                              3265.62
    14                             0                      0                                    0
    15                                              4098.36
    16                             0                      0                                    0
    17                        6013.4                      0                              2215.78
    18


    19


    20                       4842.93               18735.87                              3122.65



    21                      20493.31               11789.42                              1071.77
    22                          3744                2191.98                               730.66
    23                      10111.29                1631.15                               815.58
    24                      10958.16                                                      840.31
    25                       7959.17                 2325.5                              1162.75













    26                       4879.09                 3442.5                                382.5
    27                       1287.15                25641.1                              2564.11
















    28                       3116.56                5168.85                               861.48
    29                             0                      0                                    0
    30                        7116.5                4291.22                              4291.22

Line #   Engineering Reserve taken at Closing   Other Reserve
------   ------------------------------------   -------------
     1                                      0               0

     2                                  45000
     3                                      0               0
     4                                      0       740452.48


















     5                                  86850           50000


     6
     7








     8                                 472500               0
     9                                      0               0
    10                                      0          878000














    11                                      0               0
    12                                   6875               0
    13                                      0               0
    14                                      0          431700
    15                                 9062.5
    16                                 115675               0
    17                                      0               0
    18                                                 150000


    19


    20                                      0               0



    21                                      0               0
    22                                      0               0
    23                                  32130               0
    24
    25                                      0               0













    26                                      0               0
    27                                   5000          350000
















    28                                      0               0
    29                                      0               0
    30                                  93750               0

Line #   Description Other Reserve
------   ----------------------------------------------------------------------------------------------------
     1   Lender will waive the escrow requirements for the Ground Lease so long as Borrower provides satisfactory evidence that the obligations under the ground Lease are current, and fully satisfied.
     2
     3
     4   Borrower has established an Interest Reserve until the Property has achieved Stabilization, to secure its obligations of monthly installments of principal, interest, tax escrows, insurance escrows and replacement reserve escrows. Borrower deposited $740,452.48 consisting of (i) $270,452.48 currently held by Lender in the interest reserve account with respect to the construction loan on the Property that closed as of October 2004 and which the Loan is refinancing (the Construction Loan Funds) and (ii) $470,000.00 which
         Borrower has deposited with Lender pursuant to that certain Forward Rate Lock
         Agreement dated October 12, 2006 (the Rate Lock Funds; together with the Construction
         Loan Funds, the "Interest Reserve Escrow") which is approximately six months interest due and payable under the Note. Stabilization shall mean such time that (a) Lender shall have determined that the Property has achieved and maintained for period of three consecutive months, a minimum DSCR of 1.35x based on the trailing 6 month net operating income and applying Lenders then-applicable underwriting standards and adjustments, and (b) no Event of Default shall have occurred or is continuing. Prior to Stabilization and provided no Event of Default has occurred, Lender in its sole discretion may disburse sums from the Interest Reserve Escrow to pay sums which are due and payable to Lender. Upon Lenders determination of such DSCR being met and Stabilization having been achieved the interest reserve requirement shall no longer apply and the remaining balance, if any, shall be released to Borrower.
     5   Phase I Remediation (Environmental Reserve): Borrower has established an Environmental Reserve by depositing $50,000 at closing for payment of costs and expenses related to remediation of the past
         UST located at the subject property.
     6
     7








     8
     9
    10   Borrower has established a Post Closing Reserve by depositing $250,000 at closing for payment of all post-closing obligations. The funds shall be released to Borrower (less any costs, fees or expenses of Lender required for post-closing expenses, including but not limited to, increased insurance premiums and outstanding invoices) at such time as each of the items listed on Exhibit A of the Post Closing Agreement is considered fully satisfied. Borrower has established a Renovation
         Escrow by depositing $628,000 at closing for payment of the planned renovations/additions.
         Withdrawals from the Renovation Escrow shall be periodically made by Borrower in accordance with the terms and conditions of the Blocked Account Agreement in amounts to be determined for the purpose of financing certain construction costs in connection with the renovation of the Property including completion of the items set forth on Exhibit A of the Renovation Side Letter Agreement. Within 2
         business day following the disbursement of any funds from the Renovation Escrow, Borrower shall provide Lender with an itemization of the invoices, bills and work orders paid from such account.
         Borrower's failure to timely provide such information shall constitute a triggering event such that
         Lender may notify the Bank that Lender alone may control the bank accounts and Borrowers control over such bank accounts shall immediately cease.
    11
    12
    13
    14   Debt Service Reserve
    15
    16
    17
    18   The Borrower will fund $150,000 at closing for the exclusive purspose of re-tenanting of the Hancock
         Space. Only after Hancock space has been re-tenanted, any remaining funds in this reserve can then be transferred into the monthly TI/LC collections reserve.
    19


    20   Sears has the right to terminate the Sears Lease prior to the expiration of the lease term. In the event that Sears exercises its option to terminate the Sears Lease, Borrower shall immediately (i)
         notify Lender in writing, and (ii) pay to Lender for deposit into the Sears Space TI/LC Reserve
         Account an amount equal to the greater of (A) $300,000.00 or (B) the amount paid by Sears on account of the early termination of its Lease.
    21
    22
    23
    24
    25   Borrower has established an Excess Cash Flow Reserve at closing for the purpose of depositing all excess cash flow generated by the Property, in accordance with the Lockbox Agreement. Amounts in the
         Excess Cash Flow Reserve Account may be applied as follows, as determined by Lender: (i) to a partial Defeasance of the Loan in connection with a paydown of the Loan to cure a DSCR Event; (ii)
         to the payment of any debt service payment due with respect to the Loan; (iii) to any Reserve
         Account; or (iv shall be held in the Excess Cash Flow Reserve Account as additional collateral for the Loan. Provided no Event of Default exists, upon a Lease Trigger Cure, Lender shall disburse to
         Borrower all funds, if any, then remaining on deposit. A Lease Trigger Cure Event shall mean the earlier to occur of: (x) the date the Lake City Criminal Justice Lease is renewed for a period of not less than five (5) years at a minimum gross rent of at least $12.45 per square foot, pursuant to a Lease approved by Lender; or (y) the date a replacement tenant or tenants for Lake City Criminal
         Justice has or have (A) executed one or more Leases approved by Lender and, (B) taken possession of the leased premises, (C) opened for business, and (D) begun paying rent without abatement or default as evidenced by an estoppel certificate from the replacement tenant(s) in favor of Lender in form and substance acceptable to Lender.
    26
    27   Tenant Termination Holdback: Borrower has established an Excess Cash Flow reserve account, the excess cash flow generated by the Property shall be deposited into the Excess Cash Flow Reserve as determined by Lender in Lender's sole discretion (i) to the outstanding principal balance of the
         Loan (ii)to the payment of any debt service payment due with respect to the Loan (iii) to any other
         Reserve Account; or (iv) shall be held in the Excess Cash Flow Reserve Account as additional collateral for the loan. Borrower has established a Tenant Termination Holdback by depositing from the Bo Taylor Homes Lease Termination Agreement Reserve Account upon Borrower's performance, to
         $175,000 for the Bo Taylor tenant. Lender shall make disbursements Lender's satisfaction, of all conditions to disbursement and Lender's receipt of a letter the Bo Taylor Homes Tenant certifying that all amounts owed to the Bo Taylor Homes Tenant pursuant to the Bo Taylor Homes Termination
         Agreement have been received by the Bo Taylor Homes Tenant, and no other amounts are owed to the Bo
         Taylor Homes Tenant pursuant to the terms of the Bo Taylor Homes Termination Agreement. Borrower has established a Tenant Termination Holdback by depositing $175,000 for the Mrs. T tenant. Lender shall make disbursements from the Mrs. T's Lease Termination Agreement Reserve Account upon
         Borrower's performance, to Lender's satisfaction, of all conditions to disbursement and Lender's receipt of a letter the Mrs. T's Tenant certifying that all amounts owed to the Mrs. T's Tenant pursuant to the Mrs. T's Termination Agreement have been received by the Mrs. T's Tenant, and no other amounts are owed to the Mrs. T's Tenant pursuant to the terms of the Mrs. T's Termination
         Agreement.
    28
    29
    30

Line #   Related Principal
------   -----------------
     1

     2
     3
     4


















     5


     6
     7   Zuckerman








     8
     9   Berg/Frater
    10














    11
    12
    13
    14
    15
    16
    17
    18


    19   Zuckerman


    20



    21
    22
    23
    24
    25













    26
    27
















    28   Berg/Frater
    29   Levy
    30

Line #   Sponsor
------   ----------------------------------------------------------------------------------------------
     1   Holliday, III, Henry L.

     2   Zuker, Edward E.
     3   Innkeepers USA Trust
     4   Federal Center Plaza Corporation; Donohoe Hospitality Services LLC


















     5   Stott, Jonathan;O'Connor, Peter D.;Murphy, Peter F.


     6   Hersha Hospitality Limited Partnership
     7   Zuckerman, Norbert








     8   Victory Real Estate Investments, LLC
     9   Berg, Donald A. ;Frater, Craig;Raisis, Leo W.
    10   O'Connell, Patrick














    11   Flower, Paul
    12   RCP General, Inc.
    13   Savage, Guy A.; Noltes, G.J. Willem
    14   Stanley L. Baty; Daniel D. Ederer
    15   Cuje, Brian M.; Campbell, Mark D.
    16   Naito, Lawrence M.;Naito, Ronald W.;Naito, Kenneth C.; Campbell, Anne Naito, Campbell, Douglas
    17   Shekhter, Naum Niel;The NMS Family Living Trust;Shekhter, Margarita V.
    18   Bansal, Dau D.


    19   Zuckerman, Norbert A.


    20   Monfore, Robert W.; Monfore Group, Inc.



    21   Israel, David
    22   Kleinschmidt, Robert
    23   Segal, Kenneth B.; Larner, Barry B.
    24   Shapack, Richard A.
    25   Kim, Jong Ho













    26   Waterhouse, Kenneth G.;Ubaldi, Ronald A.;Ubaldi Living Trust dated July 19, 1993
    27   Hargett, Robert W.; McFadden, Kevin
















    28   Berg, Donald A.; Frater, Craig
    29   Levy, Stephen M. ; Levy, David M.
    30   Harris, Jerry L.

Line #   Date of Engineering Report   Date of Phase I Report   Grace Period   Payment Day   Servicing Fee Rate
------   --------------------------   ----------------------   ------------   -----------   ------------------
     1                    2/12/2007                2/27/2007              5             1                 0.02

     2                    12/1/2006                3/29/2007              5             1                 0.02
     3                    8/10/2006                7/19/2006              5             1                 0.02
     4                    11/8/2006               11/22/2006              5             1                 0.02


















     5                    1/31/2007                1/31/2007              5             1                 0.02


     6                    1/23/2007                1/26/2007              5             1                 0.02
     7                                                                    5             1                 0.02
                          1/26/2006                1/26/2007                                              0.02
                          1/26/2007                1/26/2007                                              0.02
                          1/26/2007                1/26/2007                                              0.02
                          1/26/2007                1/26/2007                                              0.02
                           1/5/2007                 1/5/2007                                              0.02
                          1/25/2007                1/25/2007                                              0.02
                          1/23/2007                1/23/2007                                              0.02
                          1/30/2007                1/30/2007                                              0.02
     8                   10/23/2006               10/23/2006              5             1                 0.02
     9                   12/21/2006               12/22/2006              5             1                 0.02
    10                    1/26/2007                1/24/2007              5             1                 0.02














    11                    10/4/2006                10/9/2006              5             1                 0.02
    12                    2/23/2007                2/26/2007              5             1                 0.02
    13                    2/21/2007                2/23/2007              5             1                 0.02
    14                   12/28/2006                 2/1/2007              0             1                 0.02
    15                    2/28/2007                3/20/2007              5             1                 0.02
    16                    11/3/2006                11/2/2006              5             1                 0.02
    17                    3/16/2007                1/25/2007              0             1                 0.02
    18                    1/23/2007                2/13/2007              0             1                 0.02


    19                                                                    5             1                 0.02
                          1/26/2007                1/26/2007                                              0.02
                           1/5/2007                 1/5/2007                                              0.02
    20                   12/19/2006               12/19/2006              5             1                 0.02



    21                     1/8/2007                1/31/2007              5             1                 0.02
    22                   12/18/2006                 1/4/2007              0             1                 0.02
    23                   11/30/2006                2/15/2007              5             1                 0.02
    24                    2/26/2007                2/27/2007              0             1                 0.02
    25                    12/1/2006                12/4/2006              5             1                 0.02













    26                     1/5/2007                 1/5/2007              5             1                 0.02
    27                    2/16/2007                2/28/2007              5             1                 0.02
















    28                   12/26/2006               12/22/2006              5             1                 0.02
    29                    9/12/2006                9/28/2006              0             1                 0.02
    30                    9/14/2006               10/17/2006              5             1                 0.02

Line #   Cut-off Balance /SF   Maturity Balance /SF
------   -------------------   --------------------
     1             235849.06              235849.06

     2             183127.57              183127.57
     3             113268.61              102313.54
     4             157718.12              148516.08


















     5                 35.96                  35.96


     6             111702.13              100595.22
     7                287.11                 287.11
                       254.8                  254.8
                      251.59                 251.59
                      277.57                 277.57
                      214.12                 214.12
                      278.35                 278.35
                      520.11                 520.11
                      239.81                 239.81
                       265.5                  265.5
     8                 76.53                  68.69
     9                105.45                  98.62
    10               1093750              989225.27














    11              91346.15               78933.07
    12              58531.75               58531.75
    13              63596.49               62018.98
    14                 41.61                  36.73
    15                172.84                 172.84
    16                 99.86                  93.45
    17                138375                 138375
    18                 65.03                  54.58


    19                300.27                 300.27
                      303.22                 303.22
                      297.32                 297.32
    20                  65.5                   42.6



    21                130.51                 115.99
    22              11123.81               10021.61
    23                  39.9                  34.65
    24                 99.40                  89.16
    25                 82.79                  70.04













    26                 40000                  40000
    27                  91.3                  78.46
















    28                 72.66                  67.99
    29                  95.6                  81.37
    30              20588.24               18127.14

                                    EXHIBIT F

                    LIST OF CRITICAL MORTGAGE LOAN DOCUMENTS

1. A copy of the Mortgage;

2. A copy of any related ground leases;

3. The original Notes;

4. The originals or copies of any related letters of credit; and

5. The lenders title policy (original or copy or marked-up title commitment marked as binding and countersigned by the title company or its authorized agent either on its face (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company) or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company.